As filed with the Securities and Exchange Commission on April 30th, 2004

                                                     Registration Nos. 333-98805
                                                                    and 811-8994
--------------------------------------------------------------------------------

                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                               FORM N-4

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment                 [ ]
                  Post-Effective Amendment No. 2          [X]
                                       and
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY  [  ]
                             ACT OF 1940
                        Amendment No. 20  [X]
           KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
           -----------------------------------------------
                      (Exact Name of Registrant)

                  KANSAS CITY LIFE INSURANCE COMPANY
                  ----------------------------------
                         (Name of Depositor)

           3520 Broadway, Kansas City, Missouri 64111-2565
           -----------------------------------------------
         (Address of Depositor's Principal Executive Offices)
          Depositor's Telephone Number, including Area Code:
          --------------------------------------------------
                            (816) 753-7000

 Name and Address of Agent for Service:                      Copy to:

        William A. Schalekamp                          W. Thomas Conner
  Kansas City Life Insurance Company             Sutherland Asbill & Brennan LLP
           3520 Broadway                          1275 Pennsylvania Avenue, N.W.
  Kansas City, Missouri 64111-2565                 Washington, DC 20004-2415

It is proposed that this filing will become effective:
 [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485
 [X] On May 1, 2004, pursuant to paragraph (b) of Rule 485
 [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
 [ ] On May 1, 2004, pursuant to paragraph (a)(1) of Rule 485

                Title of securities being registered:
   Individual Flexible Premium Deferred Variable Annuity Contracts

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                       KANSAS CITY LIFE INSURANCE COMPANY
         THROUGH THE KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       KANSAS CITY LIFE INSURANCE COMPANY
      STREET ADDRESS:                          SEND CORRESPONDENCE TO:
      3520 BROADWAY                            VARIABLE ADMINISTRATION
 KANSAS CITY, MISSOURI 64111-2565                 P.O. BOX 219364
     TELEPHONE (816) 753-7000              KANSAS CITY, MISSOURI 64121-9364
                                                TELEPHONE (800) 616-3670

This Prospectus describes an individual flexible premium deferred variable annuity contract (the "Contract") offered by Kansas City Life Insurance Company ("Kansas City Life"). We have provided a Definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors' long-term investment needs. The Contract also provides you the opportunity to allocate premiums to one or more divisions ("Subaccount") of the Kansas City Life Variable Annuity Separate Account ("Variable Account") or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Funds") as follows:

AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Dent Demographic Trends Fund
   AIM V.I. Premier Equity Fund
   INVESCO VIF-Technology Fund
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS
   American Century VP Capital Appreciation
   American Century VP Income & Growth
   American Century VP Inflation Protection Fund (Class II)
   American Century VP International
   American Century VP Ultra(R)
   American Century VP Value
CALAMOS(R) ADVISORS TRUST
   Calamos Growth and Income Portfolio
DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio - Initial Shares
   Developing Leaders Portfolio - Initial Shares
DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. -
INITIAL SHARES
FEDERATED INSURANCE SERIES
   Federated American Leaders Fund II
   Federated High Income Bond Fund II
   Federated Prime Money Fund II
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Franklin Small Cap Fund (Class 2)
   Franklin Real Estate Fund (Class 2)
   Templeton Developing Markets Securities Fund (Class 2)
   Templeton Foreign Securities Fund (Class 2)
J.P. MORGAN SERIES TRUST II

PMorgan Mid Cap Value Portfolio

PMorgan Small Company Portfolio

PMorgan U.S. Large Cap Core Equity Portfolio
MFS(R)VARIABLE INSURANCE TRUST(SM)
   MFS Bond Series
   MFS Emerging Growth Series
   MFS Research Series
   MFS Total Return Series
   MFS Strategic Income Series
   MFS Utilities Series
SELIGMAN PORTFOLIOS, INC.
   Seligman Capital Portfolio (Class 2)
   Seligman Communications and Information Portfolio (Class 2)
   Seligman Small-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these Portfolios. The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 3%.

This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing. The Statement of Additional Information contains more information about the Contract and the Variable Account. The date of the Statement of Additional Information is the same as this Prospectus and is incorporated by reference. We show the Table of Contents for the Statement of Additional Information on page 34 of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.

The Securities and Exchange Commission maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether purchasing another contract, as a replacement for an existing contract is advisable.

THIS PROSPECTUS AND THE ACCOMPANYING FUND PROSPECTUSES PROVIDE IMPORTANT INFORMATION YOU SHOULD HAVE BEFORE DECIDING TO PURCHASE A CONTRACT. PLEASE KEEP FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2004.

                               PROSPECTUS CONTENTS

DEFINITIONS..............................................................................1
HIGHLIGHTS...............................................................................3
   THE CONTRACT..........................................................................3
   CHARGES AND DEDUCTIONS................................................................4
   ANNUITY PROVISIONS....................................................................4
   FEDERAL TAX STATUS....................................................................5
FEE TABLE................................................................................5
   OWNER TRANSACTION EXPENSES............................................................5
   PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES........................................5
   RANGE OF PORTFOLIO OPERATING EXPENSES.................................................6
   ANNUAL PORTFOLIO OPERATING EXPENSES...................................................6
   EXAMPLE OF CHARGES....................................................................9
CONDENSED FINANCIAL INFORMATION..........................................................9
KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS....................................10
   KANSAS CITY LIFE INSURANCE COMPANY...................................................10
   KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT...................................10
   THE FUNDS............................................................................10
   RESOLVING MATERIAL CONFLICTS.........................................................13
   ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS....................................13
   VOTING RIGHTS........................................................................14
DESCRIPTION OF THE CONTRACT.............................................................14
   PURCHASING A CONTRACT................................................................14
   REPLACEMENT OF CONTRACTS.............................................................15
   FREE-LOOK PERIOD.....................................................................15
   ALLOCATION OF PREMIUMS...............................................................15
   DETERMINATION OF CONTRACT VALUE......................................................16
   VARIABLE ACCOUNT VALUE...............................................................16
   TRANSFER PRIVILEGE...................................................................17
   DOLLAR COST AVERAGING PLAN...........................................................18
   PORTFOLIO REBALANCING PLAN...........................................................19
   PARTIAL AND FULL CASH SURRENDERS.....................................................19
   CONTRACT TERMINATION.................................................................20
   CONTRACT LOANS.......................................................................20
   DEATH BENEFIT BEFORE MATURITY DATE...................................................21
   PROCEEDS ON MATURITY DATE............................................................22
   PAYMENTS.............................................................................23
   MODIFICATIONS........................................................................23
   REPORTS TO CONTRACT OWNER............................................................24
   TELEPHONE, FACSIMILE, ELECTRONIC MAIL AUTHORIZATIONS AND INTERNET AUTHORIZATIONS.....24

THE FIXED ACCOUNT.......................................................................24
   MINIMUM GUARANTEED AND CURRENT INTEREST RATES........................................25
   CALCULATION OF FIXED ACCOUNT VALUE...................................................25
   TRANSFERS FROM FIXED ACCOUNT.........................................................25
   DELAY OF PAYMENT.....................................................................25
CHARGES AND DEDUCTIONS..................................................................25
   SURRENDER CHARGE.....................................................................25
   TRANSFER PROCESSING FEE..............................................................25
   ADMINISTRATIVE CHARGES...............................................................26
   MORTALITY AND EXPENSE RISK CHARGE....................................................26
   PREMIUM TAXES........................................................................26
   REDUCED CHARGES FOR ELIGIBLE GROUPS..................................................26
   OTHER TAXES..........................................................................26
   INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS.............................27
PAYMENT OPTIONS.........................................................................27
   ELECTION OF OPTIONS..................................................................27
   DESCRIPTION OF OPTIONS...............................................................27
YIELDS AND TOTAL RETURNS................................................................28
   YIELDS...............................................................................28
   TOTAL RETURNS........................................................................28
FEDERAL TAX STATUS......................................................................28
   INTRODUCTION.........................................................................28
   TAXATION OF NONQUALIFIED CONTRACTS...................................................30
   TAXATION OF QUALIFIED CONTRACTS......................................................30
   POSSIBLE TAX LAW CHANGES.............................................................32
SALE OF THE CONTRACTS...................................................................32
LEGAL PROCEEDINGS.......................................................................33
COMPANY HOLIDAYS........................................................................33
FINANCIAL STATEMENTS....................................................................33
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS...................................36

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear. The descriptions of those terms are not repeated in this Definition Section.

Annuitant                           The person on whose life the Contract's
                                    annuity benefit is based.

Beneficiary                         The person you designate to receive any
                                    proceeds payable under the Contract at your death or the death of the Annuitant.

Cash Surrender Value                This equals the Contract Value at the time
                                    of surrender less any applicable loan
                                    balance and premium taxes payable. There are no surrender charges associated with this contract.

Contract Date                       The date from which Contract Months, Years,
                                    and Anniversaries are measured.

Contract Value                      The sum of the Variable Account Value and
                                    the Fixed Account Value.

Contract Year                       Any period of twelve months starting with
                                    the Contract Date or any Contract
                                    Anniversary.

Fixed Account                       An account that is one option we offer for
                                    allocation of your premiums. It is part of our general account and is not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value                 Measure of value accumulating in the Fixed
                                    Account.

Guaranteed Minimum                  This Contract provides for a Guaranteed
Death Benefit                       Minimum Death Benefit. This benefit is paid
                                    at the death of the
                                    Annuitant.

Home Office                         When the term "Home Office" is used
                                    in this prospectus in connection with
                                    transactions under the Contract, it means our Variable Administration office.
                                    Transaction requests and other types of
                                    Written Notices should be sent to P.O. Box
                                    219364, Kansas City, Missouri 64121-9364.
                                    The telephone number at our Variable
                                    Administration office is 800-616-3670.

Issue Age                           The Annuitant's age on his/her last birthday
                                    as of the Contract Date.

Life Payment Option                 A payment option based upon the life of the
                                    Annuitant.

Maturity Date The date when the Contract terminates and we either pay the proceeds under a payment option or pay you the Cash Surrender Value in a lump sum. The latest Maturity Date is the later of the contract anniversary following the Annuitant's 85th birthday and the tenth contract anniversary. Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.

Monthly Anniversary Day             The same day of each month as the Contract
                                    Date, or the last day of the month for
                                    those months not having such a day.

Non-Life Payment Option             A payment option that is not based upon the
                                    life of the Annuitant.

Non-Qualified Contract              A Contract that is not a Qualified Contract.

Owner The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Premium Year                        Refers to the 12-month period following
                                    the date a particular premium is credited to your Contract.

Proceeds The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract                  A Contract issued in connection with plans
                                    that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

Subaccount                          The divisions of the Variable Account. The
                                    assets of each Subaccount are invested in a Portfolio of a designated Fund.

Valuation Day                       Each day the New York Stock Exchange is open
                                    for business.

Valuation Period                    The interval of time beginning at the close
                                    of normal trading on the New York Stock
                                    Exchange on one Valuation Day and ending at the close of normal trading on the New York
                                    Stock Exchange on the next Valuation Day.
                                    Currently, the close of normal trading is 3:00 P.M. Central Standard Time. The term
                                    "Valuation Period" is used in this
                                    prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable
                                    Administration office.

Variable Account Value              The Variable Account Value is equal to the
                                    sum of all Subaccount Values of a Contract.

Written Notice                      A written request or notice in a form
                                    satisfactory to us that is signed by the Owner and received at the Home Office.

HIGHLIGHTS

THE CONTRACT
     WHO SHOULD INVEST. The Contract is designed for investors seeking long-term tax-deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. We offer the Contract as both a Qualified Contract and a Non-Qualified Contract.

The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, including the costs and benefits of the Contract (including the annuity payment options), before you purchase the Contract in a taxqualified plan. There should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

     THE CONTRACT. The Contract is an individual flexible premium deferred variable annuity. In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial"). You must pay the minimum initial premium. The maximum Issue Age is 85. (See "FEDERAL TAX STATUS," page 28)

We offer other variable annuity contracts that have a different death benefit and different contract features. However, these contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about the other contracts, contact our Home Office or your registered representative.

     FREE-LOOK PERIOD. You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days after receiving it. The amount returned to you will vary depending on your state.

     PREMIUMS. The minimum amount that we will accept as an initial premium is $25,000. You may pay additional premiums at any time during the Annuitant's lifetime and before the Maturity Date. The minimum premium allowed after the initial premium is $50. We reserve the right to waive the $25,000 minimum premium requirement for certain corporate markets contracts.

     PREMIUM ALLOCATION. You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account. In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account. We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund. The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts. We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate of 3% per year. We may declare a higher current interest rate. The aggregate amount you allocate to the Fixed Account may not exceed 15% of the Contract Value.

The sum of your allocations must equal 100%. We have the right to limit the number of Subaccounts to which you may allocate premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You can change the allocation percentages at any time by sending Written Notice. You can make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail Authorizations and Internet Authorizations," page 24) The change will apply to the premium payments received with or after receipt of your notice.

We will allocate the initial premium to the Federated Prime Money Fund II Subaccount for a 15-day period in states that:

o    require premium payments to be refunded under the free-look provision; or

o require the greater of premium payments or Contract Value to be refunded under the free-look provision.

At the end of that period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions. (See "Allocation of Premiums," page 15)

     TRANSFERS. After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Certain restrictions apply. (See "Transfer Privilege," page 17)

     FULL AND PARTIAL SURRENDER. You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:

o    the date that the Annuitant dies; or
o    the Maturity Date.

     DEATH BENEFIT. If the Annuitant dies before the Maturity Date while the Contract is in force, the Beneficiary will receive a death benefit. For annuitants with an attained age of 80 or below, the death benefit is equal to the greater of:

o premiums paid, proportionately adjusted for any surrenders less any loan balance;

o the Contract Value less any loan balance on the date we receive due proof of Annuitant's death (including any documents we require to process and make the payment); and

o the highest Contract Value as of every fifth year Contract Anniversary during any point the Contract has been in effect on or before the Annuitant's death. Any loan balance will be deducted from such Contract Value and the contract value will also be proportionately adjusted for partial surrenders plus any additional premiums paid.

The Guaranteed Minimum Death Benefit at ages above 80 will equal the greater of the contract value on the date on which we receive due proof of death (including any documents we require to process and make the payment) or the Guaranteed Minimum Death Benefit as of the Contract Anniversary on which the Annuitant attains age 80 proportionately adjusted for partial surrenders less any loan balance plus any additional premiums paid.

If you die before the Maturity Date, the Contract Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death.

The Guaranteed Minimum Death Benefit is paid to the Beneficiary at the death of the Annuitant. If the Owner, who is not the same as the Annuitant, predeceases the Annuitant, the Cash Surrender Value of the contract will be paid to the Beneficiary.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

o If received under a payment option, they are taxed in the same manner as annuity payments.

o If distributed in a lump sum, they are taxed in the same manner as a full surrender.

CHARGES AND DEDUCTIONS
The following charges and deductions apply to the contract:

     TRANSFER PROCESSING FEE. The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free. We assess a $25 transfer-processing fee for each additional transfer during a Contract Year. (See "Transfer Processing Fee," page 25.)

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.40%. (See "Mortality and Expense Risk Charge," page 26.)

     ASSET-BASED ADMINISTRATION CHARGE. We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract. Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.25%.

     PREMIUM TAXES. If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the proceeds to a payment option.

     INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS. The Funds deduct investment advisory fees on a daily basis and incur other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. See the prospectuses for the Funds for specific information about these fees.

For information concerning compensation paid for the sale of Contracts, see "SALE OF THE CONTRACTS," page 32.

ANNUITY PROVISIONS
     MATURITY DATE. On the Maturity Date, we will apply the proceeds to the payment option you choose. If you choose a Life Payment Option, the amount of proceeds will be the full Contract Value. If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value. (See "PAYMENT OPTIONS," page 27.)

PAYMENT OPTIONS. The payment options are:

o    Interest Payments (Non-Life Payment Option)

o    Installments of a Specified Amount (Non-Life Payment Option)
o    Installments for a Specified Period (Non-Life Payment Option)
o    Life Income (Life Payment Option)
o
oint and Survivor Income (Life Payment Option)

Payments under these options do not vary based on Variable Account performance. (See "PAYMENT OPTIONS," page 27.)

FEDERAL TAX STATUS
Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs. A distribution includes an actual distribution of funds such as a surrender or annuity payment. However, a distribution also includes a pledge or assignment of a contract. Generally, all or part of any distribution is taxable as ordinary income. In addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59 1/2. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See "FEDERAL TAX STATUS," page 28)

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying and owning the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES

--------------------------------------------------------------------------------------------------------
Sales Load on Premium Payments         None
--------------------------------------------------------------------------------------------------------
Maximum Surrender Charge               None
--------------------------------------------------------------------------------------------------------
Transfer Processing Fee                No fee for the first 6 transfers in a Contract Year; $25 for each additional transfer during a Contract Year
--------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES

----------------------------------------------------------------------------------------------
Annual Administration Fee                                                             None
----------------------------------------------------------------------------------------------
VARIABLE ACCOUNT ANNUAL EXPENSES (AS A % OF AVERAGE ANNUAL VARIABLE
ACCOUNT VALUE DURING THE ACCUMULATION PERIOD)
----------------------------------------------------------------------------------------------
        Mortality and Expense Risk Charge                                             1.40%
        AssetBased Administration Charge                                              0.25%
        --------------------------------                                              -----
        Total Variable Account Annual Expenses                                        1.65%
----------------------------------------------------------------------------------------------
     Loan Interest Charge                                                             5.00%(1)
----------------------------------------------------------------------------------------------

The next table shows the lowest and highest total operating expenses charged by the Portfolios, for the fiscal year ended December 31, 2003. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

-------------------
(1) The maximum guaranteed net cost of loans (available under 403(b)(TSA) Qualified Contracts) is 5.0% annually. The net cost of a loan is the difference between the loan interest charged (8.0%) and the amount credited to the loan account (3.0%).

RANGE OF PORTFOLIO OPERATING EXPENSES (2)
----------------------------------------------------------------------------------------------------------------------
                                                                                             MINIMUM         MAXIMUM
                                                                                             -------         -------
----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING  EXPENSES (total of all expenses that are deducted           0.27%           1.80%
from Portfolio assets, including management fees, distribution or service fees
(12b-1 fees), and other expenses - before any contractual waivers of fees and expenses)
----------------------------------------------------------------------------------------------------------------------

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2003.

ANNUAL PORTFOLIO OPERATING EXPENSES(3)
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                    MANAGEMENT    12B-1/    OTHER        TOTAL         EXPENSES      TOTAL PORTFOLIO
                                                FEES      SERVICE   EXPENSES    PORTFOLIO     REIMBURSEMENT   ANNUAL EXPENSES
                                                            FEES                  ANNUAL                           AFTER
                                                                                 EXPENSES                      REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund           0.85%        NA       0.45%       1.30%            NA                NA
(Series I Shares)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                    0.61%        NA       0.24%       0.85%            NA                NA
(Series I Shares)
-------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF-Technology Fund (Series I           0.75%        NA       0.41%       1.16%(5)         NA                NA
Shares)(4)
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation        1.00%        NA       0.00%       1.00%(6)         NA                NA
-------------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth             0.70%        NA       0.00%       0.70%(6)         NA                NA
-------------------------------------------------------------------------------------------------------------------------------
American Century VP Inflation Protection        0.51%       0.25%     0.00%       0.76%(6)         NA                NA
Fund (Class II)
-------------------------------------------------------------------------------------------------------------------------------
American Century VP International               1.30%        NA       0.01%       1.31%(6)         NA                NA
-------------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R)                    1.00%        NA       0.00%       1.00%(6)         NA                NA
-------------------------------------------------------------------------------------------------------------------------------
American Century VP Value                       0.95%        NA       0.00%       0.95%(6)         NA                NA
-------------------------------------------------------------------------------------------------------------------------------

-------------------
(2) The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s). Kansas City Life has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.
(3) These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value. The investment advisor of each Fund provided the above information, and Kansas City Life has not independently verified it. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown. See the Portfolios' prospectuses for more complete information.
(4) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.
(5) The Fund has adopted new forms of administrative services and transfer agency agreements, which will be effective May 1, 2004. As a result, Other Expenses have been restated to reflect the changes in fees under the new agreements.

-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                    MANAGEMENT     12B-1/    OTHER        TOTAL         EXPENSES      TOTAL PORTFOLIO
                                                FEES       SERVICE   EXPENSES    PORTFOLIO     REIMBURSEMENT   ANNUAL EXPENSES
                                                            FEES                  ANNUAL                           AFTER
                                                                                 EXPENSES                      REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
CALAMOS(R) ADVISORS TRUST
-------------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income Portfolio            0.75%        NA       0.84%       1.59%(7)         NA                NA
-------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
-------------------------------------------------------------------------------------------------------------------------------
Appreciation Portfolio - Initial Shares        0.75%        NA       0.05%       0.80%            NA                NA
-------------------------------------------------------------------------------------------------------------------------------
Developing Leaders Portfolio - Initial         0.75%        NA       0.07%       0.82%            NA                NA
Shares
-------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC. - INITIAL       0.25%        NA       0.02%       0.27%            NA                NA
SHARES
-------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH        0.75%        NA       0.09%       0.84%            NA                NA
FUND, INC. - INITIAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders Fund II(8)          0.75%        NA       0.15%       0.90%            NA                NA
-------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II(8)          0.60%        NA       0.15%       0.75%            NA                NA
-------------------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                  0.50%        NA       0.17%       0.67%            NA                NA
-------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
-------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund (Class 2)              0.51%      0.25%(10)  0.29%       1.05%           0.04%            1.01%(9)
-------------------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund (Class 2)            0.50%(11)  0.25%(10)  0.03%       0.78%            NA                NA
-------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities        1.25%      0.25%(10)  0.30%       1.80%            NA                NA
Fund (Class 2)
-------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund (Class 2)    0.69%      0.25%(10) 0.22%       1.16%           0.04%            1.12%(9)
-------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN SERIES TRUST II
-------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio               0.70%        NA       0.88%       1.58%           0.58%           1.00%(12)
-------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio               0.60%        NA       0.55%       1.15%            NA                NA
-------------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Large Cap Core Equity            0.35%        NA       0.50%       0.85%            NA                NA
Portfolio
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
-------------------------------------------------------------------------------------------------------------------------------
MFS Bond Series                                0.60%        NA       0.34%       0.94%           0.19%           0.75%(13)
-------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                     0.75%        NA       0.12%       0.87%            NA                NA
-------------------------------------------------------------------------------------------------------------------------------
MFS Research Series                            0.75%        NA       0.13%       0.88%            NA                NA
-------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Series                    0.75%        NA       0.36%       1.11%           0.21%           0.90%(13)
-------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series                        0.75%        NA       0.09%       0.84%            NA                NA
-------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Series                           0.75%        NA       0.17%      0.92%(14)         NA                NA
-------------------------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC.
-------------------------------------------------------------------------------------------------------------------------------
Seligman Capital Portfolio (Class 2)           0.40%       0.25%     0.56%       1.21%            NA                NA
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                    MANAGEMENT     12B-1/    OTHER        TOTAL         EXPENSES      TOTAL PORTFOLIO
                                               FEES        SERVICE   EXPENSES    PORTFOLIO     REIMBURSEMENT   ANNUAL EXPENSES
                                                            FEES                  ANNUAL                           AFTER
                                                                                 EXPENSES                      REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
Seligman Communications and Information        0.75%       0.25%     0.26%       1.26%            NA                NA
Portfolio (Class 2)
-------------------------------------------------------------------------------------------------------------------------------
Seligman Small-Cap Value Portfolio (Class 2)   1.00%       0.19%     0.16%       1.35%            NA                NA

-------------------------------------------------------------------------------------------------------------------------------

Premium taxes, currently ranging up to 3.5%, may be applicable, depending on various states' laws.

The above tables are intended to assist you in understanding the costs and expenses that you will bear, directly or indirectly. The tables reflect expenses of the Variable Account as well as of the Funds. The Contract Owner transaction expenses, annual administration fee, and Variable Account annual expenses are based on charges described in the Contract. The annual expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various costs and expenses, see "CHARGES AND DEDUCTIONS" on page 25 of this Prospectus and the prospectuses for the Funds that accompany it.

---------------------
(5) As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.

(6) The investment Manager to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70%. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $20 billion of the average net assets of the fund, and 0.95% over the next $20 billion. For the services it provided to the fund during the most recent fiscal year, the advisor received a unified management fee of 0.50% of the average net assets of the Class II shares of the fund.

(7) Pursuant to a written agreement, the investment manager voluntarily agreed to waive fees and/or reimburse portfolio expenses for the first four months of 2003 so that Total Portfolio Annual Expenses were limited during such period to 1.00% of the portfolio's average net assets. After such fee waiver and/or reimbursement, the portfolio's total annual portfolio expenses were 1.43%.

(8) The Fund did not pay or accrue a shareholder services fee on the Rule 12b-1 fee during the fiscal year ended December 31, 2003. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2004.

(9) The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission require this reduction.

(10) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

(11) The Fund administration fee is paid indirectly through the management fee.

(12) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses until May 1, 2005 to the extent necessary to limit Total Annual Fund Operating Expenses 1.00%.

(13) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described below), do not exceed the following percentages of the average daily net assets of the series until May 1, 2005:

         0.15% Strategic Income Series   0.15% for Bond Series

(14) Each series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend-disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:

                           0.91% for Utilities Series

EXAMPLE OF CHARGES
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including contract owner transaction expenses, Variable Account charges, and highest Annual Portfolio Operating Expenses. The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

(1) If the Contract is paid out under a Non-Life Payment Option at the end of the applicable time period:

MAXIMUM PORTFOLIO EXPENSES

1 year           3 years       5 years        10 years
$347.47          $1,057.49     $1,788.10      $3,708.66

MINIMUM PORTFOLIO EXPENSES

1 year           3 years       5 years        10 years
$194.86          $602.32       $1,034.62      $2,234.22

(2) If the Contract is paid out under a Life Payment Option at the end of the applicable time period:

MAXIMUM PORTFOLIO EXPENSES

1 year           3 years       5 years        10 years
$347.47          $1,057.49     $1,788.10      $3,708.66

MINIMUM PORTFOLIO EXPENSES

1 year           3 years       5 years        10 years
$194.86          $602.32       $1,034.62      $2,234.22

The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

These examples assume that we assess no transfer charges or premium taxes.

YOU SHOULD NOT CONSIDER THE ASSUMED EXPENSES IN THE EXAMPLES TO REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL AND YOU SHOULD NOT VIEW IT AS A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

THE VARIOUS FUNDS THEMSELVES PROVIDED THE EXPENSE INFORMATION REGARDING THE PORTFOLIOS. THE FUNDS AND THEIR INVESTMENT ADVISERS ARE NOT AFFILIATED WITH US. WHILE WE HAVE NO REASON TO DOUBT THE ACCURACY OF THESE FIGURES PROVIDED BY THESE NON-AFFILIATED FUNDS, WE HAVE NOT INDEPENDENTLY VERIFIED THE FIGURES.

CONDENSED FINANCIAL INFORMATION
Condensed financial information containing the Accumulation Unit Value listing appears at the end of this prospectus.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and urisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and urisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and urisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
We established the Variable Account as a separate investment account under Missouri law on anuary 23, 1995. This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS
Each of the Funds is registered with the SEC as a diversified openend management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fundtype mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios are described below.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies. Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM VARIABLE INSURANCE FUNDS
     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

     AIM V.I. PREMIER EQUITY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The investment objective is to achieve longterm growth of capital.
Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities udged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.

     INVESCO VIF-TECHNOLOGY FUND (SERIES I SHARES) (FORMERLY AIM V.I. NEW TECHNOLOGY FUND) (MANAGER: A I M ADVISORS, INC.). The investment objective is longterm growth of capital. The Fund seeks to meet its objective by investing at least 65% of its total net assets in equity securities of technology and science companies.

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS
     AMERICAN CENTURY VP CAPITAL APPRECIATION PORTFOLIO (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

     AMERICAN CENTURY VP INCOME & GROWTH (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

     AMERICAN CENTURY VP INFLATION PROTECTION FUND (CLASS II) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

     AMERICAN CENTURY VP INTERNATIONAL (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

     AMERICAN CENTURY VP ULTRA(R) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

     AMERICAN CENTURY VP VALUE (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

CALAMOS ADVISORS TRUST
     CALAMOS GROWTH AND INCOME PORTFOLIO (MANAGER: CALAMOS ASSET MANAGEMENT, INC.). Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

DREYFUS VARIABLE INVESTMENT FUND

     APPRECIATION PORTFOLIO (MANAGER: THE DREYFUS CORPORATION; SUB-INVESTMENT
ADVISOR: FAYEZ SAROFIM & CO.). The portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals the portfolio invests at least 80% of it assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

     DEVELOPING LEADERS PORTFOLIO (MANAGER: THE DREYFUS CORPORATION). The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

DREYFUS STOCK INDEX FUND, INC. (MANAGER: THE DREYFUS CORPORATION; INDEX SUB-INVESTMENT ADVISOR: MELLON EQUITY ASSOCIATES). The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (MANAGER: THE DREYFUS CORPORATION). Seeks capital growth with current income as a secondary goal, by investing, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

FEDERATED INSURANCE SERIES
     FEDERATED AMERICAN LEADERS FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing primarily in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

     FEDERATED HIGH INCOME BOND FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

     FEDERATED PRIME MONEY FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     FRANKLIN SMALL CAP FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small-cap companies are those with market capitalization values not exceeding
(i) $1.5 billion or (ii) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase.

     FRANKLIN REAL ESTATE FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC). Seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector. The Fund invests primarily in real estate investment trusts, with generally medium to small market capitalizations, and in companies that derive at least half of their assets or revenues from the ownership, construction, management, or sale of residential, commercial or industrial real estate.

     TEMPLETON DEVELOPING MARKETS SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON ASSET MANAGEMENT LTD.). Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments.

     TEMPLETON FOREIGN SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON INVESTMENT COUNSEL, LLC.). Seeks longterm capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

J.P. MORGAN SERIES TRUST II

PMORGAN MID CAP VALUE PORTFOLIO (MANAGER:
..P. MORGAN INVESTMENT
MANAGEMENT INC.). The investment objective of PMorgan Mid Cap
Value Portfolio is to provide long-term growth from mid-capitalization stocks.

PMORGAN SMALL COMPANY PORTFOLIO (MANAGER:
..P. MORGAN INVESTMENT
MANAGEMENT INC.). The investment objective of PMorgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

PMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO (MANAGER:
..P. MORGAN
INVESTMENT MANAGEMENT INC.).
PMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invests at least 80% of the value of its Assets in large-cap Companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS(R) VARIABLE INSURANCE TRUST(SM)
     MFS BOND SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. The Series may purchase lowerrated or nonrated debt securities commonly known as "junk bonds", but focuses on investment grade bonds.

     MFS EMERGING GROWTH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

     MFS STRATEGIC INCOME SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

     MFS RESEARCH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected industries and then to securities within those industries.

     MFS TOTAL RETURN SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFS UTILITIES SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

SELIGMAN PORTFOLIOS, INC.
     SELIGMAN CAPITAL PORTFOLIO (CLASS 2) (MANAGER:
.. & W. SELIGMAN & CO.
INCORPORATED). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

     SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 2) (MANAGER:
J & W. SELIGMAN & CO. INCORPORATED). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

     SELIGMAN SMALL-CAP VALUE PORTFOLIO (CLASS 2)(MANAGER:
..& W. SELIGMAN & CO.
INCORPORATED). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund's investment adviser (or its affiliates) in connection with administration or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ, and some advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio are no longer available for investment or for any other reason in our sole discretion, we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered openend management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable

Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

o operate the Variable Account as a management investment company under the 1940 Act;

o    de-register it under that Act if registration is no longer required;

o    combine it with other Kansas City Life separate accounts; or

o    make any changes required by the 1940 Act.

VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions when it would require us to vote shares in a manner that would:

o cause a change in sub-classification or investment objectives of one or more of the Portfolios;

o    approve or disapprove an investment advisory agreement; or

o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may change how we calculate the weight given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

DESCRIPTION OF THE CONTRACT
The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account. You may also allocate a portion of your premiums to our Fixed Account. We provide options such as dollar cost averaging, portfolio rebalancing and the Systematic Partial Surrender Plan. The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

PURCHASING A CONTRACT
The maximum Issue Age for which we issue a Contract is 85. However, for Qualified Contracts with an Issue Age of 70 1/2 or greater, tax laws may require that distributions begin immediately. We may issue Contracts above the maximum Issue

Age under certain circumstances. We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

The minimum initial premium that we accept is a single premium of $25,000. You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date. These payments must be at least $50. We may limit the number and amount of additional premium payments (where permitted).

REPLACEMENT OF CONTRACTS
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD
You may cancel your Contract for a refund during your "free-look" period. The free-look period applies for the 10 days after you receive the Contract. When we receive the returned Contract at our Home Office, we will cancel the Contract. The amount that we will refund will vary according to state requirements. Most states allow us to refund Contract Value. In those states, we will return an amount equal to the Contract Value. We will determine the amount of the Contract Value as of the earlier of:

o    the date the returned Contract is received by us at our Home Office; or

o the date the returned Contract is received by the Kansas City Life representative who sold you the Contract.

A few states require a return of the greater of premium payments or Contract Value. In these states, we will refund the greater of:

(a) the premiums paid under the Contract; and
(b) the Contract Value as of the earlier of:

o    the date we receive the returned Contract at our Home Office; or

o the date the Kansas City Life representative who sold the Contract receives the returned Contract.

Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise.

ALLOCATION OF PREMIUMS
At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account. The total amount allocated to the Fixed Account may not exceed 15% of the Contract Value. You can change the allocation percentages at any time by sending Written Notice to us. You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail Authorizations and Internet Authorizations," page 24)

Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

o for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate premiums according to the allocation you requested; and

o for contracts sold to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period. At the end of this 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount according to your allocation instructions.

We will allocate the initial premium within two business days of when we receive the premium at our Home Office. In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium. If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application. If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay. We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is complete. Once the application is complete, we will allocate the initial premium within two business days.

We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment at our Home Office. Premiums received at our Home Office before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a Premium payment after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange. We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about you or your account to government regulators. In addition, we may be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

DETERMINATION OF CONTRACT VALUE
The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.

VARIABLE ACCOUNT VALUE
The Variable Account Value reflects the following:

o    the investment experience of the selected Subaccounts;
o    premiums paid;
o    surrenders;
o    transfers;
o    charges assessed in connection with the Contract; and
o    Contract loan balance

There is no guaranteed minimum Variable Account Value. Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

     CALCULATION OF VARIABLE ACCOUNT VALUE. We calculate the Variable Account Value on each Valuation Date. Its value will be the sum of the values attributable to the Contract in each of the Subaccounts. We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract. The unit value of a Subaccount may increase, decrease, or remain the same.

     DETERMINATION OF NUMBER OF ACCUMULATION UNITS. We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount. We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

o any premiums allocated to the Subaccount during the current Valuation Period; and

o transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

o amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee; and

o    amounts surrendered during the current Valuation Period.

     NET INVESTMENT FACTOR. We will calculate a net investment factor on each Valuation Day. A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period. The formula for the net investment factor equals:

                                    (X/Y)-Z

where "X" equals the sum of:

(1) the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus

(2) the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less

(3) the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less

(4) the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes attributable to gains or losses in the Funds underlying the Subaccount.

"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

"Z" equals the charges we deduct from the Subaccount on a daily basis. These charges equal the sum of the asset-based administration charge and the mortality and expense risk charge. The asset-based administration charge equals 0.25% on an annual basis. The mortality and expense risk charge equals 1.40% on an annual basis.

     DETERMINATION OF UNIT VALUE. We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought. The accumulation unit value for each subsequent Valuation Period is equal to:

                                      A x B

"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and

"B" is equal to the net investment factor for the current Valuation Day.

This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE
After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Transfers are subject to the following restrictions:

o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;

o we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;

o we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account. (See "Transfers from Fixed Account," page 25, for restrictions);

o we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing and updated in future prospectuses; and

o transfers to the fixed account will be limited so that the value in the fixed account after the transfer does not exceed 15% of the contract value.

We will make a transfer on the date that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail Authorizations and Internet Authorizations," page 25) Transfer requests made in writing, by telephone, by facsimile, or by electronic mail must be received before 3:00 p.m. Central Standard Time to receive same-day pricing of the transaction. Transfer requests received before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.

The first six transfers during each Contract Year are free. We will charge a $25 transfer-processing fee for all transfers during a Contract Year in addition to the six free ones. For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Frequent or short-term transfers among Subaccounts, such as those associated with "market-timing" transactions, can adversely affect the Funds and the returns received by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of a Portfolio, and increase brokerage and administrative costs of the Funds. To try to protect Owners and the Funds from potentially harmful trading activity, Kansas City Life has policies and procedures designed to detect and deter frequent or short-term transfer activity among the Subaccounts of the Variable Account that may adversely affect Owners or Fund shareholders.

Our procedures for detecting potential market timers involve examining the number and/or size of transfers made by Owners within given periods of time. For purposes of applying the parameters used to detect potential market timers, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner. We do not include transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan in these limitations. We may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.

More specifically, if, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Contract Owners, we have the right not to process a transfer request or apply limitations or modifications to transfers to or from the Fixed Account or one or more of the Subaccounts. These limitations or modifications may include (but are not limited to) any of the following:

o    the requirement of a minimum time period between each transfer;
o not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
o limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time; and
o requiring that a written request be provided to us at our Home Office, signed by an Owner.

We also reserve the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

We will communicate to Owners in writing any suspension or modification of the transfer privilege.

Owners seeking to engage in frequent or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by our ability to predict such strategies, as well as our operational systems and technological limitations. In addition, the terms of the Contract may limit our ability to address this issue. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our procedures will detect every potential market timer, but we apply our procedures consistently to Owners without special arrangement, waiver or exception. We may vary our procedures among our variable contracts, however, to account for differences in various factors, such as operational systems and Contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent, large, or short-term transfers among subaccounts of variable contracts issued by other insurance companies or among fund options available to retirement plan participants.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

To the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds available as investment options under the Contract, including any refusal or restriction on purchases or redemptions of a Fund's shares as a result of the Fund's own policies and procedures on market timing activities. You should read the prospectuses of the Funds for more details on each Fund's ability to refuse or restrict purchases or redemptions of its shares. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.

DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract. If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts or the Fixed Account. The maximum amount that can be transferred into the Fixed Account through the Dollar Cost Averaging Plan is 15% of the contract value. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months. To participate in this plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial and subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Dollar cost averaging transfers will start on the next monthly anniversary day following the date we receive your request or on the date you request. We do not impose a charge for participating in this plan.

Once elected, we will process transfers from the Federated Prime Money Fund II Subaccount monthly until:

o    we have completed the number of designated transfers;
o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
o    you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We have the right to cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the monthly anniversary day on which the Portfolio Rebalancing Plan begins. The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions. If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation. We do not impose a charge for participating in this plan.

The redistribution will not count as a transfer permitted under the Contract each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the monthly anniversary day the Dollar Cost Averaging Plan ends. If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Portfolio rebalancing will terminate when:

o    you request any transfer unless you authorize a new allocation; or
o    the day we receive Written Notice instructing us to cancel the plan.

PARTIAL AND FULL CASH SURRENDERS
     PARTIAL SURRENDERS. You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant's death or the Maturity Date. You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorizations to us. (See "Telephone, Facsimile, Electronic Mail Authorizations and Internet Authorizations," see page 24) The minimum partial surrender requested (other than by telephone) must be at least $100. If you provide notice by telephone, the minimum partial surrender requested must be at least $100 and may not exceed the maximum amount we permit to be withdrawn by telephone. We will surrender the amount requested from the Contract Value on the date we receive Written Notice or notice by telephone for the surrender. There are no surrender charges associated with a partial surrender. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

     SYSTEMATIC PARTIAL SURRENDER PLAN. The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount. If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semiannual or annual basis. The minimum payment under this plan is $100. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and contact you for further instructions.

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES MAY APPLY TO PARTIAL AND SYSTEMATIC PARTIAL SURRENDERS. YOU SHOULD CONSULT YOUR TAX ADVISER BEFORE REQUESTING A PARTIAL OR SYSTEMATIC PARTIAL SURRENDER. (SEE "FEDERAL TAX STATUS," PAGE 28.)

     FULL SURRENDER. You may request a surrender of the Contract for its Cash Surrender Value at any time before the earlier of your death, the Annuitant's death, or the Maturity Date. The Cash Surrender Value will equal the Contract Value less:

o    any loan balance;

o    any premium taxes payable; and

o    any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES MAY APPLY TO A SURRENDER OF THE CONTRACT. YOU SHOULD CONSULT YOUR TAX ADVISER BEFORE REQUESTING A SURRENDER. (SEE "FEDERAL TAX STATUS," PAGE 28.)

     RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN CONTRACTS. Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under Section 403(b) annuity contracts of:

o    elective contributions made in years beginning after December 31, 1988;

o    earnings on those contributions; and

o    earnings in such years on amounts held as of the last year beginning before anuary 1, 1989.

Distributions of those amounts may only occur upon:

o    the death of the employee;

o    attainment of age 59 1/2;

o    severance from employment;

o    disability; or

o    financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

CONTRACT TERMINATION
We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:

o    you have not paid premiums for at least two years;
o    the Contract Value is less than $2,000; and
o total premiums paid under the Contract, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract. We have the right to automatically terminate the Contract on the date specified in the notice, unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required. This additional premium payment must be for at least the required minimum amount.

CONTRACT LOANS
If your Contract is a 403(b) (TSA) Qualified Contract, you have the option of taking a Contract loan at any time after the first Contract Year. You may obtain a loan by submitting Written Notice. The only security we require is an assignment of the Contract to us. We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

     AMOUNT OF LOAN AVAILABLE. You may borrow up to the lesser of:

(1) $50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

(2)  the greater of 50% of the Cash Surrender Value of the Contract or $10,000;
     or

(3) the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time you make a new loan, the sum of all prior loans, loan interest outstanding, and the current loan applied for, may not exceed the applicable limit described above. Each loan must be at least $2,500.

     LOAN ACCOUNT. When you make a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account. The loan account is part of the Fixed Account. If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account. Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

     INTEREST CREDITED ON LOANED AMOUNT. We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3.0% per year. We may apply different interest rates to the loan account than the Fixed Account. Any interest we credit on loaned amounts will remain in the Fixed Account.

     LOAN INTEREST CHARGED. On each Contract Anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year. We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the Contract Anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

     REPAYMENT OF LOAN. You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly. Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts. We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently. Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period. You are allowed a 31-day grace period from the installment due date. If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

     LOAN BALANCE. Loan balance means all unpaid Contract loans and loan interest. We will deduct any outstanding loan balance from the Contract proceeds. We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract. We will mail notice to you at least 31 days before such termination.

Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

     ERISA PLANS. If your 403(b) (TSA) Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan. Any loan under this Contract may also be subject to the rules of the plan it is part of. You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.

DEATH BENEFIT BEFORE MATURITY DATE
A death benefit will be paid at the death of either the Annuitant or an Owner of the Contract. We will determine the amount of and pay the death benefit proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. Once a death benefit has been paid, the Contract is terminated. If you are also the Annuitant, the death benefit proceeds payable will be those payable on the death of the Annuitant. However, if the Contract is issued with an Owner and an Annuitant who are not the same individual, the benefit will be paid at the first death. If the Owner predeceases the Annuitant, the Cash Surrender Value of the contract will be paid to the Beneficiary. If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.

     CALCULATION OF THE GUARANTEED MINIMUM DEATH BENEFIT. The contract provides a Guaranteed Minimum Death Benefit.

We guarantee that the death benefit will be the greater of:

o premiums paid, proportionately adjusted for any surrenders less any loan balance;

o the Contract Value less any loan balance on the date we receive due proof of Annuitant's death (including any documents we require to process and make payment); and

o the highest Contract Value as of every fifth year Contract Anniversary during any point the Contract has been in effect on or before the Annuitant's death. Any loan balance will be deducted from such Contract Value and the contract value will also be proportionately adjusted for partial surrenders plus any additional premiums paid.

The Guaranteed Minimum Death Benefit at ages above 80 will equal the greater of the contract value on the date on which we receive due proof of death or the Guaranteed Minimum Death Benefit as of the contract anniversary on which the Annuitant attains age 80 proportionately adjusted for partial surrenders less any loan balance plus any additional premiums paid.

     DEATH OF ANNUITANT. If the Annuitant dies before the Maturity Date, we will pay the death benefit under the Contract to the Beneficiary.

On the Contract Date, the death benefit is equal to the initial premium payment. Thereafter, any subsequent premium payment increases the Guaranteed Minimum Death Benefit by the amount of the payment. Any partial surrender will decrease the Guaranteed Minimum Death Benefit by the same percentage the surrender decreases the Contract Value.

We will pay the proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elects a payment option. If the Annuitant is an Owner, we are required to distribute the proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

     DEATH OF OWNER. If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death. If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

o the proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary's life expectancy);

o    the distributions begin within one year of the Owner's death; and

o the Beneficiary is a natural person, not a legal entity such as a corporation or trust.

If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner. In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value, we will increase the Contract Value to equal the death benefit. We will base this increase of the Contract Value on the date we are notified of the death of the Owner. If the Contract has oint Owners, the surviving oint Owner will be the Beneficiary, unless otherwise specified in the application.
oint Owners must be husband and
wife as of the Contract Date.

Naming different persons as Owner and Annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming Owners, Annuitants and Beneficiaries, and consult your agent if you have questions.

If an Owner is not an individual, the Annuitant, as determined in accordance with Section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements. Any change in or death of the Annuitant will be treated as the death of an Owner. Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

The Maturity Date is the latest date when proceeds under the Contract are payable. We will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the proceeds under a Life Payment Option, as a Non-Life Payment Option or as a Lump sum payment.
You select the Maturity Date, subject to the following restrictions. The latest Maturity Date is the later of:

o    the Contract Anniversary following the Annuitant's 85th birthday; or

o    the tenth Contract Anniversary.

The earliest maturity date will be equal to the 10th policy anniversary.

For Qualified Contracts, distributions may be required to begin at age 70 1/2. Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

o we must receive your Written Notice at least 30 days before the current Maturity Date;

o you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;

o the requested Maturity Date must not be later than any earlier Maturity Date required by law; and

o    you submit your contract if we require it.

On the Maturity Date, we will apply the proceeds under the Life Annuity with Ten Year Certain Payment Option, unless you have chosen to receive the proceeds under another payment option or in a lump sum. (See "PAYMENT OPTIONS," page 28.)

PAYMENTS
We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice. We must also receive due proof of death to pay a death benefit. We may postpone payments if:

o the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or

o the SEC permits by an order the postponement for the protection of Contract Owners; or

o the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.

If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or Death Proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

     GENERATIONS LEGACY ACCOUNT. We pay Proceeds through the Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. We will forward a checkbook to the Owner or Beneficiary within seven calendar days of a scheduled payout. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. Generations Bank is a member of the Federal Deposit Insurance Corporation (FDIC). Each account is insured up to the limit established by the FDIC. We will pay Proceeds through the Generations Legacy Account when the Proceeds are paid to an individual.

MODIFICATIONS
We may modify the Contract, subject to providing notice to you. We may only make modification if it is necessary to:

o make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;

o assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);

o    reflect a change in the operation of the Variable Account; or

o    provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required), which will reflect the changes.

REPORTS TO CONTRACT OWNER

We will mail you a report containing key information about the Contract at least annually. The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation. We will show the information in the report as of a date no more than two months prior to the date of mailing. We will send you a report at any other time during the year that you request for a reasonable charge.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AUTHORIZATIONS AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

o    transfer of Contract Value;

o    change in Premium allocation;

o    change in dollar cost averaging;

o    change in portfolio rebalancing; or

o    Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at www.kclife.com. Requests and changes received before 3:00 p.m. CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made within five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or e-mail are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and e-mail communications include, verification of Contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or internet connection, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

THE FIXED ACCOUNT
You may allocate some or all of the premiums and transfer some of the Variable Account Value to the Fixed Account. The percentage of funds allowed in the Fixed Account may not exceed 15% of the total contract value at any time. If a transfer to the Fixed Account causes the value to exceed 15% of the total contract value, we have the option to transfer the excess amount to the Federated Prime Money Fund II Subaccount. This transfer will not be charged a Transfer Processing Fee and will not be counted against your total number of free transfers. You may also make transfers from the Fixed Account, but restrictions may apply. (See "Transfers from Fixed Account," page 25) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 3%. We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of 3% minimum, but are not obligated to do so. Current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. We will determine current rates at our discretion. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

CALCULATION OF FIXED ACCOUNT VALUE
Fixed Account Value is equal to:

o    Fixed Account Value on the preceding Valuation day; plus

o    amounts allocated or transferred to the Fixed Account; plus

o    interest credited; less

o amounts deducted, transferred, or surrendered from the Fixed Account since the preceding Valuation Day, including any interest.

TRANSFERS FROM FIXED ACCOUNT
Currently we do not impose a limit on the number of transfers from the Fixed Account or the dollar amount that can be transferred from the Fixed Account (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount.) The first six transfers during the Contract Year are free. We will charge a $25 transfer-processing fee for all transfers during the Contract Year in addition to the six free ones.

DELAY OF PAYMENT
We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer. If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation. Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment proceeds.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE
This product does not have a surrender charge.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a transfer-processing fee of $25 for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each written or telephone request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transferprocessing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

ADMINISTRATIVE CHARGES

     ANNUAL ADMINISTRATION FEE. There is no Annual Administration Fee.

     ASSET-BASED ADMINISTRATION CHARGE. We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.25%. This translates to a daily rate of 0.000685%. The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account. This charge does not apply after the Maturity Date.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily mortality and expense risk charge from the assets of the Variable Account. This charge will be equal to an annual rate of 1.40%. This translates to a daily rate of 0.0038356%. The purpose of this charge is to compensate us for assuming mortality and expense risks. This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received. The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date. The expense risk we assume is the risk that the asset-based administration charges, and transfer-processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates may change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract proceeds to a payment option or a lump sum payment.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o    nature of the association and its organizational framework;

o    method by which sales will be made to the members of the class;

o facility with which premiums will be collected from the associated individuals;

o    association's capabilities with respect to administrative tasks;

o    anticipated persistency of the Contract;

o    size of the class of associated individuals;

o    number of years the association has been in existence; and

o    any other such circumstances which
ustify a reduction in sales or
     administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

OTHER TAXES

We do not currently assess a charge against the Variable Account for federal income taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us. We may also deduct charges for other taxes attributable to the Variable Account.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS
The funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable under the Contract. Payment options are available for use with various types of proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the proceeds to the payee under the payment option selected. If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract proceeds under a payment option prior to the Maturity Date. The Beneficiary may also apply a death benefit (upon the Annuitant's death) under a payment option.

Naming different persons as owner and annuitant can when the death benefit is payable, and the amount of the benefit. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

We will deduct any premium tax applicable from proceeds at the time payments start. In order for us to pay proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below. The term "payee" means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

ELECTION OF OPTIONS

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living. If the payee is not the Owner, we must provide our consent for the election of a payment option. If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant's death.

An election of a payment option and any revocation or change must be made by Written Notice. Proceeds of at least $2,000 are required for all payment options. You may not elect an option if any periodic payment under the election would be less than $50. We may make payments less frequently so that each payment is at least $50. Subject to this condition, we will make payments annually or monthly at the end of such period.

DESCRIPTION OF OPTIONS

     OPTION 1: INTEREST PAYMENTS. We will make guaranteed interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may pay additional interest annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

     OPTION 2: INSTALLMENTS OF A SPECIFIED AMOUNT. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may pay additional interest.

     OPTION 3: INSTALLMENTS FOR A SPECIFIED PERIOD. We will pay the proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may also pay additional interest.

     OPTION 4: LIFE INCOME. We will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the proceeds applied.

     OPTION 5:
OINT AND SURVIVOR INCOME. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living. The minimum guaranteed payment period is ten years.

     CHOICE OF OPTIONS: You may choose an option by written notice during the Annuitant's lifetime. If an option for payment of proceeds is not in effect at the Annuitant's death, the beneficiary may make a choice.

YIELDS AND TOTAL RETURNS

YIELDS

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. The Funds' performance reflects the Funds' expenses. (See the prospectuses for the Funds.)

The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

TOTAL RETURNS

     STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURN. The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided. Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (excluding any deductions for premium taxes).

     ADJUSTED HISTORIC PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS. In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, adjusted for current Contract charges. In addition, we may from time to time disclose standard subaccount average annual total return in nonstandard formats and cumulative total return for Contracts funded by Subaccounts.

We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

FEDERAL TAX STATUS

INTRODUCTION
The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money-generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employersponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

     NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a NonQualified Contract, the taxpayer generally must include in income any annual increases in the Contract Value. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

     WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

o    made on or after the taxpayer reaches age 59 1/2;

o    made on or after the death of an Owner;

o    attributable to the taxpayer's becoming disabled; or

o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the oint lives (or
oint life
     expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax. A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

     TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

     FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any nondeductible premiums paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Code, permit individuals to make annual contributions of up to the lesser of $3,000 (or $3,500 if you are over age 50) or the amount of compensation includible in the individual's gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $8,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax advisor.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before anuary 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax advisor.

     OTHER TAX ISSUES. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

Taxable "eligible rollover distributions" from section 401(a) plans and Section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, certain distributions of after tax contributions, distributions in a specified annuity form, or hardships distributions. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, 403(b) plan, government 457 plan or IRA.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive. We make no guarantee regarding the tax status of any Contact and do not intend the above discussion as tax advice.

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. ("Sunset Financial"), for the distribution and sale of the Contracts. Sunset Financial sells the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers that in turn may sell the Contracts through their sales representatives.

The Franklin Templeton Variable Insurance Products Trust, the Seligman Portfolios, Inc., and the American Century Variable Portfolios (in connection with the American Century VP Inflation Protection Fund (Class II)), each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements. All or some of these payments may be passed on to selling broker-dealers that have entered into a selling agreement with Sunset Financial. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. Under the Distribution Plans, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreements.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms. Sunset Financial will receive commissions of up to 5.75% of premiums paid. In addition, we may pay an asset-based commission of an amount up to 0.25%. Additional amounts may be paid in certain circumstances. Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments. Sunset Financial does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial's operating and other expenses.

Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives and their managers qualify for such benefits. Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives. These programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

LEGAL PROCEEDINGS

Kansas City Life and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Kansas City Life believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on Sunset Financial's ability to perform under its principal underwriting agreement, or on Kansas City Life's ability to meet its obligations under the Contract.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed. Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life are included in this Statement of Additional Information:

o    consolidated balance sheet as of December 31, 2003 and 2002; and

o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2003.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

o    statement of net assets as of December 31, 2003; and

o related statement of operations for the year ended December 31, 2003 and statements of changes in net assets for each of the years in a two-year period and financial highlights for each of the years in the three-year period ended December 31, 2003.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

CONDENSED FINANCIAL INFORMATION

The unit values and the number of accumulation units for each Subaccount for the periods shown are as follows:

                                     NO. OF
                                    UNITS AS
                                       OF           UNIT VALUE AS OF
                                    12-31-03      12-31-03      1-1-03
         AIM
  V.I. Dent Demographic                            13.57         3.40
     Trends Fund

V.I. New Technology Fund             4,283         14.88         1.69

V.I. Premier Equity Fund                           12.60         5.10

    AMERICAN CENTURY

 VP Capital Appreciation             1,473         12.24         8.49

   VP Income & Growth                9,941         13.13         5.18

VP Inflation Protection Fund           136         10.05
         (Class II)

     VP International                  420         12.83        11.60

        VP Ultra                       243         11.47

        VP Value                     9,941         13.13         6.76

        CALAMOS

    Growth and Income               20,474         12.25        11.47

        DREYFUS

     Appreciation                    3,683         12.36        11.43

  Developing Leaders                 5,296         13.17        11.28

Stock Index Fund, Inc.               7,127         12.98        10.61

Socially Responsible Growth                        12.76        19.41
       Fund, Inc.

       FEDERATED

American Leaders Fund II             3,435         13.00        15.33

High Income Bond Fund II             4,270         11.80        11.86

  Prime Money Fund II                3,077          9.90        12.34

     FRANKLIN TEMPLETON
   Franklin Small Cap Fund          10,793         13.85         4.69
          (Class 2)
  Franklin Real Estate Fund         15,426         13.74        11.50
          (Class 2)
Templeton Developing Markets         7,103         15.26         7.45
  Securities Fund (Class 2)
Templeton Foreign Securities           328         18.31        14.27
       Fund (Class 2)

..P. MORGAN
     U.S. Large Cap Core             2,566         12.95        10.79
      Equity Portfolio
   Small Company Portfolio           1,992         13.83        10.64
   Mid Cap Value Portfolio           1,238         11.98
             MFS
   Emerging Growth Series            7,662         12.91        14.10
       Research Series                 546         12.63        11.96
     Total Return Series             6,287         11.67        12.44
      Utilities Series               2,820         13.33        17.16
   Strategic Income Series           2,619         10.84        11.83
         Bond Series                 5,526         10.73        14.74
          SELIGMAN
 Capital Portfolio (Class 2)           486         14.64         4.42
     Communications and              4,762         14.64         4.08
Information Portfolio (Class 2)
  Small-Cap Value (Class 2)            813         13.11

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
ADDITIONAL CONTRACT PROVISIONS......................................................  1

    THE CONTRACT....................................................................  1

    INCONTESTABILITY................................................................  1

    MISSTATEMENT OF AGE OR SEX......................................................  1

    NON-PARTICIPATION...............................................................  1

    TAX STATUS OF THE CONTRACTS.....................................................  1

CONTROL OF THE CONTRACT.............................................................  2

    OWNERSHIP.......................................................................  2

    CHANGE OF OWNERSHIP.............................................................  2

    ASSIGNMENT......................................................................  2

    BENEFICIARY.....................................................................  2

    SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT.................................  2

    SALE OF THE CONTRACTS...........................................................  2

CALCULATION OF YIELDS AND TOTAL RETURNS.............................................  3

    FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS.................................  3

    OTHER SUBACCOUNT YIELDS.........................................................  4

    STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS................................  4

    OTHER TOTAL RETURNS.............................................................  5

    EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA.....................  5

SAFEKEEPING OF ACCOUNT ASSETS.......................................................  5

STATE REGULATION....................................................................  5

RECORDS AND REPORTS.................................................................  6

LEGAL MATTERS.......................................................................  6

EXPERTS.............................................................................  6

OTHER INFORMATION...................................................................  6

FINANCIAL STATEMENTS................................................................  6

-------------------------------------------------------------------------------
To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call (800) 616-3670 to order a copy.

To: Kansas City Life Insurance Company
    Variable Administration Department
    P.O. Box 219364
    Kansas City, Missouri 64121-9364

Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

          City                     State                      Zip

Signature of Requestor:_______________________________________Date:_____________

                                     PART B

                            STATEMENT OF ADDITIONAL
                                   INFORMATION

                       KANSAS CITY LIFE INSURANCE COMPANY

                                  3520 BROADWAY

                                 P.O. BOX 219364

                        KANSAS CITY, MISSOURI 64121-9364

                                 (800) 616-3670

                       STATEMENT OF ADDITIONAL INFORMATION

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual flexible premium deferred variable annuity contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2004.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                         PAGE
ADDITIONAL CONTRACT PROVISIONS .............................................   1
  THE CONTRACT .............................................................   1

  INCONTESTABILITY .........................................................   1

  MISSTATEMENT OF AGE OR SEX ...............................................   1

  NON-PARTICIPATION ........................................................   1

  TAX STATUS OF THE CONTRACTS ..............................................   1

CONTROL OF THE CONTRACT ....................................................   2
  OWNERSHIP ................................................................   2

  CHANGE OF OWNERSHIP ......................................................   2

  ASSIGNMENT ...............................................................   2

  BENEFICIARY ..............................................................   2

  SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT ..........................   2

  SALE OF THE CONTRACTS ....................................................   2

CALCULATION OF YIELDS AND TOTAL RETURNS ....................................   3
  FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS ..........................   3

  OTHER SUBACCOUNT YIELDS ..................................................   4

  STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS .........................   4

  OTHER TOTAL RETURNS ......................................................   4

SAFEKEEPING OF ACCOUNT ASSETS ..............................................   5
STATE REGULATION ...........................................................   5
RECORDS AND REPORTS ........................................................   5
LEGAL MATTERS ..............................................................   5
EXPERTS ....................................................................   5
OTHER INFORMATION ..........................................................   5
FINANCIAL STATEMENTS .......................................................   5

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The entire Contract is made up of the contract and the application. The statements made in the application are deemed representations and not warranties. We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.

INCONTESTABILITY

We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract. If you do not repay this amount, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments. We will pay the underpayment with interest at 3% (compounded annually) in a single sum.

NON-PARTICIPATION

The Contract is not eligible for any dividends and will not participate in our surplus earnings.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

     DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code ("Code") requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.

     OWNER CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, section 72(s) requires that: (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

CONTROL OF THE CONTRACT

OWNERSHIP

The Annuitant is the owner unless otherwise provided in the application. As owner, you may exercise every right provided by your contract. These rights and privileges end at the Annuitant's death.

The consent of the beneficiary is required to exercise these rights if you have not reserved the right to change the beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this contract by giving written notice to us. The change will be effective on the date your written notice was signed but will have no effect on any payment made or other action taken by us before we receive it. We may require that the contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership on non-qualified contracts. You should consult with your tax advisor before requesting any changes of ownership on a non-qualified contract.

ASSIGNMENT

An assignment is a transfer of some or all of your rights under this contract. No assignment will be binding on us unless made in writing and filed at our Home Office. We assume no responsibility for the validity or effect of any assignment.

Certain federal income tax consequences may apply to an assignment. You should consult with your tax advisor before requesting an assignment.

BENEFICIARY

The beneficiary is shown on the application or in the last beneficiary designation filed with us. Death proceeds will be paid to the beneficiary except as provided below.

If any beneficiary dies before the Annuitant, that beneficiary's interest will pass to any other beneficiaries according to their respective interest.

If all beneficiaries die before the Annuitant, we will pay death proceeds to you, if living, otherwise to your estate or legal successors.

Unless you have waived the right to do so, you may change the beneficiary by filing a written notice in a form satisfactory to us. In order to be effective, the written notice for change of beneficiary must be signed while your contract is in force and the Annuitant is living. The change will be effective on the date your written notice was signed but will have no effect on any payment made or other action taken by us before we receive it.

The interest of any beneficiary will be subject to:

(1) any assignment of this contract which is binding on us; and

(2) any optional settlement agreement in effect at the Annuitant's death.

SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT

We will pay death proceeds as though the beneficiary died before the Annuitant if:

(1) the beneficiary dies at the same time as or within 15 days of the Annuitant's death; and

(2) we have not paid the proceeds to the beneficiary within this 15-day period.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. ("Sunset Financial"). We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of NASD, Inc. (the "NASD"). Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

==================================================================================================
Fiscal Year             Aggregate  Amount  of    Aggregate Amount of Commissions Retained by
                        Commissions Paid to      Sunset Financial After Payments to its Registered
                        Sunset Financial*        Persons and Other Broker-Dealers
--------------------------------------------------------------------------------------------------
  2001                     $3,404,081.89                          $48,872.00

  2002                     $2,411,265.89                          $72,080.80

  2003                     $2,675,443.00                          $78,720.00
==================================================================================================

  * Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.

FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS

From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

(1) net income from the Federated Prime Money Fund II attributable to the hypothetical account; and

(2) charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for:

(1) the asset-based administration charge; and

(2) the mortality and expense risk charge.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Fund II Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR
representation of future yields or rates of return. The Federated Prime Money Fund II Subaccount's actual yield is affected by:

o   changes in interest rates on money market securities;
o   average portfolio maturity of the Federated Prime Money Fund II;
o the types and quality of portfolio securities held by the Federated Prime Money Fund II; and
o   the Federated Prime Money Fund II's operating expenses.

Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

OTHER SUBACCOUNT YIELDS

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by:

(1) dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by

(2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

(3) compounding that yield for a six-month period; and by

(4) multiplying that result by two. Expenses attributable to the Subaccount include the asset-based administration charge and mortality and expense risk charge.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Funds' Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS

From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.

When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided. Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

o   the performance of the Subaccount's underlying Portfolio;
o   the deduction fee for the asset-based administration charge; and
o   mortality and expense risk charge.

OTHER TOTAL RETURNS

     ADJUSTED HISTORIC PORTFOLIO AVERAGE ANNUAL TOTAL RETURN. From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations. Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemption's of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all urisdictions where we are authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each urisdiction where the
Contracts are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various urisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

We will retain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.

LEGAL MATTERS

All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by William A. Schalekamp, General Counsel of Kansas City Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

EXPERTS

KPMG LLP
Suite 1600
1000 Walnut
Kansas City, MO 64106

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003, and the statement of net assets of the Variable Account as of December 31, 2003 and the related statements of operations for the year ended December 31, 2003 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2003, except those individual series operating for portions of such period as disclosed in the financial statements and financial highlights for each of the years in the three-year period ended December 31, 2003, have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life are included in this Statement of Additional Information:

o   consolidated balance sheet as of December 31, 2003 and 2002; and

o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2003

The following financial statements for the Variable Account are included in the Statement of Additional Information:

o   statement of net assets as of December 31, 2003; and

o related statement of operations for the year ended December 31, 2003 and statements of changes in net assets for each of the years in a two-year period and financial highlights for each of the years in the two-year period ended December 31, 2003.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

                                FINANCIAL SECTION

          MANAGEMENT'S REPORT ON RESPONSIBILITY FOR FINANCIAL REPORTING

Management of Kansas City Life Insurance Company and its subsidiaries (the Company) is responsible for the is responsible for the preparation and integrity of the consolidated financial statements and other financial information contained in this Annual Report on Form 10-K. The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, and where necessary, include estimates and judgment of management.

Management is responsible for ensuring that these financial statements are not misstated due to material fraud or error. The Company has established and maintains a system of internal control to provide efficient and effective operations, reasonable assurance as to the integrity and reliability of the financial statements, and proper financial disclosure and protection of assets. Qualified personnel in the Company maintain and monitor these internal controls on an ongoing basis for compliance.

The Audit Committee of the Board of Directors, composed solely of outside directors, meets as required but not less than quarterly with the independent auditors, management and internal audit. Each has free and separate access to the Committee. The Committee reviews audit procedures, scope and findings, and the adequacy of the Company's financial reporting.

The independent auditors, KPMG LLP, are elected by the Board of Directors to audit the financial statements and render an opinion thereon. Management has made all corporate records and related data available to the independent auditors. Furthermore, management believes that all representations made to the independent auditors were valid and appropriate.

   /s/ R. Philip Bixby                            /s/ Tracy W. Knapp
   -------------------                            ------------------------------
   R. Philip Bixby                                Tracy W. Knapp
   President and CEO                              Senior Vice President, Finance

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations analyzes the consolidated financial condition, changes in financial position and results of operations for the three years ended December 31, 2003 of Kansas City Life Insurance Company and its consolidated subsidiaries. The discussion should be read in conjunction with the Consolidated Financial Statements and Notes. All dollar amounts are in thousands except share data.

OVERVIEW

Kansas City Life Insurance Company (the Company) is a financial services company. The Company offers a full line of traditional, interest sensitive, and variable life and annuity insurance products, in addition to a wide variety of group life and group accident and health insurance products; and is licensed in 48 states and the District of Columbia. The Company's principal subsidiaries are Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). Sunset Life is a full line life insurance and annuity carrier and is licensed in 43 states and the District of Columbia. Old American, which specializes in final expense insurance for seniors, is licensed in 46 states and the District of Columbia. The Company offers investment products and broker dealer services through its subsidiary Sunset Financial Services, Inc. (SFS) for both its proprietary and non-proprietary variable insurance products and mutual funds. The Company offers banking services through its subsidiary Generations Bank, such as deposit accounts, loans and internet banking.

ACQUISITION

On June 30, 2003, the Company purchased all of the issued and outstanding common stock of GuideOne Life Insurance Company (GuideOne) from GuideOne Financial Group, Inc. and GuideOne Mutual Company. The purchase price of the acquisition was $59.4 million, and added $393.1 million in assets on the acquisition date. The financial position and results of operations of GuideOne have been included in the Consolidated Financial Statements using the purchase method of accounting since July 1, 2003. As of October 1, 2003, GuideOne was merged into the operations of Kansas City Life Insurance Company. For segment reporting purposes, GuideOne is included in the Kansas City Life Insurance Company - Individual Insurance Segment.

The acquisition of GuideOne expanded the scope of the Company's individual insurance business, including the introduction of new marketing opportunities through an exclusive marketing arrangement with the independent general agents of the GuideOne Mutual Company (property casualty insurance carrier and former parent). The Company will also benefit from efficiencies and improved economies of scale in terms of managing and administering the acquired insurance business.

CAUTIONARY STATEMENT ON FORWARD-LOOKING INFORMATION

This report reviews the Company's financial condition and results of operations, and historical information is presented and discussed. Where appropriate, factors that may affect future financial performance are also identified and discussed. Certain statements made in this report include "forward-looking statements" that fall within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts and may contain words like "believe," "expect," "estimate," "project," "forecast," "anticipate," "plan," "will," "shall," and other words, phrases or expressions with similar meaning.

Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those contemplated by the forward-looking statements. Factors that could cause the Company's future results to differ materially from expected results include, but are not limited to:

   o Changes in general economic conditions, including the performance of financial markets and interest rates;

   o Increasing competition, which may affect the Company's ability to sell its products;

   o Customer and agent response to new products, distribution channels and marketing initiatives;

   o Fluctuations in experience regarding current mortality, morbidity, persistency and interest rates relative to expected amounts used in pricing the Company's products;

   o Changes in assumptions related to deferred acquisition costs and the value of business acquired;

   o Regulatory, accounting or tax changes that may affect the cost of, or the demand for, the Company's products or services;

   o Unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations.

The Company cannot give assurances that such statements will prove to be correct. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The accounting policies below have been identified as critical to the understanding of the results of operations and financial position. The application of these critical accounting policies in preparing the financial statements requires management to use significant judgments and estimates concerning future results or other developments, including the likelihood, timing or amount of one or more future transactions. Actual results may differ from these estimates under different assumptions or conditions. On an ongoing basis, estimates, assumptions and judgments are evaluated based on historical experience and various other information believed to be reasonable under the circumstances. For a detailed discussion of other significant accounting policies, see Note 1 - Summary of Significant Accounting Policies in the
Notes to Consolidated Financial Statements.

RECOGNITION OF REVENUES
Premiums for traditional life insurance products are reported as revenue when due. Traditional insurance products include whole life, term life, immediate annuities and supplementary contracts with life contingencies.

Premiums on accident and health, disability and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired terms of coverage.

Deposits relate to insurance products that include universal life, variable life, variable annuities, fixed annuities and deposit products without life contingencies. The cash flows from deposits are credited to policyholder account balances. Deposits are not recorded as revenue, but revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the services are provided.

SALES OR NEW BUSINESS PRODUCTION
The Company measures its sales or new business production with two components: new premiums recorded and new deposits received. Premiums and deposits are subdivided into two categories: new and renewal. New premiums and deposits are a measure of sales or new business production. Renewal premiums and deposits occur as continuing business from existing customers.

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and accident and health insurance. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the assumptions used in the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between actual experience and assumptions used in the pricing of these policies and in the establishment of liabilities may result in variability of net income.

Policyholder account balances include universal life insurance, deferred annuity contracts and investment-type contracts. The account balances for universal life contracts are equal to cumulative premiums, less contract charges, plus interest credited. The account balances for deferred annuities and investment contracts are equal to the cumulative deposits less any applicable contract charges plus interest credited. The profitability of these products is also dependent on principal assumptions similar to traditional insurance products, and differences between actual experience and pricing assumptions may result in variability of net income.

DAC AND VOBA
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred. These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product. Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience. These assumptions involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period's income as an unlocking adjustment.

When new business is acquired, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired
(VOBA). VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired. Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience. Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that must be reflected in the current period's income as an unlocking adjustment.

INVESTMENTS
The Company's principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk: credit, interest rate and liquidity. The fixed maturity securities, which are all classified as available for sale, are carried at their fair value in the Company's balance sheet. The investment portfolio is monitored regularly to ensure that investments which may be other than temporarily impaired are identified in a timely fashion and properly valued, and that impairments are charged against earnings as realized investment losses. The valuation of the investment portfolio involves a variety of assumptions and estimates, especially for investments that are not actively traded. Fair values are obtained from a variety of external sources.

As a part of the valuation process, the Company regularly evaluates the quality of the investment portfolio. There are inherent risks and uncertainties involved in this evaluation process. Changes in circumstances and critical assumptions such as, but not limited to, a weak economy or market sector, economic downturns or unforeseen events which affect one or more companies, industry sectors or countries, could result in impairments to either an individual investment or a sector. Additionally, in the normal course of business certain investments may suffer market price deterioration due to a wide variety of factors. To the extent that management believes that these fluctuations represent other than temporary declines in value, or that it is more likely than not that all of the contractual cash flows will not be received, the value of the investment is written down by charging a realized investment loss against income.

INCOME TAXES
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

CONSOLIDATED RESULTS OF OPERATIONS

In 2003, the Company's net income decreased $16.8 million from the prior year, to a total of $14.8 million. Net income per share declined 53% in 2003 to $1.24, compared with $2.63 for 2002 and $2.49 for 2001. The decline in net income is attributable to three factors. The first and largest factor was the increase in realized investment losses, which were primarily the result of credit difficulties in three industry sectors: airlines, energy and telecommunications. Second, the DAC amortization expense increased over the prior year due to a more favorable positive DAC unlocking adjustment in 2002 than in 2003. Third, an increase in home office operating expenses was due primarily to increased pension costs.

Net income, excluding the effects of realized investment losses and related tax effects, declined 22% to $33.8 million in 2003, compared to $43.4 million in 2002 and $40.2 million in 2001.

SALES
The Company's measure of sales is new premiums and deposits. Premiums are included in insurance revenues in the Consolidated Statements of Income, while deposits are shown in the Consolidated Statements of Cash Flows. The first table below reconciles the premiums included in insurance revenues and provides detail by new and renewal business, with new premiums detailed by product. The second table reconciles deposits with the Consolidated Statements of Cash Flows and provides detail by new and renewal deposits, with new deposits detailed by product.

The Company is experiencing the industry trends away from equity products and towards products with fixed rate guarantees. New premiums increased 85% or $31 million in 2003 over the prior year, following a 70% increase in 2002. This growth was primarily due to immediate annuities, which increased 280% in 2003 and 238% in 2002 and reflects the Company's and industry's trend towards fixed rate guarantees. New premiums for individual life insurance were up slightly in 2003. In 2003, group accident and health insurance new premiums were flat. Group life insurance was up 36% as the Company attained a sizable new group early in the year. In 2002, new premiums for group accident and health insurance were up 158% over 2001, reflecting a new marketing arrangement to sell dental products. Additionally, the new individual accident and health insurance is the result of the GuideOne acquisition in 2003.

                                                2003       %        2002       %        2001
                                             ----------          ----------          ----------
New premiums
    Individual life insurance                $   12,247     3    $   11,847    (1)   $   11,933
    Immediate annuities                          36,569   280         9,612   238         2,841
    Group life insurance                          1,952    36         1,437    16         1,244
    Group accident and health insurance          12,833     -        12,811   158         4,971
    Individual accident and health insurance      2,610     -             -     -             -
                                             ----------          ----------          ----------
       Total new premiums                        66,211    85        35,707    70        20,989
Renewal premiums                                144,460    (3)      148,996    (4)      155,406
                                             ----------          ----------          ----------
Total premiums                               $  210,671    14    $  184,703     5    $  176,395
                                             ==========          ==========          ==========

New deposits increased 42% or $58 million in 2003 over the prior year, following a 39% increase in 2002. In 2003, the growth was driven by fixed annuities, variable annuities and universal life insurance; offset by a decrease in variable universal life insurance. In 2002, the growth was driven by flexible annuities and universal life insurance, with a decrease in both variable annuities and variable universal life insurance. The growth in both 2003 and 2002 was primarily the result of the Company expanding its distribution through independent general agents.

                                                2003        %       2002        %       2001
                                             ----------          ----------          ----------
New deposits
    Universal life insurance                 $    9,448    19    $    7,947    47    $    5,398
    Variable universal life insurance             3,093   (58)        7,316   (52)       15,356
    Flexible annuities                          145,057    45       100,148   160        38,517
    Variable annuities                           38,293    68        22,795   (43)       40,137
                                             ----------          ----------          ----------
       Total new deposits                       195,891    42       138,206    39        99,408
Renewal deposits                                142,198     6       133,904    (2)      136,970
                                             ----------          ----------          ----------
Total deposits                               $  338,089    24    $  272,110    15    $  236,378
                                             ==========          ==========          ==========

INSURANCE REVENUES
Insurance revenues consist of premiums and contract charges, less reinsurance ceded. Insurance revenues were up 10% or $24.8 million in 2003 at $271.8 million, while 2002 was essentially flat over 2001. Premiums were up 14% and 5%, for 2003 and 2002, respectively, and reflect the Company's and industry's trend towards fixed rate guarantee products. Contract charges earned in 2003 increased due to the addition of GuideOne's portfolio of universal life and deferred annuity products. Prior to 2003, contract charges had decreased due to a reduction in policy expense loads assessed against policyholder account balances. Reinsurance ceded has increased from $36.3 million in 2001 to $43.2 million in 2002 and $48.8 million in 2003. The Company has expanded its use of reinsurance over the past few years. In addition, the GuideOne acquisition accounted for 64% of the growth in reinsurance premiums in 2003.

The volatile equity markets of the recent past have influenced consumers' preferences to shift from variable products to interest sensitive products and more traditional life and annuity insurance products as consumers continue to balance their safety and return objectives. As the investment markets continue to experience volatility and as consumers' sophistication and awareness regarding the financial markets increases, so too does their desire to have a wide portfolio of potential products from which to choose. Variable insurance products allow policyholders to participate in both the equity and fixed income markets; interest sensitive insurance products combine safety of principal with enhanced and competitive interest returns; while traditional insurance products stress safety of principal and growth over time.

Insurance revenues may be affected by the persistency of policyholders, which may be influenced by economic conditions as well as competitive forces, and fluctuations in mortality experience. The Company's persistency and mortality experience have been within expectations.

INVESTMENT REVENUES
Net investment income rose slightly in 2003 to $194.8 million, an increase of $0.5 million over 2002, but lower than the 2001 total of $203.1 million. These declines resulted from reduced portfolio yields due to historically low reinvestment rates. At year-end 2003, short-term investments were $71.8 million or 2% of investments; while at year-end 2002 short-term investments were $186.8 million or 6% of investments. In 2003, the Company's short-term holdings decreased as a result of the purchase of longer-term investments and the acquisition of GuideOne.

Realized investment losses increased over the past three years from $15.7 million in 2001 to $18.2 million in 2002 and $29.3 million in 2003. The following table provides detail concerning realized investment gains and losses over the three years ended December 31.

REALIZED INVESTMENT GAINS AND LOSSES            2003          2002           2001
                                             ---------      ---------      ---------
Gross gains resulting from:
   Sales of investment securities            $   9,467      $   9,809      $  17,971
   Investment securities called                  2,469          2,148            359
   Sales of real estate                          9,107          8,644          2,559
                                             ---------      ---------      ---------
     Total gross gains                          21,043         20,601         20,889
                                             ---------      ---------      ---------
Gross losses resulting from:
   Sales of investment securities              (20,443)       (19,216)       (16,132)
   Write-downs of investment securities        (29,824)       (18,200)       (18,054)
   Investment securities called                   (839)        (1,012)        (2,548)
   Other investment losses                         (96)          (783)          (511)
                                             ---------      ---------      ---------
     Total gross losses                        (51,202)       (39,211)       (37,245)
Amortization of deferred acquisition costs         879            370            608
                                             ---------      ---------      ---------
Realized investment losses                   $ (29,280)     $ (18,240)     $ (15,748)
                                             =========      =========      =========

The following table provides credit quality information on fixed maturity securities as determined by one of the nationally recognized ratings firms as of December 31, 2003.

                                                            % of
     Investment              Amortized         Fair         Fair
      Quality                  Cost            Value        Value
      -------                  ----            -----        -----
Investment grade          $   2,524,383   $    2,602,640     92
Below investment grade          206,229          211,845      8
                          -------------   --------------
                          $   2,730,612   $    2,814,485
                          =============   ==============

The following table provides asset class detail of the investment portfolio. Investment securities represented 79% of the entire investment portfolio, up from 72% in 2002. The increase in the proportion of investment securities was primarily due to the GuideOne acquisition and the reinvestment of short-term investments.

PERCENT OF INVESTED ASSETS                      2003                 2002
                                          -------------         -------------
                                               Amount      %        Amount       %
                                          -------------  -----  -------------  -----
Fixed maturity securities                 $   2,814,485   77    $   2,141,439   70
Equity securities                                63,808    2           57,587    2
Mortgage loans                                  456,656   13          463,150   15
Real estate                                     112,691    3           93,008    3
Policy loans                                    114,420    3          108,551    4
Short-term                                       71,823    2          186,770    6
Other                                               903    -            4,484    -
                                          -------------         -------------
     Total                                $   3,634,786   100   $   3,054,989   100
                                          =============  =====  =============  =====

The portfolio had unrealized gains, net of related taxes, of $57.4 million at year-end 2003. The portfolio is broadly diversified across sectors and a variety of measures have been employed to manage the portfolio's credit and interest rate risks, as discussed later in this document in Item 7A - Quantitative and Qualitative Disclosures About Market Risk.

During the past three years, the bond and equity markets have been adversely affected by large bankruptcy filings, defaults by companies within certain industries and broad sector difficulties combined with a stressed economy. Among the industry sectors that were particularly affected were airlines, energy and telecommunications.

In identifying securities exhibiting distressed features, many factors are considered, including but not limited to, changes in market values, an analysis of the borrower, its industry, independent valuation services, collateral value, past due principal payments or other violations of the contracts and other subsequent developments. Special attention is placed on any investment security that is deemed to be in a distressed position for a period greater than six months. Once past the six month period, the Company extensively reviews the investment security to determine if the decline in fair value is other than temporary. When a decline in the fair value of an investment security is determined to be other than temporary, a reduction to fair value is taken as a realized investment loss. The amortized cost of the security is adjusted to fair value at the time of the impairment.

Mortgage loans comprise 13% of the investment portfolio, down from 15% at the end of 2002. Approximately 94% of the mortgages are commercial loans on industrial warehouses and office properties. None of the loans have been restructured nor have there been any loans in foreclosure over the past two years. Prepayments rose in both 2003 and 2002 due to the lower interest rate environment. The portfolio's estimated fair value exceeded its carrying value by $21.6 million as of year-end 2003. The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders' equity.

Real estate investments have represented approximately 3% of the investment portfolio over the past two years. Real estate investments consist principally of office buildings, shopping center joint ventures, industrial warehouses that are both in use and under development, and investments in affordable housing properties. The real estate properties' estimated fair value is well above the carrying value. Real estate sales generated $9.0 million in net gains this year, compared to $8.4 million and $2.0 million in 2002 and 2001, respectively.

OPERATING EXPENSES
Insurance operating expenses in 2003 grew 4% over 2002, primarily due to increased pension costs. The corporate pension plan experienced lower investment performance during the past two years, as the available market yields and reinvestment rates were lower. This resulted in increased pension expense during 2003. Operating expenses in 2001 included $17.6 million in litigation expense. Excluding the litigation expense, there was only a slight increase in operating expenses in 2002 over 2001.

DEFERRED ACQUISITION COSTS (DAC) AND VALUE OF BUSINESS ACQUIRED (VOBA)
DAC and VOBA balances are continually monitored as to recoverability and the assumptions used. Unlocking adjustments may result from the analysis and change of key assumptions. DAC unlocking adjustments, which have reduced amortization, have occurred in each of the last three years: 2003 -- $1.8 million, 2002 -- $8.4 million and 2001 -- $5.9 million. The amortization of DAC in 2003 was $30.9 million, $23.8 million in 2002 and $27.8 million in 2001.

The amortization of VOBA was $7.0 million in 2003, $7.2 million in 2002 and $7.6 million in 2001. Additionally, VOBA was established in 2003 at $38.0 million from the acquisition of GuideOne.

INCOME TAXES
In 2003, the Company recorded an income tax benefit resulting primarily from three factors. The first was reduced pretax income due to significant realized investment losses. The second was the reversal of taxes accrued related to a recently closed tax year. The third was the effect of affordable housing tax credits which are applied to current period income. The Company has long benefited from its participation with affordable housing tax credits, and participates in several joint ventures that render these credits.

In 2002 and 2001, the Company's effective income tax rates were 17% and 5%, respectively. In both periods, the effective income tax rates were impacted by affordable housing tax credits, the reversal of income taxes accrued in prior years and the reversal of taxes related to closed tax years. In addition, the 2001 pre-tax income was lower because of litigation expense.

OPERATING RESULTS BY SEGMENT

The Company manages its performance through four business segments: the individual insurance business of Kansas City Life's parent company, the group insurance operation in the parent company, and its two life insurance subsidiaries: Sunset Life and Old American. The following describes and analyzes the financial performance of each of these four segments. Refer to Note 8 -- Segment Information in the Notes to the Consolidated Financial Statements.

KANSAS CITY LIFE INSURANCE COMPANY - INDIVIDUAL INSURANCE
This segment's direct insurance revenues (total insurance revenues excluding reinsurance ceded) are primarily derived from premiums on traditional insurance products, principally term life and immediate annuities; and contract charges on interest sensitive insurance products; namely universal life, flexible annuities and variable life and annuities. In 2003, this segment received 45% of its direct insurance revenues from premiums on traditional products, up from 32% in the prior year. This increase was attributable to an increase in premiums from immediate annuities, as identified in the table below, which was due to additional sales through new independent general agents and the consumer preference towards fixed rate products. Contract charges accounted for just over 55% of direct insurance revenues, down from 68% in 2002 due to the increase in 2003 premiums. All of these products are marketed through a nationwide sales force of independent general agents. This segment is central to the Company's overall performance since it generated 74% of consolidated net income in 2003 and 50% of consolidated net income in 2002. Consolidated revenues from customers totaled 51% in 2003 and 42% in 2002. Non-insurance subsidiaries are included in this segment, but they are not material to results of the segment.

Premium information is provided in the table below. New premiums increased by 209% or $28.7 million in 2003, following a 101% increase in 2002. Growth in both periods was primarily due to immediate annuities, which are the result of previously mentioned trends and brokerage markets. Although new premiums for individual life insurance were down slightly in 2003, the 19% increase in renewal premiums was due to individual life insurance, primarily from the GuideOne acquisition.

                                                2003        %        2002        %       2001
                                              --------     ---     --------     ---    ---------
New premiums
    Individual life insurance                 $  4,080      (3)    $  4,215       5    $   4,027
    Immediate annuities                         35,765     275        9,530     237        2,826
    Individual accident and health insurance     2,610       -            -       -            -
                                              --------             --------            ---------
       Total new premiums                       42,455     209       13,745     101        6,853
Renewal premiums                                29,359      19       24,612      (2)      25,150
                                              --------             --------            ---------
Total premiums                                $ 71,814      87     $ 38,357      20    $  32,003
                                              ========             ========            =========

Deposit information is provided in the table below. New deposits increased 54% or $63 million in 2003, following a 25% increase in 2002. In 2003, the growth was driven by universal life insurance, flexible annuities, and variable annuities; offset with a decrease in variable universal life insurance. In 2002, the growth was driven by flexible annuities and universal life insurance, with a decrease in both variable annuities and variable universal life insurance. Deposit growth primarily resulted from expanded distribution through independent general agents. Improved market returns influenced the increase in variable annuity deposits in 2003.

                                                 2003        %       2002         %      2001
                                              ---------           ---------           ----------
New deposits
    Universal life insurance                  $   6,727     39    $    4,847     94   $    2,493
    Variable universal life insurance             3,093    (58)        7,316    (52)      15,356
    Flexible annuities                          131,611     60        82,058    129       35,843
    Variable annuities                           38,293     68        22,795    (43)      40,137
                                              ---------           ---------           ----------
       Total new deposits                       179,724     54       117,016     25       93,829
Renewal deposits                                111,374      8       103,537     (1)     104,222
                                              ---------           ----------          ----------
Total deposits                                $ 291,098     32    $  220,553     11   $  198,051
                                              =========           ==========          ==========

Insurance revenues, excluding the reduction for reinsurance ceded, rose 33% in 2003 and 4% in 2002. The increases were due to insurance premiums, contract charges and the addition of GuideOne.

Net investment income grew 4% this year and declined 1% from two years ago. Investment income is driven by changes in both interest rates and asset levels. Declining rates, as was experienced in 2003 and 2002, can be overcome by increases in asset levels, as was the case in 2003. The additional assets generated from the increase in annuity sales, as discussed above both in terms of premiums and deposits, combined with the GuideOne acquisition, contributed to the large asset level growth which offset the decline in rates.

Policy benefits increased in this segment, reflecting the GuideOne acquisition and an increase from immediate annuities. Policy benefits (reserve increases) on immediate annuities with life contingencies will increase nearly as much as the premium.

The amortization of deferred acquisition costs has fluctuated over the past three years due to unlocking adjustments for assumption changes, which reflect the emergence of actual profit margins that were better than assumed. These unlocking adjustments reduced the amortization of deferred acquisition costs as follows: $1.3 million in 2003, $5.9 million in 2002, and $0.6 million in 2001.

Net income in this segment fell by 30% compared with 2002, and is less than half of what it was two years ago. The decrease is primarily due to increased realized investment losses over the past two years and the increased DAC amortization expense from a more favorable DAC unlocking adjustment in 2002 than in 2003.

KANSAS CITY LIFE INSURANCE COMPANY - GROUP INSURANCE
The Company offers several insurance products in the group segment: dental, short- and long-term disability, group life, and the reintroduced stop loss business in the fourth quarter of 2003. Also, this segment offers administrative claim paying services, now marketed as KCL Benefit Solutions. These products are sold through third party marketing arrangements in addition to the nationwide sales force of independent general agents and group brokers. In 2003, the group segment generated 19% of the Company's insurance group brokers revenues, down from 23% in 2002. The segment generated net losses in each of the past three years, largely due to deterioration in benefit ratios in specific product lines and reduced revenues.

Premium information is provided in the table below. New premiums were up 4% in 2003, following an increase of 129% in 2002. In 2003, the growth in new premiums for disability insurance have been offset by a decline in new premiums for dental insurance. Group life new premiums grew in 2003 due to the addition of a sizeable group in early 2003. Group dental insurance new premiums fluctuated as a new marketing arrangement was added in 2002 and another was terminated in 2003.

Total group premiums declined 9% in 2003 compared with 2002. The decline was attributable to three factors. First, the loss of a significant third party marketing arrangement at the end of 2002, which largely affected renewal dental and administrative services revenue. Second, in 2002, the Company entered into a new third party marketing arrangement that provided an increase in new dental premiums in 2002. However, at December 31, 2003 the Company discontinued this marketing arrangement, as the claims results were greater than anticipated. Third, in 2003, the Company entered into a new third party marketing arrangement that produced growth in disability insurance premiums. Administrative services revenues have been negatively impacted by changes in marketing arrangements.

                                                 2003       %        2002        %       2001
                                              ---------    ---    ----------    ---   ----------
New premiums
    Group life insurance                      $   1,952     36    $    1,437     16   $    1,244
    Group dental insurance                        9,034    (24)       11,909    205        3,910
    Group disability insurance                    2,930    314           707    (13)         808
    Other group insurance                           869    346           195    (23)         253
                                              ---------           ----------          ----------
       Total new premiums                        14,785      4        14,248    129        6,215
Renewal premiums                                 41,481    (13)       47,874     (5)      50,624
                                              ---------           ----------          ----------
       Total group premiums                      56,266     (9)       62,122      9       56,839
Administrative services revenues                  2,582    (41)        4,353    (18)       5,311
                                              ---------           ----------          ----------
       Total direct revenues                     58,848    (11)       66,475      7       62,150
Reinsurance ceded                                (6,648)    28        (5,211)     9       (4,761)
                                              ---------           ----------          ----------
       Total segment revenues                 $  52,200    (15)   $   61,264      7   $   57,389
                                              =========           ==========          ==========

The Company markets its group products primarily to small and mid-size organizations, often through other business partners such third party marketers. Sales from these other business partners can disproportionately skew results. Occasionally these business partners may change insurance company providers due to their search for changes in service, product variability, or reduced costs. Also, the Company assesses each group customer's profitability, claims ratios and other factors for potential to achieve positive results. Therefore, the results of the group segment have been impacted from occasional changes in business partners and affiliations with specific group customers.

Policy benefit payments and related operating expenses outstripped the revenues generated from premium receipts. As such, two of these arrangements in 2003 and 2002, in both the dental and administrative services products, resulted in reduced profits to this segment. New business partners have provided, and are being sought that will provide, improved results in the future.

SUNSET LIFE INSURANCE COMPANY OF AMERICA
Sunset Life markets term life insurance and universal life and annuity products to individuals through a nationwide sales force of independent general agents. Approximately 23% of its direct insurance revenues in 2003 and 20% in 2002 have been derived from traditional life insurance premiums, primarily term and annuity insurance products. This segment produced 6% of consolidated revenues from customers in 2003, 7% in 2002 and 9% in 2001. Sunset Life recorded 35% of consolidated net income in 2003 and 33% in 2002. Sunset Life recorded net income of $5.2 million in 2003, down from $10.5 million in 2002 due to increased realized investment losses and reduced investment income.

Total customer revenues declined steadily over the three years, largely due to the reinsurance of 80% of Sunset Life's insurance in force. Sunset Life's direct insurance revenues declined 2% in 2003 and 3% in 2002. However, life insurance premiums in 2003 grew 7% over the two year period since 2001. Contract charges, principally from universal life business, declined 5% in 2003 and 7% versus 2001 reflecting declining business volume.

Premium and deposit information is provided in the tables below. New premiums were up 128% or $0.8 million, a result of the increased sales of immediate annuities and an 8% increase in individual life insurance. Sunset Life's immediate annuity new premium growth reflects the growth trend of fixed rate guarantee products. New premiums in 2002 were down 18% from the prior year, as a result of decline in individual life insurance. Renewal premiums have been essentially flat for the three year period.

New deposits in 2003 were down 24%, due to lower sales in both universal life insurance and flexible annuities. However, 2003 results followed the high sales year of 2002 which experienced an increase of 280% over 2001, primarily from flexible annuity sales. Renewal deposits were essentially flat over the three year period.

                                                 2003       %       2002       %       2001
                                               --------    ---    --------    ---    --------
New premiums
    Individual life insurance                  $    551      8    $    511    (28)   $    709
    Immediate annuities                             804    880          82    447          15
                                               --------           --------           --------
       Total new premiums                         1,355    128         593    (18)        724
Renewal premiums                                  5,403     (2)      5,504     (1)      5,580
                                               --------           --------           --------
Total premiums                                 $  6,758     11    $  6,097     (3)   $  6,304
                                               ========           ========           ========

                                                 2003       %       2002       %       2001
                                               --------    ---    --------    ---    --------
New deposits
    Universal life insurance                   $  2,721    (12)   $  3,100      7   $   2,905
    Flexible annuities                           13,446    (26)     18,090    577       2,674
                                               --------           --------           --------
       Total new deposits                        16,167    (24)     21,190    280       5,579
Renewal deposits                                 30,824      2      30,367     (7)     32,748
                                               --------           --------           --------
Total deposits                                 $ 46,991     (9)   $ 51,557     35   $  38,327
                                               ========           ========           ========

Net investment income declined 9% in 2003 and 12% over the past two years. This reflected the historically low yields available for new investments, significant holdings of short-term investments during 2003, with a modest decline in asset levels. At year-end 2003, short-term investments represented 2% of total investments, down from 11% a year ago. Additionally, realized investment losses were $6.3 million in 2003, $3.0 million in 2002 and $2.3 million in 2001.

Policy benefit ratios (policy benefits divided by total revenues excluding realized investment gains) rose to 55% in 2001, declined to 50% in 2002, and then increased to 51% in 2003, as presented in the table below, and reflects fluctuations in mortality experience. At year-end 2001, a significant block of business was reinsured. As a result, the amortization of deferred acquisition costs declined significantly due to the unlocking of assumptions related to the reinsurance. Subsequently, in both 2002 and 2003 the level of amortization returned to previous levels.

                                                      2003           2002          2001
                                                    ---------      --------      --------
Total revenue                                       $  39,180      $ 47,464      $ 55,833
Realized investment gains/(losses)                     (6,258)       (3,029)       (2,299)
                                                    ---------      --------      --------
Revenue excluding realized
     investment gains/(losses)                         45,438        50,493        58,132

Total benefits                                         23,291        25,212        31,860
                                                    =========      ========      ========

Policy benefit ratio                                       51%           50%           55%

Insurance operating expenses declined 5% versus 2002 and were dramatically less than 2001, due to litigation costs incurred in the fourth quarter of 2001. Sunset Life's operating expenses continue to decline over time, due to improved operating efficiencies.

OLD AMERICAN INSURANCE COMPANY
The Old American segment sells final expense insurance products nationwide through its general agency system, using direct response marketing to supply agents with leads in their exclusive territories. Old American produced 25% of consolidated customer revenues in 2003, down from 28% in both 2002 and 2001. Old American also recorded 18% of consolidated net income in 2003 and 22% in 2002, down from 30% in 2001.

Premium information is provided in the table below. New premiums were up 7% in 2003, which follows a 2002 decline in sales of 1%. Renewal premiums have decreased by 4% in both 2003 and 2002. New premiums rose in 2003, reflecting an improvement in higher quality sales leads and increased agent retention.

                                                2003       %       2002       %      2001
                                              --------    ---    --------    ---   ---------
New premiums                                  $  7,616     7     $  7,121    (1)   $   7,197
Renewal premiums                                68,217    (4)      71,006    (4)      74,052
                                              --------           --------          ---------
Total premiums                                $ 75,833    (3)    $ 78,127    (4)   $  81,249
                                              ========           ========          =========

Net investment income declined 3% in 2002 and 14% in 2003, due to historically low yields available for new investments, significant holdings of short-term investments with a modest decline in asset levels. Short-term investments represented 5% of total investments this year-end compared with 16% at last year-end. Realized investment losses equaled $4.3 million and $1.9 million in 2003 and 2002, respectively. Investment gains of $0.7 million were realized in 2001.

Policy benefit ratios (policy benefits divided by total revenues excluding realized investment gains) were largely unchanged over the three years, as identified in the table below. Net income totaled $9.1 million in 2001 and declined to $7.0 million in 2002 and $2.7 million in 2003. These declines were largely the result of realized investment losses.

                                                       2003           2002           2001
                                                     --------       --------       --------
Total revenue                                        $ 78,941       $ 87,194       $ 90,280
Realized investment gains/(losses)                     (4,268)        (1,903)           686
                                                     --------       --------       --------
Revenue excluding realized
     investment gains/(losses)                         83,209         89,097         89,594

Total benefits                                         48,678         51,367         51,649
                                                     ========       ========       ========

Policy benefit ratio                                       59%            58%            58%

LIQUIDITY AND CAPITAL RESOURCES

CAPITAL RESOURCES
The Company considers existing capital resources to be more than adequate to support the current level of business activities.

The following table shows the capital adequacy for the Company for the past two years.

                                            2003             2002
                                        ------------      -----------
Total assets less separate accounts     $  4,247,221      $ 3,622,498
Total stockholders' equity                   644,438          597,497
Ratio of stockholders' equity
   to assets less separate accounts               15%              16%

The ratio of equity to assets less separate accounts has remained relatively constant. Net unrealized gains on available for sale securities, which are included as a part of stockholders' equity, increased $82.8 million and $41.0 million in 2003 and 2002, respectively, reflecting lower interest rates and improving credit markets.

The Company's statutory equity exceeds the minimum capital deemed necessary to support its insurance business, as determined by the risk based capital calculations and guidelines established by the National Association of Insurance Commissioners. The maximum stockholder dividends that can be paid out of stockholders' equity in 2004 without prior approval of the Missouri Director of Insurance are $102.0 million -- the statutory gain from operations.

Stockholders' equity per share, or book value, equaled $54.04 for year-end 2003, an 8% increase for the year. The stock repurchase program was extended by the Board of Directors through 2003 to permit the purchase of up to one million of the Company's shares on the open market, which would represent approximately 8% of the shares currently outstanding. No shares were purchased under this program during 2003.

LIQUIDITY
The Company, and each insurance subsidiary, meets liquidity requirements primarily through positive cash flows from its operations. The Company has sufficient sources of liquidity to satisfy operational requirements. Primary sources of cash flow are premiums, other insurance considerations and deposits, receipts for policyholder accounts, investment sales and maturities, investment income and access to credit from other financial institutions. The principle uses of cash are for the insurance operations, including the purchase of investments, payments of insurance benefits, operating expenses, withdrawals from policyholder accounts, costs related to acquiring new business, dividends and income taxes.

Cash provided from operations in each of the three years ended 2003, 2002 and 2001 was $94.1 million, $48.8 million and $42.1 million, respectively. Net cash used in investing activities was $258.0 million in 2003, $144.1 million in 2002 and $147.6 million in 2001, reflecting increased investment purchases. These funds were generated principally from net policyholder deposits, the result of higher sales. Also, during 2003, the Company used $59.4 million in the purchase of GuideOne.

The Company's investing activity increased during 2003, as interest rates increased in the second half of the year. The Company's new investments totaled $1.4 billion during 2003, up from $1.0 billion in 2002 and $1.1 billion in 2001. The Company has placed, on average, $1.1 billion in new investments over the past three years. Approximately 33% of the securities portfolio was sold, called or matured in each of the past two years. During 2003, the Company had several sales of real estate investments which resulted in realized gains. The Company continually seeks real estate investment opportunities to bolster its investment portfolio and as a tax credit strategy in affordable housing projects.

Net cash provided from financing activities was $169.2 million in 2003, $94.2 million in 2002 and $90.6 million in 2001, for an average of $118.0 million over the three years. This increase is primarily the result of policyholder deposits net of withdrawals of $157.3 million in 2003, $118.3 million in 2002 and $58.6 million in 2001. The increase in 2003 and 2002 reflects increased sales activity. Net borrowings in each of the three years presented was $34.4 million in 2003, $0.5 million in 2002 and $55.3 million in 2001.

Asset and liability maturities and yields are closely managed and exposure to changing interest rates is minimized so that funds will be available as needed to meet future policyholder obligations. Cash flow testing is performed to ensure sufficient interest spreads are earned.

This information excludes net proceeds from variable insurance products. These proceeds are partitioned into separate accounts and are not held in the Company's general investments because the policyholders, rather than the Company, assume the underlying investment risks.

DEBT AND SHORT-TERM BORROWING
The Company and certain subsidiaries have access to borrowing capacity through their membership affiliation with the Federal Home Loan Bank. At year-end, outstanding balances under this agreement totaled $111.6 million in maturities of less than one year. The primary purpose for these borrowings is to insure access to liquidity. This is accomplished through the purchase of highly liquid marketable securities from the proceeds of these borrowings.

The Company established a two-year note payable for $2.0 million associated with the GuideOne purchase, due in June, 2005. During the fourth quarter, the Company converted certain real estate joint ventures to tenants in common real estate ownership. As such, outstanding borrowings of $18.4 million were added to the Company's liabilities. The Company has two construction loans related to investment properties totaling $1.0 million.

The Company has unsecured revolving lines of credit of $60 million with two major commercial banks with no balances outstanding.

CONTRACTUAL OBLIGATIONS
The following table presents payments due by period for long-term contractual obligations as of December 31, 2003:

    CONTRACTUAL OBLIGATIONS                                                               2009 and
     (amounts in millions)           Total         2004       2005-2006     2007-2008    Thereafter
---------------------------------  ------------  ----------- ------------- ------------ -------------
Borrowings (1)                     $     133.7   $    115.0  $        9.7  $       6.8  $        2.2
Operating lease obligations (2)            8.1          1.6           2.8          2.5           1.2
Purchase obligations (3)                   0.7          0.7             -            -             -
Insurance liabilities (4)                585.0         35.7          63.3         52.9         433.1
                                   ------------  ----------- ------------- ------------ -------------
Total contractual obligations      $     727.5   $    153.0  $       75.8  $      62.2  $      436.5
                                   ============  =========== ============= ============ =============

(1) Borrowings include long-term and short-term debt as described in the previous section - Debt and short-term borrowing.

(2) As a lessee the Company leases its mainframe computer and some related support equipment. The Company is also a lessee of an office building with a 20-year lease begun in 1989 with two five- year renewal options. In 1998, the Company assigned the interest in the lease to a third party for the remainder of the lease period.

(3) Purchase obligations include contracts where the Company has a non-cancelable commitment to purchase goods and services.

(4) Insurance liabilities include contracts with and without life contingencies, which have scheduled payouts -- single premium immediate annuities, supplementary contracts and structured settlements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company holds a diversified portfolio of investments that includes cash, bonds, preferred stocks, mortgage-backed securities, commercial mortgages and real estate. Each of these investments is subject, in varying degree, to market risks that can affect their return and their fair value. A majority of these assets are debt instruments of corporations or U.S. Government Sponsored Enterprises (GSE) and are considered fixed income investments. Thus, the primary market risks affecting the Company's portfolio are interest rate risk, credit risk and liquidity risk.

Interest rate risk arises from the price sensitivity of investments to changes in interest rates. Coupon and dividend income represent the greatest portion of an investment's total return for most fixed income instruments in stable interest rate environments. The changes in the fair market price of such investments are inversely related to changes in market interest rates. As interest rates fall, the coupon and dividend streams of existing fixed rate investments become more valuable and market values rise. As interest rates rise, the opposite effect occurs.

Interest rates fell during 2003, causing the Company's investment portfolio to increase in value. In addition, credit spreads tightened during the year, also improving the value of the portfolio. At year-end 2003, the fair value of the securities exceeded its book value by $85.5 million.

Due to the complex nature of interest rate movements and their uneven effects on the value of fixed income investments, the Company uses sophisticated computer programs to help consider potential changes in the value of the portfolio. Assuming that changes occur equally over the entire term structure of interest rates or yield curve, it is estimated that a 100 basis point increase in rates would translate to a $137.3 million loss of market value for the $2.9 billion securities portfolio. Conversely, a 100 basis point rate decrease translates to a $136.2 million increase in market value.

Market changes rarely follow a linear pattern in one direction for any length of time. Within any diversified portfolio, an investor will likely find embedded options, both puts and calls, that change the structure of the cash flow stream. Mortgage-backed securities are particularly sensitive to interest rate changes. As long-term interest rates fall, homeowners become more likely to refinance their mortgage or move up to a larger home, causing a prepayment of the outstanding mortgage principal, which must then be reinvested at a lower rate. Should interest rates rise suddenly, prepayments expected by investors may decrease, extending the duration of a mortgage pool. This represents a further interest rate risk to investors.

As interest rates rise, policyholders may become more likely to surrender policies or to borrow against cash values, often to meet sudden needs in an inflationary environment or to invest in higher yielding opportunities elsewhere. This risk of disintermediation may force the Company to liquidate parts of its portfolio at a time when the fair market value of fixed income investments is falling. If interest rates fall, the Company may also be forced to invest new cash receipts at levels below the minimum guaranteed rates payable to policyholders, eroding profit margins. The Company can usually adapt to small sudden changes in interest rates, or even large changes that occur over longer periods of time. Cash flow may increase or decrease over the course of the business cycle. Therefore, the Company takes steps to ensure that adequate liquidity is available to meet obligations in a timely manner. To this end, the Company maintains lines of credit with commercial banks and other short-term borrowing arrangements with financial institutions.

The majority of the Company's investments are exposed to varying degrees of credit risk. Credit risk is the risk that the value of the investment may decline due to deterioration in the financial strength of the issuer, and that the timely payment of principal or interest might not occur.

Over the past three years, credit defaults in the marketplace have increased significantly relative to historical norms. The increase in the default rate has been attributed to several factors, including the economic slowdown experienced by the U.S. economy, the increased use of leverage by corporate issuers, fraud and adverse legal judgments against corporations, among others. A default by a rated issuer usually involves some loss of principal to the investor, as evidenced by the write-downs taken by the Company. Information about the write-down of investment securities is provided in the table of Realized Investments Gains and Losses, under the section Consolidated Results of Operations in Item 7 -- Management's Discussion and Analysis. Losses can be mitigated by timely sales of affected securities or by active involvement in a restructuring process. However, there can be no assurance that the efforts of an investor will lead to favorable outcomes in a bankruptcy or restructuring.

The Company mitigates credit risk by diversifying the investment portfolio across a broad range of issuers, investment sectors and security types, and by limiting the amount invested in any particular entity. With the exception of certain GSE's, there is no exposure to any single issuer greater than one percent of assets on a book value basis. The Company also invests in securities carrying a lien against physical assets. These securities can improve the likelihood of payment according to contractual terms and increase recovery amounts in the case of bankruptcy or restructuring.

The Company currently holds $72.8 million of foreign bonds. The foreign securities do not expose the Company directly to foreign currency risk as the securities are denominated in U.S. dollars. As a result, the foreign currency risk lies with the issuer of the securities and may expose them to fluctuations in the foreign currency market.

The Company has used derivatives as a proper risk management tool to mitigate identifiable risks for a specific period of time under specific conditions. The Company does not engage in trading derivatives for speculative purposes.

The table below details the nature of expected cash flows from the securities portfolio, including the cash flows from mortgage-backed securities pools and callable corporate bonds and commercial mortgages. Calls and prepayments represent the principal amount expected to return to the Company. Total principal equals invested cash scheduled to return in each year, including maturities, calls, sinking funds and prepayments.

                         EXPECTED CASH FLOWS
                        (amounts in millions)

                                                                                              There-       Total           Fair
                                       2004       2005        2006       2007       2008       after      Principal       Value
                                      ------     ------      ------     ------     ------     -------     ---------      --------
Corporate bonds currently callable    $   30     $    -      $    -     $    5     $    3     $    17     $      55      $    58
       Average interest rate            6.25%         -%          -%      7.12%      8.02%       6.71%         7.17%
Mortgage-backed securities and CMO's     313        204         130         71         39         151           908        1,070
       Average interest rate            3.55%      4.48%       5.10%      5.37%      5.49%       5.46%         4.53%
All other securities                     156        102         116         85        122       1,197         1,778        1,750
       Average interest rate            4.73%      6.70%       8.56%      7.10%      6.38%       6.59%         6.74%
                                      ------     ------      ------     ------     ------     -------     ---------      -------
     Investment securities               499        306         246        161        164       1,365         2,741        2,878
       Average interest rate            4.08%      5.22%       6.73%      6.34%      6.20%       6.47%         6.02%
Mortgages                                135         98          69         22         15         115           454          478
  Average interest rate                 7.72%      7.88%       7.61%      7.28%      7.14%       7.30%         7.39%
                                      ------     ------      ------     ------     ------     -------     ---------      -------
     Total                            $  634     $  404      $  315     $  183     $  179     $ 1,480     $   3,195      $ 3,356
       Average interest rate            4.86%      5.87%       6.92%      6.45%      6.28%       6.53%         6.21%

                    REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2003. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I-IV. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/KPMG LLP
-----------
KPMG LLP

Kansas City, Missouri
February 12, 2004

                       KANSAS CITY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                    (amounts in thousands, except share data)

                                                                                       December 31
                                                                                       -----------
                                                                               2003                  2002
                                                                          ---------------       ---------------
ASSETS
Investments:
     Fixed maturities available for sale, at fair value
            (amortized cost:  2003 - $2,730,612; 2002 - $2,137,667)       $     2,814,485       $     2,141,439
     Equity securities available for sale, at fair value
            (cost: 2003 - $62,203; 2002 - $58,728)                                 63,808                57,587
     Mortgage loans                                                               456,656               463,150
     Real estate                                                                  112,691                93,008
     Policy loans                                                                 114,420               108,551
     Short-term investments                                                        71,823               186,770
     Other investments                                                                903                 4,484
                                                                          ---------------       ---------------
            Total investments                                                   3,634,786             3,054,989

Cash                                                                               20,029                14,645
Accrued investment income                                                          39,132                36,465
Receivables, net                                                                    9,181                 6,850
Property and equipment, net                                                        32,981                36,013
Deferred acquisition costs                                                        241,057               246,286
Value of business acquired                                                        106,334                75,322
Reinsurance recoverable                                                           151,577               140,214
Other assets                                                                       12,144                11,714
Separate account assets                                                           304,691               244,862
                                                                          ---------------       ---------------
            Total assets                                                  $     4,551,912       $     3,867,360
                                                                          ---------------       ---------------

LIABILITIES
Future policy benefits:
     Life insurance                                                       $       829,500       $       769,597
     Accident and health                                                           42,614                42,036
Policyholder account balances                                                   2,239,223             1,784,634
Policy and contract claims                                                         33,012                28,906
Other policyholder funds                                                          101,084               106,683
Notes payable                                                                     133,670                97,241
Income taxes                                                                       36,918                15,539
Other liabilities                                                                 186,762               180,365
Separate account liabilities                                                      304,691               244,862
                                                                          ---------------       ---------------
            Total liabilities                                                   3,907,474             3,269,863
                                                                          ---------------       ---------------

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
     Authorized 36,000,000 shares,
            issued 18,496,680 shares                                               23,121                23,121
Additional paid in capital                                                         23,310                22,605
Retained earnings                                                                 688,800               686,847
Accumulated other comprehensive income (loss)                                      23,418               (24,437)
Less treasury stock, at cost (2003 - 6,572,087 shares;
     2002 - 6,500,497 shares)                                                    (114,211)             (110,639)
                                                                          ---------------       ---------------
            Total stockholders' equity                                            644,438               597,497
                                                                          ---------------       ---------------

            Total liabilities and stockholders' equity                    $     4,551,912       $     3,867,360
                                                                          ---------------       ---------------

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                    (amounts in thousands, except share data)

                                                                      Year Ended December 31
                                                                      ----------------------
                                                             2003              2002              2001
                                                        -------------     --------------    --------------
REVENUES
Insurance revenues:
     Premiums                                           $     210,671     $      184,703    $      176,395
     Contract charges                                         110,006            105,520           107,370
     Reinsurance ceded                                        (48,830)           (43,223)          (36,295)
                                                        -------------     --------------    --------------
            Total insurance revenues                          271,847            247,000           247,470
Investment revenues:
     Net investment income                                    194,763            194,235           203,091
     Realized investment losses                               (29,280)           (18,240)          (15,748)
Other revenues                                                  8,300             15,140            12,428
                                                        -------------     --------------    --------------
            Total revenues                                    445,630            438,135           447,241
                                                        -------------     --------------    --------------

BENEFITS AND EXPENSES
Policyholder benefits                                         208,102            187,460           183,084
Interest credited to policyholder account balances             92,278             87,587            87,396
Amortization of deferred acquisition costs
     and value of business acquired                            37,908             30,969            35,344
Operating expenses                                             98,111             94,298           109,877
                                                        -------------     --------------    --------------
            Total benefits and expenses                       436,399            400,314           415,701
                                                        -------------     --------------    --------------

Income before income tax expense (benefit)                      9,231             37,821            31,540

Income tax expense (benefit)                                   (5,562)             6,272             1,618
                                                        -------------     --------------    --------------

NET INCOME                                              $      14,793     $       31,549    $       29,922
                                                        -------------     --------------    --------------

Basic and diluted earnings per share:
     Net income                                         $        1.24     $         2.63    $         2.49
                                                        -------------     --------------    --------------

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    (amounts in thousands, except share data)

                                                                        Year Ended December 31
                                                                        ----------------------
                                                               2003              2002             2001
                                                          --------------    --------------   --------------
COMMON STOCK, beginning and end of year                   $       23,121    $       23,121   $       23,121
                                                          --------------    --------------   --------------
ADDITIONAL PAID IN CAPITAL
Beginning of year                                                 22,605            21,744           20,109
Excess of proceeds over cost of treasury stock sold                  705               861            1,635
                                                          --------------    --------------   --------------
     End of year                                                  23,310            22,605           21,744
                                                          --------------    --------------   --------------
RETAINED EARNINGS
Beginning of year                                                686,847           668,255          651,324
Net income                                                        14,793            31,549           29,922
Stockholder dividends of $1.08 per share
     (2002 - $1.08; 2001 - $1.08)                                (12,840)          (12,957)         (12,991)
                                                          --------------    --------------   --------------
     End of year                                                 688,800           686,847          668,255
                                                          --------------    --------------   --------------

ACCUMULATED OTHER COMPREHENSIVE
     INCOME (LOSS)
Beginning of year                                                (24,437)          (38,806)         (55,280)

Other comprehensive income                                        47,855            14,369           16,474
                                                          --------------    --------------   --------------
     End of year                                                  23,418           (24,437)         (38,806)
                                                          --------------    --------------   --------------

TREASURY STOCK, at cost
Beginning of year                                               (110,639)         (108,630)        (107,020)
Cost of 96,472 shares acquired
     (2002 - 67,470 shares; 2001 - 71,054 shares)                 (3,925)           (2,535)          (2,692)
Cost of 24,882 shares sold
     (2002 - 37,025 shares; 2001 - 76,205 shares)                    353               526            1,082
                                                          --------------    --------------   --------------
     End of year                                                (114,211)         (110,639)        (108,630)
                                                          --------------    --------------   --------------
TOTAL STOCKHOLDERS' EQUITY                                $      644,438    $      597,497   $      565,684
                                                          --------------    --------------   --------------

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (amounts in thousands)

                                                                       Year Ended December 31
                                                                       ----------------------
                                                               2003              2002             2001
                                                          --------------    --------------   --------------
OPERATING ACTIVITIES
Net income                                                $       14,793   $        31,549      $    29,922
Adjustments to reconcile net income to
     net cash provided by operating activities:
        Amortization of investment premium (discount)              4,287              (641)             601
        Depreciation                                              12,949             5,916            5,181
        Acquisition costs capitalized                            (29,575)          (27,868)         (27,916)
        Amortization of deferred acquisition costs                30,915            23,813           27,766
        Amortization of value of business acquired                 6,993             7,156            7,578
        Realized investment losses                                29,280            18,240           15,748
        Changes in assets and liabilities:
           Legal settlement liability                                  -           (16,965)          16,295
           Future policy benefits                                 21,031            (4,316)          (1,337)
           Policyholder account balances                          29,390            41,111              531
           Income taxes payable and deferred                     (17,237)           (2,271)          (4,036)
        Other, net                                                (8,679)          (26,961)         (28,239)
                                                          --------------    --------------   --------------
        Net cash provided                                         94,147            48,763           42,094
                                                          --------------    --------------   --------------

INVESTING ACTIVITIES
Purchases of investment securities:
     Fixed maturities                                         (1,251,481)         (788,919)        (884,654)
     Equity securities                                            (4,279)           (5,598)          (5,116)
Sales of investment securities:
     Fixed maturities                                            188,849           359,375          661,134
     Equity securities                                            17,036             9,986           17,289
Maturities and principal paydowns of investment securities:
     Fixed maturities                                            725,589           364,984          187,673
     Equity securities                                             8,771             6,925           16,088
Purchases of other investments                                   (72,386)         (149,627)        (185,392)
Sales, maturities and principal paydowns of other investments    183,161            79,805           51,215
Net additions to property and equipment                             (969)          (21,029)          (1,878)
Insurance business acquired or disposed                          (52,264)                -           (4,000)
                                                          --------------    --------------   --------------
        Net cash used                                           (257,973)         (144,098)        (147,641)
                                                          --------------    --------------   --------------

FINANCING ACTIVITIES
Proceeds from borrowings                                          35,061            59,562          102,589
Repayment of borrowings                                             (634)          (59,100)         (47,330)
Deposits on policyholder contracts                               338,089           272,110          236,378
Withdrawals from policyholder account balances                  (180,801)         (153,814)        (177,758)
Net transfers to separate accounts                                (9,427)          (14,856)         (38,957)
Change in other deposits                                           2,629             4,409           28,662
Cash dividends to stockholders                                   (12,840)          (12,957)         (12,991)
Disposition (acquisition) of treasury stock, net                  (2,867)           (1,148)              25
                                                          --------------    --------------   --------------
        Net cash provided                                        169,210            94,206           90,618
                                                          --------------    --------------   --------------

Increase (decrease) in cash                                        5,384            (1,129)         (14,929)
Cash at beginning of year                                         14,645            15,774           30,703
                                                          --------------    --------------   --------------

        Cash at end of year                               $       20,029    $       14,645   $       15,774
                                                          --------------    --------------   --------------

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (amounts in thousands, except share data)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
Kansas City Life Insurance Company and its subsidiaries (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products.

INSURANCE COMPANY ACQUISITION
On June 30, 2003, the Company acquired all of the issued and outstanding stock of GuideOne Life Insurance Company (GuideOne) from GuideOne Financial Group, Inc. and GuideOne Mutual Company. The purchase price of the acquisition was $59.4 million and added $393.1 million in assets on the acquisition date, including an identifiable intangible asset called VOBA of $38.0 million. The financial position and results of operations of GuideOne have been included in these financial statements on a GAAP basis using the purchase method of accounting since July 1, 2003. As of October 1, 2003, GuideOne was merged into Kansas City Life Insurance Company. For segment reporting purposes, GuideOne is included in the Kansas City Life - Individual segment.

GuideOne has not prepared historical financial statements in conformity with generally accepted accounting principles. Accordingly, historical information is not available from which to develop pro forma results of operations for the past two years.

BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). All material intercompany accounts and transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform with the current year presentation.

USE OF ESTIMATES
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities and the fair value of certain invested assets.

INVESTMENTS
Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments to deferred acquisition costs and the value of business acquired, and are included in accumulated other comprehensive income. The Company reviews and analyzes its securities on an ongoing basis. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's impairment in value is considered to be other than temporary. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The allowance for probable losses is based upon historical impairment experience, including an estimate of probable impairment of any delinquent or defaulted loans. Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate is carried at amortized cost. Real estate joint ventures are valued at cost, adjusted for the Company's equity in earnings since acquisition.

Policy loans are carried at cost, less principal payments received.

DEFERRED ACQUISITION COSTS (DAC)
Deferred acquisition costs (DAC) consist of the costs of acquiring new business such as commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, and are capitalized as incurred. For traditional life products, DAC is amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. DAC for interest sensitive and variable products is amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads, mortality margins, expense margins, and surrender charges that are expected to be realized over the term of the contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a block of business are revised. DAC is also adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented.

The following table provides information about DAC at December 31.

                                                         2003          2002          2001
                                                     ------------   -----------   -----------
Balance at beginning of year                         $    246,286   $   243,606   $   244,960
Capitalization of commissions, sales and issue
   expenses                                                29,575        27,868        27,917
Amortization                                              (30,915)      (23,813)      (27,766)
Amortization due to realized investment losses                879           370           608
Change in DAC due to unrealized investment gains           (4,768)       (1,745)       (2,113)
                                                     ------------   -----------   -----------
Balance at end of year                               $    241,057   $   246,286   $   243,606
                                                     ============   ===========   ===========

VALUE OF BUSINESS ACQUIRED (VOBA)
When new insurance business is purchased through an acquisition, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA). VOBA is established as the actuarially determined present value of anticipated profits to be realized from the insurance business purchased, using the same assumptions used to value the related liabilities. VOBA is amortized in proportion to future premium revenues or the expected future profits, depending on the type of insurance business acquired. Amortization of VOBA occurs over the related contract periods, using current crediting rates to accrete interest or using investment yield rates, depending on the type of insurance product. The Company regularly assesses the recoverability of VOBA through an analysis of expected future cash flows.

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented.

In 2003, VOBA was established in the amount of $38,005 from the purchase of GuideOne. The following table provides information about VOBA at December 31.

                                                       2003            2002           2001
                                                     ---------       --------       --------
Balance at beginning of year                         $  75,322       $ 82,478       $ 90,056
Purchase of GuideOne Life                               38,005              -              -
Gross amortization                                     (14,716)       (14,252)       (15,374)
Accrual of interest                                      7,723          7,096          7,796
                                                     ---------       --------       --------

Balance at end of year                               $ 106,334       $ 75,322       $ 82,478
                                                     =========       ========       ========

The accrual of interest for Old American VOBA was calculated at a 13% interest rate for the life block and a 7.0% rate for the accident and health block. For the GuideOne acquisition VOBA, a 5.4% interest rate was used on the interest sensitive block, a 4.3% interest rate was used on the deferred annuity block and a 5.3% interest rate was used on the traditional life block. For the VOBA on an acquired block of business a 7% interest rate was used on the traditional life portion and a 5.4% interest rate was used on the interest sensitive portion.

SEPARATE ACCOUNTS
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products. The Separate Account represents funds segregated for the benefit of certain policyholders who bear the investment risk. The assets are legally segregated and are not subject to claims which may arise from any other business of the Company. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income. Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

                                                       2003           2002           2001
                                                     ---------      ---------      ---------
Balance at beginning of year                         $ 244,862      $ 305,283      $ 325,460

Deposits on variable policyholder contracts             68,447         57,949         83,384
Transfers to general account                           (24,318)        (5,961)        (6,101)
Investment performance                                  50,402        (75,277)       (59,134)
Policyholder benefits                                  (21,836)       (23,207)       (23,692)
Contract charges                                       (12,866)       (13,925)       (14,634)
                                                     ---------      ---------      ---------

Balance at end of year                               $ 304,691      $ 244,862      $ 305,283
                                                     =========      =========      =========

RECOGNITION OF REVENUES
Premiums for traditional life insurance products are reported as revenue when due. Premiums on accident and health, disability and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired terms of coverage.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the services are provided.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality. Mortality assumptions are based upon table A2000 without adjustment.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations, based upon past claims experience, claim trends and industry experience.

The following table provides detail about future policy benefits at December 31.

                                            2003             2002
                                         ----------       ----------
Life insurance                           $  750,864       $  716,331
Immediate annuities and
    supplementary contracts
       with life contingencies               78,636           53,266
                                         ----------       ----------
       Total                                829,500          769,597

Accident and health insurance                42,614           42,036
                                         ----------       ----------

                                         $  872,114       $  811,633
                                         ==========       ==========

POLICYHOLDER ACCOUNT BALANCES
Liabilities for universal life and flexible annuity products represent policyholder account balances, without reduction for potential surrender charges, and deferred front-end contract charges, which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred. Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and flexible annuity products ranged from 3.00% to 6.25% (2002 -- 3.00% to 7.25%; 2001 -- 3.00% to 7.25%).

The following table provides detail about policyholder account balances at December 31.

                                           2003             2002
                                        -----------      -----------
Universal life insurance                $ 1,079,914      $   971,885
Flexible annuities                        1,090,045          786,444
Other                                        69,264           26,305
                                        -----------      -----------
                                        $ 2,239,223      $ 1,784,634
                                        ===========      ===========

INCOME TAXES
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted. The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

PARTICIPATING POLICIES
Participating business at year-end approximates 7% of statutory premiums and 8% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

REINSURANCE
In the normal course of business, the Company cedes risks to other insurers primarily to protect the Company against adverse fluctuations in mortality experience. The Company also assumes risks ceded by other companies. Reinsurance is effected on individual risks and through various pooling arrangements. Business is reinsured primarily through yearly renewable term and coinsurance agreements. Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage. Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits. The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract.

Reinsurance recoverable includes amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME PER SHARE
Due to the Company's capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 11,944,291 shares (2002 -- 11,997,733 shares; 2001 -- 12,027,241 shares). The number of shares outstanding at year-end was 11,924,593 (2002 -- 11,996,183).

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued Financial Accounting Standard (FAS) No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," in April 2003. This Standard amends and clarifies financial accounting and reporting for derivative instruments and for hedging activities under FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This FAS was adopted on July 1, 2003 with no material impact.

The FASB issued FAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity," in May 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. This FAS was adopted on July 1, 2003 with no material impact. The FASB has proposed additional Interpretations to FAS No. 150 which may require application in future periods.

FASB Interpretation (FIN) 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others," was issued in November 2002. This is an interpretation of FASB Statements No. 5, 57, and 107 and is a rescission of FASB Interpretation No. 34. This interpretation requires certain guarantees to be recorded at fair value instead of when a loss is probable and reasonably estimated. FIN 45 also requires disclosures even when the likelihood of making any payments under the guarantee is remote. Although liability recognition only applies to guarantees issued or amended after January 1, 2003, disclosure requirements are presently effective. This interpretation was adopted January 1, 2003 and the Company is not aware of any guarantees that would have a material effect on its financial statements.

FASB Interpretation (FIN) 46, "Consolidation of Variable Interest Entities," was issued January 2003. This is an interpretation of Accounting Research Bulletin
(ARB) No. 51, "Consolidated Financial Statements." This interpretation requires the consolidation of entities in which an enterprise absorbs a majority of the entity's expected losses, receives a majority of the entity's expected residual returns, or both, as a result of ownership, contractual terms or other financial interests in the entity. This interpretation was adopted July 1, 2003 and had no material impact. Subsequently in December 2003, the FASB issued a revision known as FIN 46R, which replaces FASB Interpretation (FIN) 46. The Company will be required to apply FIN 46R to variable interest entities created after December 31, 2003. This revised interpretation will be adopted on January 1, 2004, and will have no material impact.

FASB's Derivatives Implementation Group (DIG) issued SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under those Instruments," in April 2003 (DIG B36). This standard deals with the treatment of embedded derivatives related to Modified Coinsurance (Modco). DIG B36 was adopted on October 1, 2003 with no material impact.

Statement of Position (SOP) 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," was issued in July 2003 by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The SOP addresses: 1) separate account presentation; 2) accounting for an insurance company's proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and 5) accounting for sales inducements. This SOP will be adopted on January 1, 2004, and will have no material impact.

All other Standards and Interpretations of those Standards issued during 2003 did not relate to accounting policies and procedures pertinent to the Company at this time.

2. INVESTMENTS

INVESTMENT REVENUES
The following tables provide investment revenues by major category at December 31.

                                                        2003          2002            2001
                                                     ---------      ---------       ---------
NET INVESTMENT INCOME:
    Fixed maturities                                 $ 142,704      $ 141,242       $ 147,610
    Equity securities                                    4,645          2,479           7,533
    Mortgage loans                                      36,658         35,559          33,343
    Real estate                                         11,009         12,002          10,735
    Policy loans                                         7,536          7,502           7,818
    Short-term                                           2,537          5,187           4,649
    Other                                                2,699          4,746           5,883
                                                     ---------      ---------       ---------
                                                       207,788        208,717         217,571
Less investment expenses                               (13,025)       (14,482)        (14,480)
                                                     ---------      ---------       ---------

                                                     $ 194,763       $194,235       $ 203,091
                                                     =========      =========       =========

REALIZED INVESTMENT GAINS (LOSSES):
    Fixed maturities                                 $ (38,776)      $(25,640)      $ (15,956)
    Equity securities                                     (455)          (831)         (2,448)
    Mortgage loans                                           -           (570)              -
    Real estate                                          9,011          8,431           2,048
    Other                                                  940            370             608
                                                     ---------      ---------       ---------
                                                     $ (29,280)      $(18,240)      $ (15,748)
                                                     =========       ========       =========

UNREALIZED GAINS AND LOSSES
Unrealized gains (losses) on the Company's investments in securities follow, at December 31.

                                                       2003           2002            2001
                                                     ---------      ---------       ---------
AVAILABLE FOR SALE:
    End of year                                      $  85,478      $   2,631       $ (38,382)
    Amounts allocable to:
        Deferred acquisition costs                      (5,245)          (477)          1,268
        Policyholder account balances                   (8,070)             -               -
    Deferred income taxes                              (25,258)          (754)         12,995
                                                     ---------      ---------       ----------

                                                     $  46,905      $   1,400       $ (24,119)
                                                     =========      =========       =========

    Increase (decrease) in
        net unrealized gains
        during the year:
              Fixed maturities                       $  43,997      $  24,736       $  17,129
              Equity securities                          1,508            783           2,550
                                                     ---------      ---------       ---------

                                                     $  45,505      $  25,519       $  19,679
                                                     =========      =========       =========

HELD TO MATURITY:

    End of year                                      $       -      $       -       $       -
                                                     =========      =========       =========

    Increase (decrease) in
        net unrealized gains
        during the year                              $       -      $       -       $     109
                                                     =========      =========       =========

SECURITIES
The amortized cost and fair value of investments in securities available for sale at December 31, 2003, are as follows.

                                                     Gross
                             Amortized             Unrealized                Fair
                                Cost           Gains         Losses          Value
                            -----------      ---------      --------      -----------
Bonds:
    U.S. govt. & agency     $    58,703      $   3,268      $     96      $    61,875
    Public utility              157,061         12,012         1,719          167,354
    Corporate                 1,309,340         77,151        15,337        1,371,154
    Mortgage-backed           1,058,368         18,925         7,301        1,069,992
    Other                       147,049            925         3,954          144,020
Redeemable
    preferred stocks                 91              -             1               90
                            -----------      ---------      --------      -----------

Fixed maturities              2,730,612        112,281        28,408        2,814,485
Equity securities                62,203          2,119           514           63,808
                            -----------      ---------      --------      -----------

                            $ 2,792,815      $ 114,400      $ 28,922      $ 2,878,293
                            ===========      =========      ========      ===========

The amortized cost and fair value of investments in securities available for sale at December 31, 2002, are as follows.

                                                     Gross
                             Amortized             Unrealized                Fair
                                Cost           Gains         Losses          Value
                            -----------      ---------      --------      -----------
Bonds:
    U.S. govt. & agency     $    53,838      $   4,816      $     60      $    58,594
    Public utility              250,330          8,974        17,969          241,335
    Corporate                 1,099,806         57,550        69,582        1,087,774
    Mortgage-backed             704,359         26,782         7,844          723,297
    Other                        29,224          1,197            89           30,332
Redeemable
    preferred stocks                110              -             3              107
                            -----------      ---------      --------      -----------

Fixed maturities              2,137,667         99,319        95,547        2,141,439

Equity securities                58,728            795         1,936           57,587
                            -----------      ---------      --------      -----------

                            $ 2,196,395      $ 100,114      $ 97,483      $ 2,199,026
                            ===========      =========      ========      ===========

The Company held non-income producing securities with a carrying value of $3,949 at December 31, 2003 (2002 -- $9,407).

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2003.

                                               Investments with unrealized losses
                                               ----------------------------------
                            Less than 12 months      12 months or longer                Total
                            --------------------   ------------------------   ----------------------------
                              Fair    Unrealized      Fair       Unrealized       Fair        Unrealized
Bonds:                        Value     Losses        Value        Losses         Value          Losses
                            --------  ----------   ------------  ----------   --------------  ------------
   U.S. govt. & agency      $  2,512  $       84   $      6,236  $       12   $        8,748  $         96
   Public utility              7,737         391         23,624       1,328           31,361         1,719
   Corporate                 339,085       9,372         67,918       5,965          407,003        15,337
   Mortgage-backed           457,433       6,872          9,598         429          467,031         7,301
   Other                     114,562       3,949          2,585           5          117,147         3,954
Redeemable
   preferred stocks               90           1              -           -               90             1
                            --------  ----------   ------------  ----------   --------------  ------------
Fixed maturities             921,419      20,669        109,961       7,739        1,031,380        28,408
Equity securities             17,950         460            129          54           18,079           514
                            --------  ----------   ------------  ----------   --------------  ------------

   Total                    $939,369  $   21,129   $    110,090  $    7,793   $    1,049,459  $     28,922
                            --------  ----------   ------------  ----------   --------------  ------------

Unrealized losses occur from market price declines that may be due to a number of factors including economic downturns, competitive forces within an industry, issuer specific events or operational difficulties, lawsuits and market pricing anomalies caused by factors such as temporary lack of liquidity.

The Company has an extensive policy and process regarding the determination of the other than temporary impairment of a security. All investments are monitored on an ongoing basis and formally reviewed each quarter to identify and analyze the basis for any price deterioration.

Securities that have a market price less than 90% of amortized cost or which have exhibited a significant price decline are identified for review to determine the reasons for the decline. Securities which have exhibited such declines for a period of 6 months or greater are segregated for further analysis in order to determine if the price decline is other than temporary.

Following is the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2003. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                          Amortized          Fair
                                            Cost             Value
                                         -----------      -----------
Due in one year or less                  $    52,803      $    53,445
Due after one year through five years        323,479          341,927
Due after five years through ten years       555,589          580,622
Due after ten years                          740,373          768,499
Mortgage-backed bonds                      1,058,368        1,069,992
                                         -----------      -----------
                                         $ 2,730,612      $ 2,814,485
                                         ===========      ===========

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the year ended December 31.

                             2003              2002            2001
                          ---------         ---------       ---------
Proceeds                  $ 205,885         $ 369,361       $ 678,423
Gross realized gains          9,467             9,809          17,971
Gross realized losses        20,443            19,216          16,132

The Company does not hold securities of any corporation and its affiliates, which exceeded 10% of stockholders' equity.

No material derivative financial instruments are employed.

The Company is exposed to risk that issuers of securities owned by the Company will default, or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change. These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

MORTGAGE LOANS
Most of the Company's mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $4,809 (2002 -- $4,746). The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders' equity.

The mortgage portfolio is diversified geographically and by property type as follows, at December 31.

                                    2003                             2002
                         ---------------------------       -------------------------
                             Carrying         Fair           Carrying         Fair
                              Amount         Value            Amount          Value
                         ---------------------------       -------------------------
GEOGRAPHIC REGION:
    East north central   $     27,757     $   29,335       $   34,700      $  37,325
    Mountain                   69,630         73,157           79,657         85,874
    Pacific                   151,565        159,601          148,696        161,520
    West south central         90,213         94,981           83,195         90,455
    West north central         85,450         87,782           80,023         85,136
    Other                      36,850         38,236           41,625         44,371
    Valuation reserve          (4,809)        (4,809)          (4,746)        (4,746)
                         ---------------------------       -------------------------
                         $    456,656     $  478,283       $  463,150      $ 499,935
                         ===========================       =========================
PROPERTY TYPE:
    Industrial           $    269,462     $  282,914       $  283,217      $ 306,170
    Retail                      6,628          7,137           12,167         13,321
    Office                    158,935        165,989          135,379        146,631
    Other                      26,440         27,052           37,133         38,559
    Valuation reserve          (4,809)        (4,809)          (4,746)        (4,746)
                         ---------------------------       -------------------------
                         $    456,656     $  478,283       $  463,150      $ 499,935
                         ===========================       =========================

The Company has commitments to originate mortgage loans of $4,980, which expire in 2004.

No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years.

Two mortgage loans were acquired in the sale of real estate during the year for $4,075 (2002 -- $6,085).

REAL ESTATE
The table below provides information concerning the Company's real estate investments, at December 31.

                                            2003             2002
                                        ------------      ----------
Penntower office building, at cost:
    Land                                $      1,106      $    1,106
    Building                                  19,577          19,173
        Less accumulated depreciation        (12,984)        (12,523)
Other investment properties, at cost:
    Land                                      19,653          15,302
    Buildings                                 73,984          59,793
        Less accumulated depreciation        (18,430)        (16,100)
                                        ------------      ----------
        Real estate, commercial               82,906          66,751
        Real estate joint ventures            29,785          26,257
                                        ------------      ----------
                                        $    112,691      $   93,008
                                        ============      ==========

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 39 years.

The Company held non-income producing real estate equaling $11,825 consisting of properties under development at December 31, 2003 (2002 -- $14,598).

3. UNPAID ACCIDENT AND HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with "policy and contract claims" on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

                                      2003             2002            2001
                                   -----------     ------------     -----------
Gross liability at
    beginning of year              $     8,140     $      8,775     $     9,983
Less reinsurance recoverable            (2,552)          (2,772)         (4,678)
                                   -----------     ------------     -----------
Net liability at beginning of year       5,588            6,003           5,305
                                   -----------     ------------     -----------
Incurred benefits related to:
      Current year                      32,485           36,965          32,528
      Prior years                         (931)            (882)            307
                                   -----------     ------------     -----------
Total incurred benefits                 31,554           36,083          32,835
                                   -----------     ------------     -----------
Paid benefits related to:
      Current year                      28,172           30,962          26,315
      Prior years                        4,693            5,536           5,822
                                   -----------     ------------     -----------
Total paid benefits                     32,865           36,498          32,137
                                   -----------     ------------     -----------
Net liability at end of year             4,277            5,588           6,003
Plus reinsurance recoverable             3,579            2,552           2,772
                                   -----------     ------------     -----------
Gross liability at end of year     $     7,856     $      8,140     $     8,775
                                   ===========     ============     ===========

4. NOTES PAYABLE

The following table provides information for Notes Payable as of December 31.

                                                                                    2003       2002
                                                                                  ---------  --------
Federal Home Loan Bank loans with various maturities and a weighted average interest rate, currently 1.24%, secured by mortgage-backed securities totaling
  $125,254                                                                        $ 111,624  $ 96,033

Eight real estate loans with interest rates between 6.85% and 9.00% and various
  maturities in years 2004 to 2010, secured by the properties.                       19,083       703

Note Payable due June 2005, related to the purchase of GuideOne Life Insurance
  Company, with an interest rate equal to the prime rate published in the Wall
  Street Journal (4.00% at December 31, 2003).                                        2,000         -

Two Construction loans related to investment properties dated July 2002 and
  December 2003 with interest rates of 8.00%, forgiven when construction of the
  buildings is complete.                                                                963       505
                                                                                  ---------  --------
                                                                                  $ 133,670  $ 97,241
                                                                                  =========  ========

As a member of the Federal Home Loan Bank (FHLB) with a capital investment of $10,090, the Company has the ability to borrow from the FHLB when collateralized. The Company earned a 3.00% average rate on the capital investment in the FHLB for 2003.

The Company has unsecured revolving lines of credit of $60 million with two commercial banks with no balances outstanding, and which are at variable interest rates -- currently at 1.70%.

With the exception of the real estate and construction loans, all borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $1,961 (2002 -- $2,325; 2001 -- $3,975). The interest expense on all borrowings totaled $2,610 (2002 -- $3,281; 2001 -- $4,036).

Maturities on notes payable are as follows in millions: $115.0 due in 2004; $2.3 due in 2005; $7.4 due in 2006; none in 2007; $6.8 due in 2008 and $2.1 due thereafter.

5. STATUTORY INFORMATION AND STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides the Company's net gain from operations, net income, unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

                                            2003            2002           2001
                                        -------------   ------------   ------------
Net gain from operations                $     101,978   $     20,280   $     42,097

Net income                                     83,512         14,779         23,476

Unassigned surplus at December 31             293,804        306,845        329,972

Capital and surplus at December 31            226,024        241,933        266,208

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2004 without prior approval is $101,978, the statutory net gain from operations. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $20,000 (2002 -- $19,000; 2001 -- $18,000).

6. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the Federal income tax rate to the Company's effective income tax rate for the years ended December 31.

                                          2003              2002            2001
                                       -----------      -----------      -----------
Current income tax expense (benefit)   $     9,580      $    (5,019)     $     9,116
Deferred income tax expense (benefit)      (15,142)          11,291           (7,498)
                                       -----------      -----------      -----------
Total income tax expense (benefit)     $    (5,562)     $     6,272      $     1,618
                                       ===========      ===========      ===========

                                           2003            2002              2001
                                       -----------      -----------      -----------
Federal income tax rate                         35 %             35 %             35 %
Special tax credits                            (41)             (12)             (15)
Prior years' taxes, including Federal
    taxes relating to closed tax years         (51)              (7)             (14)
Other permanent differences                     (3)               1               (1)
                                       -----------      -----------      -----------
Effective income tax rate                      (60)%             17 %              5 %
                                       ===========      ===========      ===========

The tax effects of temporary differences that result in significant deferred tax assets and liabilities are presented below for the years ended December 31.

                                              2003                2002
                                           -----------        ------------
Deferred tax assets:
    Future policy benefits                 $    58,648        $     53,372
    Employee retirement benefits                19,532              21,141
    Tax carryovers                              14,831               3,088
    Other                                        2,361               1,771
                                           -----------        ------------
Gross deferred tax assets                       95,372              79,372
                                           -----------        ------------
Deferred tax liabilities:
    Basis differences between tax and
        GAAP accounting for investments         10,342               3,434
    Unrealized investment gains                 25,258                 754
    Capitalization of deferred acquisition
        costs, net of amortization              45,338              48,423
    Value of business acquired                  37,217              26,363
    Property and equipment, net                  7,299               6,149
    Other                                        6,836               7,886
                                           -----------        ------------
Gross deferred tax liabilities                 132,290              93,009
                                           -----------        ------------
    Net deferred tax liability                  36,918              13,637
    Current tax liability                            -               1,902
                                           -----------        ------------
        Income taxes payable               $    36,918        $     15,539
                                           ===========        ============

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. In management's opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes paid this year equaled $8,442 (2002 -- $2,500; 2001 -- $2,350).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $51,257 for Kansas City Life, $2,866 for Sunset Life and $13,700 for Old American. The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $23,729.

Income taxed on a current basis is accumulated in shareholders' surplus and can be distributed to stockholders without tax to the Company. Shareholders' surplus equals $572,872 for Kansas City Life, $33,411 for Sunset Life and $54,869 for Old American.

The income tax expense is recorded in various places in the Company's financial statements as detailed below, for the years ended December 31.

                                       2003             2002            2001
                                     ---------       ----------       ---------
Net income                           $  (5,562)      $    6,272       $   1,618
Stockholders' equity:
    Related to:
        Unrealized gains, net           24,504           13,749          10,584
        Change in minimum
           pension liability             1,265           (6,004)         (1,726)
                                     ---------       ----------       ---------
Total income tax expense
    included in financial statements $  20,207       $   14,017       $  10,476
                                     =========       ==========       =========

7. PENSIONS AND OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. December 31 was used as the measurement date for these plans.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan. Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%. The benefits expected to be paid in each year from 2004 through 2008 are $7,700, $8,700, $8,200, $8,700, and $10,800 respectively. The aggregate benefits expected to be paid in the five years from 2009 through 2013 are $62,400. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2003 and include estimated future employee service. The 2004 contribution for the plan cannot be reasonably estimated at this time. The asset allocation of the fair value of pension plan assets at December 31 were:

ASSET CATEGORY            2003     2002
                          ----     ----
Debt securities             47%      44%
Equity securities           51%      54%
Cash equivalents             2%       2%

This allocation of pension assets is within the targeted mix by asset class: fixed income securities 40-60%, equity securities 40-60%, and other assets 0-10%. The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits.

The current assumption for the expected long-term rate of return on plan assets is 8.0%. This assumption is determined by analyzing:1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation to asset classes. The asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash. The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2004 through 2008 are $860, $900, $940, $1,040, and $1,150 respectively. The aggregate benefits expected to be paid in the five years from 2009 - 2013 are $7,380. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2003. The 2004 contribution for the plan is estimated to be $860. The Company pays these medical costs as due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is noncontributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Noncontributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $132 (2002 -- $132; 2001 -- $162). Noncontributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $614 (2002 -- $711; 2001 -- $639).

Savings plans for eligible employees and agents match employee contributions up to 6% of salary and agent contributions up to 2.5% of prior year paid commissions. Contributions to the plan were $1,437 (2002 -- $1,452; 2001 -- $1,459). The Company may contribute an additional profit sharing amount up to 4% of salary, depending upon corporate profits. The Company made no profit sharing contribution this year or in the prior two years.

A noncontributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans. There has not been sufficiently reliable information available on which to measure the effects of the Act. Since the Company is a sponsor of a postretirement health care plan that provides prescription drug benefits, the Company has elected to defer accounting recognition under FASB Staff Position (FSP) No. 106-1. This election of deferral has been provided because the specific authoritative guidance on the accounting for the federal subsidy is pending, and that guidance, when issued, may require the Company to change previously reported information. Since accounting recognition has been deferred, the impact of the Act has been excluded from the calculation of the accumulated postretirement benefit obligation and net postretirement benefit costs.

                                                      Pension Benefits                Other Benefits
                                                -------------------------      -------------------------
                                                    2003         2002            2003            2002
                                                -----------   -----------      ---------       ---------
Accumulated benefit obligation                  $   117,354   $   110,263      $       -       $       -
                                                -------------------------      -------------------------

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year  $    82,394   $    87,696      $   1,390       $   1,457
Return on plan assets                                14,523        (2,351)            66              75
Company contributions                                 6,719         8,520              -               -
Benefits paid                                        (9,599)      (11,471)          (247)           (142)
                                                -------------------------      -------------------------
    Fair value of plan assets at end of year    $    94,037   $    82,394      $   1,209       $   1,390
                                                =========================      =========================

CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year         $   114,617   $   107,672       $ 25,075       $  19,559
Service cost                                          2,335         2,223            755             676
Interest cost                                         7,215         7,564          1,406           1,423
Net loss from past experience                         7,132         8,629          1,980           4,246
Benefits paid                                        (9,599)      (11,471)          (979)           (829)
                                                -------------------------      -------------------------
    Benefit obligation at end of year           $   121,700   $   114,617       $ 28,237       $  25,075
                                                =========================      =========================

Plan underfunding                               $   (27,663)  $   (32,223)      $(27,028)      $ (23,685)
Unrecognized net loss                                45,038        49,309          6,634           4,672
Unrecognized prior service cost                      (4,558)       (5,205)             -               -
                                                -------------------------      -------------------------
    Prepaid (accrued) benefit cost              $    12,817   $    11,881       $(20,394)      $ (19,013)
                                                =========================      =========================

AMOUNTS RECOGNIZED IN THE
    CONSOLIDATED BALANCE SHEET:
Accrued benefit liability                       $   (23,317)  $   (27,868)      $(20,394)      $ (19,013)
Accumulated other comprehensive income               36,134        39,749              -               -
                                                -------------------------      -------------------------
    Net amount recognized                       $    12,817   $    11,881       $(20,394)      $ (19,013)
                                                =========================      =========================

WEIGHTED AVERAGE ASSUMPTIONS:
Discount rate                                          6.00 %        6.25 %         6.00 %          6.25 %
Expected return on plan assets                         8.00          8.50           5.50            5.50
Rate of compensation increase                          4.50          4.50              -               -

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

                                             One Percentage Point
                                           Change in the Growth Rate
                                           Increase         Decrease
                                           --------         --------
Service and interest cost components       $    483         $   (366)
Postretirement benefit obligation             5,552           (4,300)

The following table provides the components of net periodic benefits cost.

                                                    Pension Benefits                      Other Benefits
                                         ------------------------------------   -----------------------------------
                                             2003         2002        2001         2003         2002        2001
                                         -----------  -----------  ----------   ----------   ----------   ---------
Service cost                             $     2,335  $     2,223  $    1,940   $      755   $      676   $     708
Interest cost                                  7,215        7,564       7,442        1,406        1,423       1,345
Expected return on plan assets                (6,441)      (7,467)     (7,252)         (76)         (80)        (79)
Amortization of:
    Unrecognized net (gain) loss               3,321        1,708       1,523           26          (12)        (24)
    Unrecognized prior service cost             (647)        (647)       (647)           -            -           -
    Unrecognized net transition asset              -         (105)       (206)           -            -           -
                                         ------------------------------------   -----------------------------------
Net periodic benefits cost               $     5,783  $     3,276  $    2,800   $    2,111   $    2,007   $   1,950
                                         ====================================   ===================================

For measurement purposes, a 10.0% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 5% in 2013 and thereafter.

8. SEGMENT INFORMATION

Company operations have been classified and summarized into four reportable segments. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company was divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products through a nationwide sales force of independent general agents. GuideOne was included in the Kansas City Life - Individual Segment. The Kansas City Life - Group segment consists of sales of group life, disability and dental products and administrative services only (ASO -- Kansas City Life Benefit Solutions) by third party marketing arrangements in addition to the nationwide sales force of independent general agents and group brokers. The Sunset Life segment consists of sales of interest sensitive and traditional products through a nationwide sales force of independent general agents. The Old American segment sells final expense insurance products nationwide through its general agency system, using direct response marketing to supply agents with leads in their exclusive territories.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

                               SEGMENT INFORMATION

                                                   Kansas City Life             Sunset            Old
                                               Individual        Group           Life           American       Total
2003:
Revenues from customers                     $       142,466  $     52,200   $       16,156   $      69,325   $  280,147
Net investment income                               151,316           281           29,282          13,884      194,763
Segment income (loss)                                10,893        (4,004)           5,178           2,726       14,793
Other significant noncash items:
     Increase in policy reserves                     90,711           418           17,727           2,451      111,307
     Amortization of deferred
         acquisition costs                           15,596             -            4,517          10,802       30,915
     Amortization of value of
         business acquired                            3,948             -                -           3,045        6,993
Interest expense                                      1,497             -                -             428        1,925
Income tax expense (benefit)                         (4,466)       (1,716)             (72)            692       (5,562)

Segment assets                                    3,571,144         6,731          555,245         418,792    4,551,912
Expenditures for other long-lived assets              2,245            81                -              75        2,401

2002:
Revenues from customers                     $       109,593  $     61,264   $       18,346   $      72,937   $  262,140
Net investment income                               145,538           390           32,147          16,160      194,235
Segment income (loss)                                15,629        (1,610)          10,492           7,038       31,549
Other significant noncash items:
     Increase in policy reserves                     65,884           219           19,708           4,777       90,588
     Amortization of deferred
         acquisition costs                           11,100             -            4,118           8,595       23,813
     Amortization of value of
         business acquired                            3,832             -                -           3,324        7,156
Interest expense                                      1,787             -                -             565        2,352
Income tax expense (benefit)                          2,321          (690)           1,073           3,568        6,272

Segment assets                                    2,848,164         6,546          574,669         437,981    3,867,360
Expenditures for other long-lived assets             15,881           211                -              49       16,141

2001:
Revenues from customers                     $       104,847  $     57,389   $       24,789   $      72,873   $  259,898
Net investment income                               152,517           510           33,343          16,721      203,091
Segment income (loss)                                22,991          (692)          (1,501)          9,124       29,922
Other significant noncash items:
     Increase in policy reserves                     52,740           469           18,641           5,855       77,705
     Amortization of deferred
         acquisition costs                           17,034             -              247          10,485       27,766
     Amortization of value of
         business acquired                            4,104             -                -           3,474        7,578
Interest expense                                      3,254             -                -             782        4,036
Income tax expense                                    3,322          (296)          (3,672)          2,264        1,618

Segment assets                                    2,780,268         6,993          548,840         439,897    3,775,998
Expenditures for other long-lived assets              2,004            65                -              30        2,099

ENTERPRISE-WIDE DISCLOSURES

                                                        2003          2002            2001
                                                    ------------   -----------     ----------
Revenues from customers by line of business:
    Traditional individual insurance products, net  $    111,832   $    84,204     $   87,660
    Interest sensitive products                           93,023        88,061         89,559
    Variable life insurance and annuities                 16,983        17,460         17,811
    Group life and disability products, net               50,009        57,275         52,440
    Group ASO services                                     2,191         3,989          4,949
    Other                                                  6,109        11,151          7,479
                                                    ------------   -----------     ----------
       Total                                        $    280,147   $   262,140     $  259,898
                                                    ============   ===========     ==========

9. PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years. The table below provides information as of December 31.

                                    2003            2002
                                 -----------      ---------
Land                             $       766      $     766
Home office complex                   20,613         20,585
Furniture and equipment               41,609         49,691
                                 -----------      ---------
                                      62,988         71,042

Less accumulated depreciation        (30,007)       (35,029)
                                 -----------      ---------
                                 $    32,981      $  36,013
                                 ===========      =========

10. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

                                            2003            2002          2001
                                        -----------      ---------      ---------
LIFE INSURANCE IN FORCE (in millions):
    Direct                              $    29,253      $  24,133      $  24,019
    Ceded                                   (12,039)       (10,224)        (7,144)
    Assumed                                   3,302          2,458          2,626
                                        -----------      ---------      ---------

        Net                             $    20,516      $  16,367      $  19,501
                                        ===========      =========      =========

PREMIUMS:
Life insurance:
    Direct                              $   152,407      $ 123,681      $ 120,224
    Ceded                                   (39,148)       (37,773)       (30,869)
    Assumed                                   5,029          5,018          4,934
                                        -----------      ---------      ---------

        Net                             $   118,288      $  90,926      $  94,289
                                        ===========      =========      =========

Accident and health:
    Direct                              $    53,079      $  56,003      $  51,237
    Ceded                                    (9,682)        (5,450)        (5,426)
    Assumed                                     157              1              -
                                        -----------      ---------      ---------

        Net                             $    43,554      $  50,554      $  45,811
                                        ===========      =========      =========

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $77.2 million as of this year-end. The reserve for future policy benefits ceded under this agreement was $35,704 (2002 -- $39,181).

Kansas City Life acquired a block of traditional life and universal life-type products in 1997. As of this year-end, the block had $2.3 billion of life insurance in force (2002 -- $2.4 billion). The block generated life insurance premiums of $3,120 (2002 -- $4,058).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies. The insurance in force ceded approximates $2.6 billion (2002 -- $2.7 billion) and premiums totaled $7,586.

The maximum retention on any one life is $350 thousand for ordinary life plans and $100 thousand for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers' solvency is reviewed annually.

11. COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss), which includes unrealized gains or losses on securities available for sale and the change in the additional minimum pension liability, as shown below for the years ended December 31.

                                           Unrealized         Minimum
                                           Gain (Loss)        Pension
                                          on Securities      Liability          Total
                                          -------------      ---------         --------
2003:
Unrealized holding gains
    arising during the year               $      43,616      $       -         $ 43,616
Less:  Realized losses included
    in net income                               (39,231)             -          (39,231)
                                          -------------      ---------         --------
Net unrealized gains                             82,847              -           82,847
Decrease in minimum pension liability                 -          3,615            3,615
Effect on deferred acquisition costs             (4,768)             -           (4,768)
Policyholder account balances                    (8,070)             -           (8,070)
Deferred income taxes                           (24,504)        (1,265)         (25,769)
                                          -------------      ---------         --------

Other comprehensive income                $      45,505      $   2,350         $ 47,855
                                          =============      =========         ========

2002:
Unrealized holding gains
    arising during the year               $      14,542      $       -         $ 14,542
Less:  Realized losses included
    in net income                               (26,471)             -          (26,471)
                                          -------------      ---------         --------
Net unrealized gains                             41,013              -           41,013
Increase in minimum pension liability                 -        (17,154)         (17,154)
Effect on deferred acquisition costs             (1,745)             -           (1,745)
Deferred income taxes                           (13,749)         6,004           (7,745)
                                          -------------      ---------         --------

Other comprehensive income (loss)         $      25,519      $ (11,150)        $ 14,369
                                          =============      =========         ========

2001:
Unrealized holding gains
    arising during the year              $       13,972      $       -         $ 13,972
Less:  Realized losses included
    in net income                               (18,404)             -          (18,404)
                                          -------------      ---------         --------
Net unrealized gains                             32,376              -           32,376
Increase in minimum pension liability                 -         (4,931)          (4,931)
Effect on deferred acquisition costs             (2,113)             -           (2,113)
Deferred income taxes                           (10,584)         1,726           (8,858)
                                          -------------      ---------         --------

Other comprehensive income (loss)         $      19,679      $  (3,205)        $ 16,474
                                          =============      =========         ========

Following is the accumulated balances related to each component of accumulated other comprehensive income (loss).

                                           Unrealized         Minimum
                                           Gain (Loss)        Pension
                                          on Securities      Liability          Total
                                          -------------      ---------         --------
2002:
Beginning of year                         $     (24,119)     $ (14,687)        $(38,806)
Other comprehensive income (loss)                25,519        (11,150)          14,369
                                          -------------      ---------         --------
End of year                                       1,400        (25,837)         (24,437)

2003:
Other comprehensive income                       45,505          2,350           47,855
                                          -------------      ---------         --------
End of year                               $      46,905      $ (23,487)        $ 23,418
                                          =============      =========         ========

12. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption above comparable U.S. Treasury rates.

Fair values for liabilities under investment-type insurance contracts, included with policyholder account balances for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk.

In regards to bank deposits, the fair value of checking, savings and money market accounts is the amount payable on demand. The fair value of fixed maturity certificate accounts is based on the discounted value of contractual cash flows. The discount rate is estimated using the rates currently offered for deposits of similar remaining maturities.

At year-end 2003, 14% of the Company's notes payable had a carrying value of $19.1 million with a fair value of $19.5 million. For the remaining 86% of notes payable the carrying value approximated fair value.

The Company's other liabilities are generally short-term in nature and their carrying value approximates their fair value.

Following are the carrying amounts and fair values of financial instruments as of December 31.

                                                    2003                             2002
                                       -----------------------------     -----------------------------
                                         Carrying          Fair             Carrying         Fair
                                          Amount           Value             Amount         Value
                                       ------------     ------------     -------------    ------------
INVESTMENTS:
    Securities available for sale      $  2,878,293     $  2,878,293     $   2,199,026    $  2,199,026
    Mortgage loans                          456,656          478,283           463,150         499,935
LIABILITIES:
    Individual and group annuities     $    904,324     $    875,656     $     766,177    $    748,835
    Bank deposits                            55,231           55,231            56,052          56,367
    Supplementary contracts
        without life contingencies           61,289           61,289            37,614          37,614

13. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2003 and 2002 are summarized in the table below.

                                   First            Second          Third           Fourth
                                 ---------        ---------       ---------       ----------
2003:
Total revenues                   $  91,054        $ 107,010       $ 120,958       $  126,608

Net income (loss)                   (7,458)           1,535           7,728           12,988

Per common share,
    basic and diluted                (0.62)            0.12            0.65             1.09

2002:
Total revenues                   $ 111,326        $ 105,608       $ 102,046       $  119,155

Net income                           6,517            9,737             801           14,494

Per common share,
    basic and diluted                 0.54             0.81            0.07             1.21

14. CONTINGENT LIABILITIES

In recent years the life insurance industry, including the Company, has been subject to an increase in litigation pursued on behalf of purported classes of policyholders and to other claims and legal actions in jurisdictions where juries often award punitive damages which are grossly disproportionate to actual damages. Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations and financial position.

                             STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
     Kansas City Life Insurance Company
     3520 Broadway
     Post Office Box 219139
     Kansas City, Missouri 64121-9139
     Telephone:  (816) 753-7000
     Fax: (816) 753-4902
     Internet: http://www.kclife.com
     E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
     The annual meeting of stockholders will be held at

     9 a.m. Thursday, April 22, 2004, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
     Cheryl Keefer, Assistant Secretary
     Kansas City Life Insurance Company
     Post Office Box 219139
     Kansas City, Missouri 64121-9139

10-K REQUEST
     Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
     As of January 31, 2004, Kansas City Life had approximately 620 security holders, including individual participants in security position listings.

                         STOCK AND DIVIDEND INFORMATION
                             STOCK QUOTATION SYMBOL
                             Over-the-Counter--KCLI

The following table presents the high and low prices for our common stock for the periods indicated and the dividends declared per share during such periods.

                               Bid             Dividend
                        High         Low         Paid
                    -----------  -----------  ----------
2003:
First quarter       $     43.22  $     37.50  $     0.27
Second quarter            45.23        39.27        0.27
Third quarter             49.12        40.01        0.27
Fourth quarter            48.43        44.16        0.27
                                              ----------
                                              $     1.08
                                              ----------
2002:
First quarter       $     39.49  $     35.50  $     0.27
Second quarter            40.75        36.03        0.27
Third quarter             39.81        33.26        0.27
Fourth quarter            40.11        36.76        0.27
                                              ----------
                                              $     1.08
                                              ----------

A quarterly dividend of $.27 per share was paid February 23, 2004.

Over-the-counter market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

                                KANSAS CITY LIFE
                                VARIABLE ANNUITY
                                SEPARATE ACCOUNT

                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                        TABLE OF CONTENTS

                                        INDEPENDENT AUDITORS' REPORT
                                        STATEMENT OF NET ASSETS
                                        STATEMENT OF OPERATIONS
                                        STATEMENT OF CHANGES IN NET ASSETS
                                        NOTES TO FINANCIAL STATEMENTS

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2003

                                                                                                    MARKET
ASSETS                                                                                               VALUE      COST
                                                                                                   --------   --------
Investments:                                                                                          (in thousands)
  FEDERATED INSURANCE SERIES
    American Leaders Fund II - 692,041 shares at a net asset value (NAV) of $19.10 per share       $ 13,218     12,768
    High Income Bond Fund II - 907,271 shares at a NAV of $7.99 per share                             7,249      7,397
    International Small Company Fund II - (Liquidated 11/21/2003)                                         -          -
    Prime Money Fund II - 7,627,558 shares at a NAV of $1.00 per share                                7,628      7,628

  MFS VARIABLE INSURANCE TRUST
    Research Series - 1,070,350 shares at a NAV of $13.35 per share                                  14,289     17,034
    Emerging Growth Series - 1,021,108 shares at a NAV of $15.51 per share                           15,837     20,625
    Total Return Series - 809,956 shares at a NAV of $19.58 per share                                15,859     14,180
    Bond Series - 524,148 shares at a NAV of $12.19 per share                                         6,389      6,038
    Strategic Income Series - 134,309 shares at a NAV of $11.02 per share                             1,480      1,403
    Utilities Series - 1,043,370 shares at a NAV of $15.95 per share                                 16,642     19,078

  AMERICAN CENTURY VARIABLE PORTFOLIOS
    VP Capital Appreciation - 540,851 shares at a NAV of $7.12 per share                              3,851      5,302
    VP International - 1,102,205 shares at a NAV of $6.43 per share                                   7,087      8,531
    VP Value - 621,341 shares at a NAV of $7.79 per share                                             4,840      4,159
    VP Income and Growth - 383,212 shares at a NAV of $6.57 per share                                 2,518      2,492
    VP Inflation Protection - 49,224 shares at a NAV of $10.31 per share                                508        497
    VP Ultra - 67,586 shares at a NAV of $9.18 per share                                                620        579

  DREYFUS VARIABLE INVESTMENT FUND
    Appreciation Portfolio - 350,632 shares at a NAV of $34.42 per share                             12,069     11,793
    Developing Leaders Portfolio - 462,568 shares at a NAV of $37.39 per share                       17,295     18,952
    Dreyfus Stock Index Fund - 888,349 shares at a NAV of $28.42 per share                           25,247     26,090
    The Dreyfus Socially Responsible Growth Fund, Inc. - 89,480 shares at a NAV of $23.79 per share   2,129      2,912

  J.P. MORGAN SERIES TRUST II
    Large Cap Core Equity Portfolio - 193,984 shares at a NAV of $12.51 per share                     2,427      2,697
    Small Company Portfolio - 137,847 shares at a NAV of $14.06 per share                             1,938      1,903
    Mid Cap Value Portfolio - 27,248 shares at a NAV of $21.59 per share                                588        546

  FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Franklin Real Estate Fund - 161,167 shares at a NAV of $23.65 per share                           3,812      3,041
    Franklin Small Cap Fund - 76,241 shares at a NAV of $17.43 per share                              1,329      1,263
    Templeton Developing Markets Securities Fund - 102,715 shares at a NAV of $7.09 per share           728        588
    Templeton Foreign Securities Fund - 200,249 shares at a NAV of $12.24 per share                   2,451      2,565

  CALAMOS: ADVISORS TRUST
    Growth & Income Portfolio - 1,554,104 shares at a NAV of $12.74 per share                        19,799     17,815

  A I M VARIABLE INSURANCE FUNDS
    V.I. Dent Demographic Trends Fund - 357,582 shares at a NAV of $5.21 per share                    1,863      2,229
    V.I. New Technology Fund - 255,961 shares at a NAV of $3.52 per share                               901      1,310
    V.I. Premier Equity Fund - 93,859 shares at a NAV of $20.23 per share                             1,899      2,068

  SELIGMAN PORTFOLIOS, INC.
    Communications and Information Portfolio - 224,659 shares at a NAV of $11.51 per share            2,586      2,775
    Capital Portfolio - 283,233 shares at a NAV of $11.20 per share                                   3,172      3,678
    Small Cap Value Portfolio - 23,796 shares at a NAV of $16.13 per share                              384        342
                                                                                                   --------   --------

  TOTAL ASSETS                                                                                     $218,632   $230,278
                                                                                                   ========   ========

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2003

                                                                     VA                       FREEDOM VA
                                                            NUMBER        UNIT           NUMBER         UNIT          MARKET
NET ASSETS                                                 OF UNITS       VALUE         OF UNITS        VALUE          VALUE
                                                           ---------    ----------      --------      ----------   -------------
                                                                                                                   (in thousands)
  Federated Insurance Series
    American Leaders Fund II                                 701,683       $18.774         3,435         $13.006         $13,218
    High Income Bond Fund II                                 504,168        14.278         4,270          11.805           7,249
    International Small Company Fund II (Liquidated              -             -             -               -               -
        11/21/03)
    Prime Money Fund II                                      620,055        12.252         3,077           9.909           7,628

  MFS Variable Insurance Trust
    Research Series                                          960,387        14.871           546          12.635          14,289
    Emerging Growth Series                                 1,058,250        14.872         7,662          12.914          15,837
    Total Return Series                                      813,603        19.402         6,287          11.676          15,859
    Bond Series                                              412,384        15.350         5,526          10.734           6,389
    Strategic Income Series                                  112,189        12.940         2,619          10.842           1,480
    Utilities Series                                         858,009        19.352         2,820          13.331          16,642

  American Century Variable Portfolios
    VP Capital Appreciation                                  390,728         9.809         1,473          12.240           3,851
    VP International                                         504,718        14.031           420          12.831           7,087
    VP Value                                                 562,353         8.375         9,941          13.132           4,840
    VP Income and Growth                                     386,192         6.405         3,352          13.123           2,518
    VP Inflation Protection                                   50,320        10.066           136          10.052             508
    VP Ultra                                                  53,762        11.489           243          11.471             620

  Dreyfus Variable Investment Fund
    Appreciation Portfolio                                   903,536        13.307         3,683          12.361          12,069
    Developing Leaders Portfolio                           1,209,253        14.245         5,296          13.171          17,295
    Dreyfus Stock Index Fund                               1,934,470        13.003         7,127          12.985          25,247
    The Dreyfus Socially Responsible Growth Fund, Inc.        91,101        23.367           -            12.763           2,129

  J.P. Morgan Series Trust II
     Large Cap Core Equity Portfolio                         181,306            13.202      2,566             12.951          2,427
     Small Company Portfolio                                 137,120            13.934      1,992             13.836          1,938
     Mid Cap Value Portfolio                                  47,779            12.002      1,238             11.983            588

  Franklin Templeton Variable Products Series Fund
     Franklin Real Estate Fund                               235,173            15.306      5,426             13.740          3,812
     Franklin Small Cap Fund                                 190,760             6.182      0,793             13.857          1,329
     Templeton Developing Markets Securities Fund             55,378            11.192      7,103             15.265            728
     Templeton Foreign Securities Fund                       133,599            18.314        328             13.378          2,451

  Calamos: Advisors Trust
     Growth & Income Portfolio                             1,395,819            14.005      0,474             12.258         19,799

  A I M Variable Insurance Funds
     V. I. Dent Demographic Trends Fund                      419,298             4.443          -             13.577          1,863
     V. I. New Technology Fund                               341,981             2.448      4,283             14.881            901
     V. I. Premier Equity Fund                               311,742             6.091          -             12.608          1,899

  Seligman Portfolios, Inc.
     Communications and Information Portfolio                445,901             5.643      4,762             14.648          2,586
     Capital Portfolio                                       552,731             5.727        486             13.654          3,172
     Small Cap Value Portfolio                                28,419            13.131        813             13.110            384
                                                                                                                           --------
  Total Net Assets                                                                                                         $218,632
                                                                                                                           ========

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

                             STATEMENT OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                               Federated Insurance Series
                                                       -------------------------------------------
                                                                      High       Int'l
                                                       American      Income      Small      Prime
                                                        Leaders       Bond      Company     Money
                                                        Fund II      Fund II    Fund II    Fund II
                                                       -------------------------------------------
VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                             $    177        447          -         65
  Expenses:
    Mortality and Expense Risk Fees and
     Administrative Charges                                 162         87          2        130
                                                       -----------------------------------------
       Investment Income (Loss)                              15        360         (2)       (65)
                                                       -----------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                   (479)      (283)        12          -
    Capital Gains Distributions                               -          -          -          -
    Unrealized Appreciation (Depreciation)                3,190      1,070         51          -
                                                       -----------------------------------------
       Net Gain (Loss) on Investments                     2,711        787         63          -
                                                       -----------------------------------------
         Change in Net Assets from Operations          $  2,726      1,147         61        (65)
                                                       =========================================

                                                                               MFS Variable Insurance Trust
                                                       ----------------------------------------------------------------------
                                                                     Emerging        Total              Strategic
                                                       Research       Growth        Return      Bond     Income     Utilities
                                                        Series        Series        Series     Series    Series       Series
                                                       ----------------------------------------------------------------------
VARIABLE ANNUITY:
Investment Income:
  Income:
    Dividend Distributions                                   87             -          249        360         72         338
  Expenses:
    Mortality and Expense Risk Fees and
     Administrative Charges                                 183           197          201         88         19         204
                                                       ---------------------------------------------------------------------
       Investment Income (Loss)                             (96)         (197)           48       272         53         134
                                                       ---------------------------------------------------------------------
  Realized and Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss)                                 (1,175)       (1,918)          26        104         19      (1,566)
    Capital Gains Distributions                               -             -            -          -          -           -
    Unrealized Appreciation (Depreciation)                3,996         5,595        1,937         89         40       5,714
                                                       ---------------------------------------------------------------------
       Net Gain (Loss) on Investments                     2,821         3,677        1,963        193         59       4,148
                                                       ---------------------------------------------------------------------
         Change in Net Assets from Operations             2,725         3,480        2,011        465        112       4,282
                                                       =====================================================================

                                                                      American Century Variable Portfolios
                                                        -----------------------------------------------------------------
                                                            VP                              VP         VP*
                                                         Capital        VP         VP     Income    Inflation        VP*
                                                         Apprec.       Int'l      Value   & Growth   Protection      Ultra
                                                        -----------------------------------------------------------------
VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                             $      -         47         37         27            4          -
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                 48         88         51         30            3          3
                                                        -----------------------------------------------------------------
         Investment Income (Loss)                            (48)       (41)       (14)        (3)           1         (3)
                                                        -----------------------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                   (467)      (701)       (44)      (108)          (1)         1
     Capital Gains Distributions                               -          -          -          -            -          -
     Unrealized Appreciation (Depreciation)                1,114      2,079        974        648           11         42
                                                        -----------------------------------------------------------------
       Net Gain (Loss) on Investments                        647      1,378        930        540           10         43
                                                        -----------------------------------------------------------------
         Change in Net Assets from Operations           $    599      1,337        916        537           11         40
                                                        =================================================================

                                                                  Dreyfus Variable Investment Fund
                                                        -------------------------------------------------
                                                                    Developing
                                                         Apprec.     Leaders       Stock       Socially
                                                        Portfolio   Portfolio       Index     Responsible
                                                        -------------------------------------------------
VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                   153            4        318               2
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                 147          208        295              28
                                                        -------------------------------------------------
         Investment Income (Loss)                               6         (204)        23             (26)
                                                        -------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                    (291)      (1,111)      (906)           (354)
     Capital Gains Distributions                                -            -          -               -
     Unrealized Appreciation (Depreciation)                 2,196        5,256      5,971             816
                                                        -------------------------------------------------
       Net Gain (Loss) on Investments                       1,905        4,145      5,065             462
                                                        -------------------------------------------------
         Change in Net Assets from Operations               1,911        3,941      5,088             436
                                                        =================================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                          J.P. Morgan
                                                            ---------------------------------------

                                                              Large Cap      Small           Mid*
                                                             Core Equity    Company       Cap Value
                                                              Portfolio    Portfolio      Portfolio
                                                            ---------------------------------------
VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                 $          15            -            -
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                          29           21            2
                                                            ---------------------------------------
         Investment Income (Loss)                                     (14)         (21)          (2)
                                                            ---------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                            (180)         (87)           2
     Capital Gains Distributions                                        -            -            -
     Unrealized Appreciation (Depreciation)                           684          550           42
                                                            ---------------------------------------
       Net Gain (Loss) on Investments                                 504          463           44
                                                            ---------------------------------------
         Change in Net Assets from Operations               $         490          442           42
                                                            =======================================

                                                                     Franklin Templeton Variable Products           Calamos
                                                             --------------------------------------------------    ---------
                                                                                       Developing                  Growth &
                                                                    Real       Small    Markets        Foreign       Income
                                                                   Estate       Cap    Securities    Securities    Portfolio
                                                             --------------------------------------------------    ---------
VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                            72          -            3            32          536
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                          41         10            4            26          226
                                                             --------------------------------------------------    ---------
         Investment Income (Loss)                                      31        (10)          (1)            6          310
                                                             --------------------------------------------------    ---------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                              41        (23)           9          (143)          10
     Capital Gains Distributions                                        -          -            -             -            -
     Unrealized Appreciation (Depreciation)                           786        257          144           671        3,198
                                                             --------------------------------------------------    ---------
       Net Gain (Loss) on Investments                                 827        234          153           528        3,208
                                                             --------------------------------------------------    ---------
         Change in Net Assets from Operations                         858        224          152           534        3,518
                                                             ==================================================    =========

                                                               A I M Variable Insurance Funds
                                                             ----------------------------------
                                                                 Dent
                                                                 Demo        New        Premier
                                                                Trends   Technology      Equity
                                                             ----------------------------------
VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                  $       -            -           5
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                       21            9          23
                                                             ----------------------------------
         Investment Income (Loss)                                  (21)          (9)        (18)
                                                             ----------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                         (112)        (191)        (78)
     Capital Gains Distributions                                     -            -           -
     Unrealized Appreciation (Depreciation)                        574          453         450
                                                             ----------------------------------
       Net Gain (Loss) on Investments                              462          262         372
                                                             ----------------------------------
         Change in Net Assets from Operations                $     441          253         354
                                                             ==================================

                                                                    Seligman Portfolios
                                                             -------------------------------
                                                               Comm                   Small*
                                                                &       Capital        Cap
                                                               Info    Portfolio       Value    Total
                                                             -------------------------------   -------
VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                       -            -           2     3,052
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                    27           35           2     2,650
                                                             -------------------------------   -------
         Investment Income (Loss)                               (27)         (35)          -       402
                                                             -------------------------------   -------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                      (130)        (262)          3   (10,383)
     Capital Gains Distributions                                  -            -           -         -
     Unrealized Appreciation (Depreciation)                     821        1,057          40    50,516
                                                             -------------------------------   -------
       Net Gain (Loss) on Investments                           691          795          43    40,133
                                                             -------------------------------   -------
         Change in Net Assets from Operations                   664          760          43    40,535
                                                             ===============================   =======

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                             STATEMENT OF OPERATIONS
PERIOD FROM FEBRUARY 1, 2003 (INCEPTION) TO DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                         Federated Insurance Series
                                                            ---------------------------------------------------
                                                                             High         Int'l
                                                              American      Income        Small        Prime
                                                               Leaders       Bond        Company       Money
                                                               Fund II      Fund II      Fund II      Fund II
                                                            ---------------------------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                 $           -           -           -             -
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                           -           -           -             1
                                                            ---------------------------------------------------
         Investment Income (Loss)                                       -           -           -            (1)
                                                            ---------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                               1           -           -             -
     Capital Gains Distributions                                        -           -           -             -
     Unrealized Appreciation (Depreciation)                             6           4           -             -
                                                            ---------------------------------------------------
       Net Gain (Loss) on Investments                                   7           4           -             -
                                                            ---------------------------------------------------
         Change in Net Assets from Operations               $           7           4           -            (1)
                                                            ===================================================
TOTAL VARIABLE ANNUITY AND
        FREEDOM VARIABLE ANNUITY -
     CHANGE IN NET ASSETS FROM OPERATIONS                   $       2,733       1,151          61           (66)
                                                            ===================================================

                                                                                  MFS Variable Insurance Trust
                                                            -----------------------------------------------------------------------
                                                                           Emerging      Total              Strategic
                                                             Research       Growth      Return      Bond      Income      Utilities
                                                              Series        Series      Series     Series     Series        Series
                                                            -----------------------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                         -             -          -          1           -             -
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                       -             -          1          1           -             -
                                                            -----------------------------------------------------------------------
         Investment Income (Loss)                                   -             -         (1)         -           -             -
                                                            -----------------------------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                           -             1          1          -           -             -
     Capital Gains Distributions                                    -             -          -          -           -             -
     Unrealized Appreciation (Depreciation)                         1             5          6          1           1             4
                                                            -----------------------------------------------------------------------
       Net Gain (Loss) on Investments                               1             6          7          1           1             4
                                                            -----------------------------------------------------------------------

         Change in Net Assets from Operations                       1             6          6          1           1             4
                                                            =======================================================================
TOTAL VARIABLE ANNUITY AND
        FREEDOM VARIABLE ANNUITY -
     CHANGE IN NET ASSETS FROM OPERATIONS                        2,726        3,486      2,017        466         113         4,286
                                                            =======================================================================

                                                                              American Century Variable Portfolios
                                                         -------------------------------------------------------------------------
                                                           VP                                       VP         VP*
                                                         Capital           VP            VP       Income    Inflation        VP*
                                                         Apprec.         Int'l          Value    & Growth   Protection     Ultra
                                                         -------------------------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                              $      -             -             -            -           -           -
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                   -             -             -            -           -           -
                                                         -------------------------------------------------------------------------
         Investment Income (Loss)                               -             -             -            -           -           -
                                                         -------------------------------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                       -             -             -            1           -           -
     Capital Gains Distributions                                -             -             -            -           -           -
     Unrealized Appreciation (Depreciation)                     3             -             7            7           -           -
                                                         -------------------------------------------------------------------------
       Net Gain (Loss) on Investments                           3             -             7            8           -           -
                                                         -------------------------------------------------------------------------
         Change in Net Assets from Operations            $      3             -             7            8           -           -
                                                         =========================================================================
TOTAL VARIABLE ANNUITY AND
        FREEDOM VARIABLE ANNUITY -
     CHANGE IN NET ASSETS FROM OPERATIONS                $    602         1,337           923          545          11          40
                                                         =========================================================================


                                                                  Dreyfus Variable Investment Fund
                                                         -------------------------------------------------
                                                                       Developing
                                                          Apprec.       Leaders     Stock        Socially
                                                         Portfolio     Portfolio    Index      Responsible
                                                         -------------------------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                      1              -        -               -
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                    -              -        -               -
                                                         -------------------------------------------------
         Investment Income (Loss)                                1              -        -               -
                                                         -------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                        -              -        -               -
     Capital Gains Distributions                                 -              -        -               -
     Unrealized Appreciation (Depreciation)                      4              5        4               -
                                                         -------------------------------------------------
       Net Gain (Loss) on Investments                            4              5        4               -
                                                         -------------------------------------------------
         Change in Net Assets from Operations                    5              5        4               -
                                                         =================================================
TOTAL VARIABLE ANNUITY AND
        FREEDOM VARIABLE ANNUITY -
     CHANGE IN NET ASSETS FROM OPERATIONS                    1,916          3,946    5,092             436
                                                         =================================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
PERIOD FROM FEBRUARY 1, 2003 (INCEPTION) TO DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                         J.P. Morgan
                                                            --------------------------------------
                                                              Large Cap      Small          Mid*
                                                             Core Equity    Company      Cap Value
                                                              Portfolio    Portfolio     Portfolio
                                                            --------------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                 $           -           -            -
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                           -           -            -
                                                            --------------------------------------
         Investment Income (Loss)                                       -           -            -
                                                            --------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                               -           -            -
     Capital Gains Distributions                                        -           -            -
     Unrealized Appreciation (Depreciation)                             4           5            -
                                                            --------------------------------------
       Net Gain (Loss) on Investments                                   4           5            -
                                                            --------------------------------------

         Change in Net Assets from Operations               $           4           5            -
                                                            ======================================
TOTAL VARIABLE ANNUITY AND
        FREEDOM VARIABLE ANNUITY -
     CHANGE IN NET ASSETS FROM OPERATIONS                   $         494         447           42
                                                            ======================================

                                                                Franklin Templeton Variable Products           Calamos
                                                            ---------------------------------------------     ----------
                                                                                  Developing                    Growth &
                                                              Real       Small      Markets      Foreign         Income
                                                             Estate       Cap     Securities   Securities      Portfolio
                                                            ---------------------------------------------     ----------
FREEDOM VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                        -          -            -            -              3
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                      -          -            -            -              1
                                                            ---------------------------------------------     ----------
         Investment Income (Loss)                                  -          -            -            -              2
                                                            ---------------------------------------------     ----------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                          -          -            -            1              1
     Capital Gains Distributions                                   -          -            -            -              -
     Unrealized Appreciation (Depreciation)                        8          6            9            -             10
                                                            ---------------------------------------------     ----------
       Net Gain (Loss) on Investments                              8          6            9            1             11
                                                            ---------------------------------------------     ----------

         Change in Net Assets from Operations                      8          6            9            1             13
                                                            =============================================     ==========
TOTAL VARIABLE ANNUITY AND
        FREEDOM VARIABLE ANNUITY -
     CHANGE IN NET ASSETS FROM OPERATIONS                        866        230          161          535          3,531
                                                            =============================================     ==========

                                                             A I M Variable Insurance Funds
                                                            -----------------------------------
                                                              Dent
                                                              Demo          New         Premier
                                                             Trends     Technology       Equity
                                                            -----------------------------------
FREEDOM VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                 $        -           -            -
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                        -           -            -
                                                            -----------------------------------
         Investment Income (Loss)                                    -           -            -
                                                            -----------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                            -           -            -
     Capital Gains Distributions                                     -           -            -
     Unrealized Appreciation (Depreciation)                          -           2            -
                                                            -----------------------------------
       Net Gain (Loss) on Investments                                -           2            -
                                                            -----------------------------------

         Change in Net Assets from Operations               $        -           2            -
                                                            ===================================
TOTAL VARIABLE ANNUITY AND
        FREEDOM VARIABLE ANNUITY -
     CHANGE IN NET ASSETS FROM OPERATIONS                   $      441         255          354
                                                            ===================================


                                                                   Seligman Portfolios
                                                            -------------------------------
                                                            Comm                    Small*
                                                             &         Capital       Cap
                                                            Info      Portfolio     Value         Total
                                                            -------------------------------    ----------
FREEDOM VARIABLE ANNUITY:
Investment Income:
   Income:
     Dividend Distributions                                       -            -          -             5
   Expenses:
     Mortality and Expense Risk Fees and
       Administrative Charges                                     -            -          -             4
                                                            -------------------------------    ----------
         Investment Income (Loss)                                 -            -          -             1
                                                            -------------------------------    ----------
   Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss)                                         -            -          -             6
     Capital Gains Distributions                                  -            -          -             -
     Unrealized Appreciation (Depreciation)                       8            -          1           111
                                                            -------------------------------    ----------
       Net Gain (Loss) on Investments                             8            -          1           117
                                                            -------------------------------    ----------
         Change in Net Assets from Operations                     8            -          1           118
                                                            ===============================    ==========
TOTAL VARIABLE ANNUITY AND
        FREEDOM VARIABLE ANNUITY -
     CHANGE IN NET ASSETS FROM OPERATIONS                       672          760         44        40,653
                                                            ===============================    ==========

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                 Federated Insurance Series
                                                    -------------------------------------------------
                                                                     High       Int'l
                                                       American     Income      Small        Prime
                                                       Leaders       Bond      Company       Money
                                                       Fund II     Fund II     Fund II      Fund II
                                                    -------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                         $        15         360          (2)          (65)
   Realized Gain (Loss)                                    (479)       (283)         12             -
   Unrealized Appreciation (Depreciation)                 3,190       1,070          51             -
                                                    -------------------------------------------------
       Change in Net Assets from Operations               2,726       1,147          61           (65)

DEPOSITS                                                    728         304           7         6,252

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                            58          40           -            43
   Withdrawals                                              943         502          12         1,515
   Administrative Fees                                       13           5           -            11
   Transfers (in) out                                       556        (743)        201         7,327
                                                    -------------------------------------------------
       Payments and Withdrawals                           1,570        (196)        213         8,896
                                                    -------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                                1,884       1,647        (145)       (2,709)
   Beginning of Year                                     11,289       5,552         145        10,306
                                                    -------------------------------------------------
       End of Year                                  $    13,173       7,199           -         7,597
                                                    =================================================


                                                                            MFS Variable Insurance Trust
                                                     ------------------------------------------------------------------------------
                                                                    Emerging      Total                Strategic
                                                      Research       Growth      Return        Bond      Income        Utilities
                                                       Series        Series      Series       Series     Series          Series
                                                     ------------------------------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                   (96)         (197)        48        272          53               134
   Realized Gain (Loss)                                    (1,175)       (1,918)        26        104          19            (1,566)
   Unrealized Appreciation (Depreciation)                   3,996         5,595      1,937         89          40             5,714
                                                     ------------------------------------------------------------------------------
       Change in Net Assets from Operations                 2,725         3,480      2,011        465         112             4,282

DEPOSITS                                                      799         1,031      1,139        812         313               661

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                             138            77        106         10           -               186
   Withdrawals                                                910         1,155      1,130        606          97             1,212
   Administrative Fees                                         18            23         13          6           1                18
   Transfers (in) out                                         947           745         10       (582)       (238)            1,044
                                                     ------------------------------------------------------------------------------
       Payments and Withdrawals                             2,013         2,000      1,259         40        (140)            2,460
                                                     ------------------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                                  1,511         2,511      1,891      1,237         565             2,483
   Beginning of Year                                       12,771        13,227     13,895      5,093         887            14,121
                                                     ------------------------------------------------------------------------------

       End of Year                                         14,282        15,738     15,786      6,330       1,452            16,604
                                                     ==============================================================================

                                                                            American Century Variable Portfolios
                                                     ----------------------------------------------------------------------------
                                                           VP                                     VP          VP*
                                                        Capital         VP           VP         Income     Inflation        VP*
                                                        Apprec.        Int'l        Value      & Growth    Protection      Ultra
                                                     ----------------------------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                          $       (48)         (41)         (14)           (3)           1          (3)
   Realized Gain (Loss)                                     (467)        (701)         (44)         (108)          (1)          1
   Unrealized Appreciation (Depreciation)                  1,114        2,079          974           648           11          42
                                                     ----------------------------------------------------------------------------
       Change in Net Assets from Operations                  599        1,337          916           537           11          40

DEPOSITS                                                     319          382          468           299           60         130

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                             12           18           15            20            -           -
   Withdrawals                                               262          346          267           186           10          12
   Administrative Fees                                         4            9            4             2            -           -
   Transfers (in) out                                        168          605        (254)            97         (446)       (459)
                                                     ----------------------------------------------------------------------------
       Payments and Withdrawals                              446          978           32           305         (436)       (447)
                                                     ----------------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                                   472          741        1,352           531          507         617
   Beginning of Year                                       3,361        6,341        3,358         1,943            -           -
                                                     ----------------------------------------------------------------------------
       End of Year                                   $     3,833        7,082        4,710         2,474          507         617
                                                     ============================================================================


                                                               Dreyfus Variable Investment Fund
                                                     ---------------------------------------------------
                                                                   Developing
                                                       Apprec.       Leaders       Stock      Socially
                                                      Portfolio     Portfolio      Index     Responsible
                                                     ---------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                    6          (204)           23         (26)
   Realized Gain (Loss)                                    (291)        (1,111)        (906)        (354)
   Unrealized Appreciation (Depreciation)                  2,196          5,256        5,971         816
                                                     ---------------------------------------------------
       Change in Net Assets from Operations                1,911          3,941        5,088         436

DEPOSITS                                                     845            827        2,356         107

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                             42             49          119          19
   Withdrawals                                               754            900        1,410         229
   Administrative Fees                                        13             20           28           3
   Transfers (in) out                                        (52)           637         (377)        167
                                                     ---------------------------------------------------
       Payments and Withdrawals                              757          1,606        1,180         418
                                                     ---------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                 1,999          3,162        6,264         125
   Beginning of Year                                      10,024         14,064       18,890       2,004
                                                     ---------------------------------------------------
       End of Year                                        12,023         17,226       25,154       2,129
                                                     ===================================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                 YEAR ENDED DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                    J.P. Morgan
                                                     ---------------------------------------
                                                       Large Cap       Small         Mid*
                                                      Core Equity     Company      Cap Value
                                                       Portfolio     Portfolio     Portfolio
                                                     ---------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                          $         (14)         (21)          (2)
   Realized Gain (Loss)                                       (180)         (87)           2
   Unrealized Appreciation (Depreciation)                      684          550           42
                                                     ---------------------------------------
       Change in Net Assets from Operations                    490          442           42

DEPOSITS                                                       131          120          168

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                               30            4            -
   Withdrawals                                                 187           81           10
   Administrative Fees                                           2            2            -
   Transfers (in) out                                          (21)         (79)        (373)
                                                     ---------------------------------------
       Payments and Withdrawals                                198            8         (363)
                                                     ---------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                     423          554          573
   Beginning of Year                                         1,971        1,357            -
                                                     ---------------------------------------

       End of Year                                   $       2,394        1,911          573
                                                     =======================================

                                                             Franklin Templeton Variable Products           Calamos
                                                     -------------------------------------------------   -------------
                                                                              Developing                    Growth &
                                                       Real         Small       Markets      Foreign         Income
                                                      Estate         Cap      Securities   Securities       Portfolio
                                                     -------------------------------------------------   -------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                  31        (10)           (1)            6             310
   Realized Gain (Loss)                                      41        (23)            9          (143)             10
   Unrealized Appreciation (Depreciation)                   786        257           144           671           3,198
                                                     -------------------------------------------------   -------------
       Change in Net Assets from Operations                 858        224           152           534           3,518

DEPOSITS                                                    327        159            54           155           2,188

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                            16          -             -             -             120
   Withdrawals                                              243         50            20            93             926
   Administrative Fees                                        3          1             1             2              14
   Transfers (in) out                                      (105)      (331)         (241)         (168)         (1,129)
                                                     -------------------------------------------------   -------------
       Payments and Withdrawals                             157       (280)         (220)          (73)            (69)
                                                     -------------------------------------------------   -------------

NET ASSETS:
   Net Increase (Decrease)                                1,028        663           426           762           5,775
   Beginning of Year                                      2,571        517           193         1,684          13,773
                                                     -------------------------------------------------   -------------
       End of Year                                        3,599      1,180           619         2,446          19,548
                                                     =================================================   =============

                                                          A I M Variable Insurance Funds
                                                     ---------------------------------------
                                                         Dent
                                                         Demo          New          Premier
                                                        Trends      Technology      Equity
                                                     ---------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                          $        (21)           (9)         (18)
   Realized Gain (Loss)                                      (112)         (191)         (78)
   Unrealized Appreciation (Depreciation)                     574           453          450
                                                     ---------------------------------------
       Change in Net Assets from Operations                   441           253          354

DEPOSITS                                                      131           105          145

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                               -             9            -
   Withdrawals                                                 51            32          103
   Administrative Fees                                          2             1            2
   Transfers (in) out                                        (127)           (2)         (26)
                                                     ---------------------------------------
       Payments and Withdrawals                               (74)           40           79
                                                     ---------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                    646           318          420
   Beginning of Year                                        1,217           519        1,479
                                                     ---------------------------------------

       End of Year                                   $      1,863           837        1,899
                                                     =======================================

                                                             Seligman Portfolios
                                                     ---------------------------------
                                                       Comm                    Small*
                                                         &        Capital       Cap
                                                       Info      Portfolio     Value        Total
                                                     ---------------------------------   ----------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                               (27)          (35)         -          402
   Realized Gain (Loss)                                  (130)         (262)         3      (10,383)
   Unrealized Appreciation (Depreciation)                 821         1,057         40       50,516
                                                     ---------------------------------   ----------
       Change in Net Assets from Operations               664           760         43       40,535

DEPOSITS                                                  226           255        126       22,129

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                           -             8          -        1,139
   Withdrawals                                             70            98          3       14,425
   Administrative Fees                                      3             3          -          227
   Transfers (in) out                                    (186)         (136)      (207)       6,222
                                                     ---------------------------------   ----------
       Payments and Withdrawals                          (113)          (27)      (204)      22,013
                                                     ---------------------------------   ----------

NET ASSETS:
   Net Increase (Decrease)                              1,003         1,042        373       40,651
   Beginning of Year                                    1,513         2,124          -      176,189
                                                     ---------------------------------   ----------

       End of Year                                      2,516         3,166        373      216,840
                                                     =================================   ==========

* For the period May 14, 2003 (inception date) through December 31, 2003.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM FEBRUARY 1, 2003 (INCEPTION) TO DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                                 Federated Insurance Series
                                                     --------------------------------------------------
                                                                       High         Int'l
                                                         American     Income        Small      Prime
                                                          Leaders      Bond        Company     Money
                                                          Fund II     Fund II      Fund II    Fund II
                                                     ---------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                          $           -           -           -            (1)
   Realized Gain (Loss)                                          1           -           -             -
   Unrealized Appreciation (Depreciation)                        6           4           -             -
                                                     ---------------------------------------------------
       Change in Net Assets from Operations                      7           4           -            (1)

DEPOSITS                                                        24          44           3         1,782

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                                -           -           -             -
   Withdrawals                                                   1           -           -             1
   Administrative Fees                                           -           -           -             -
   Transfers (in) out                                          (15)         (2)          3         1,749
                                                     ---------------------------------------------------
       Payments and Withdrawals                                (14)         (2)          3         1,750
                                                     ---------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                      45          50           -            31
   Beginning of Year                                             -           -           -             -
                                                     ---------------------------------------------------

       End of Year                                   $          45          50           -            31
                                                     ===================================================

TOTAL VARIABLE ANNUITY AND
     FREEDOM VARIABLE ANNUITY -
   END OF YEAR                                       $      13,218       7,249           -         7,628
                                                     ===================================================

                                                                           MFS Variable Insurance Trust
                                                     ---------------------------------------------------------------------------
                                                                    Emerging      Total               Strategic
                                                     Research        Growth      Return       Bond      Income       Utilities
                                                      Series         Series      Series      Series     Series        Series
                                                     ---------------------------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                -               -          (1)         -           -                -
   Realized Gain (Loss)                                    -               1           1          -           -                -
   Unrealized Appreciation (Depreciation)                  1               5           6          1           1                4
                                                     ---------------------------------------------------------------------------
       Change in Net Assets from Operations                1               6           6          1           1                4

DEPOSIT                                                    6              83          65         53          20               34

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                          -               -           -          -           -                -
   Withdrawals                                             -               1           1          1           1                -
   Administrative Fees                                     -               -           -          -           -                -
   Transfers (in) out                                      -             (11)         (3)        (6)         (8)               -
                                                     ---------------------------------------------------------------------------
       Payments and Withdrawals                            -             (10)         (2)        (5)         (7)               -
                                                     ---------------------------------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                 7              99          73         59          28               38
   Beginning of Year                                       -               -           -          -           -                -
                                                     ---------------------------------------------------------------------------

       End of Year                                         7              99          73         59          28               38
                                                     ===========================================================================
TOTAL VARIABLE ANNUITY AND
     FREEDOM VARIABLE ANNUITY -
   END OF YEAR                                        14,289          15,837      15,859      6,389       1,480           16,642
                                                     ===========================================================================

                                                                  American Century Variable Portfolios
                                                  ---------------------------------------------------------------------
                                                     VP                                   VP          VP*
                                                   Capital        VP          VP        Income     Inflation       VP*
                                                   Apprec.       Int'l       Value     & Growth    Protection     Ultra
                                                  ---------------------------------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                       $        -           -           -            -          -          -
   Realized Gain (Loss)                                    -           -           -            1          -          -
   Unrealized Appreciation (Depreciation)                  3           -           7            7          -          -
                                                  ---------------------------------------------------------------------
     Change in Net Assets from Operations                  3           -           7            8          -          -

DEPOSITS                                                  15           5         106           32          1          3

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                          -           -           -            -          -          -
   Withdrawals                                             -           -           -            -          -          -
   Administrative Fees                                     -           -           -            -          -          -
   Transfers (in) out                                      -           -         (17)          (4)         -          -
                                                  ---------------------------------------------------------------------
     Payments and Withdrawals                              -           -         (17)          (4)         -          -
                                                  ---------------------------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                18           5         130           44          1          3
   Beginning of Year                                       -           -           -            -          -          -
                                                  ---------------------------------------------------------------------

     End of Year                                  $       18           5         130           44          1          3
                                                  ---------------------------------------------------------------------
TOTAL VARIABLE ANNUITY AND
     FREEDOM VARIABLE ANNUITY -
   END OF YEAR                                    $    3,851       7,087       4,840        2,518        508        620
                                                  =====================================================================

                                                         Dreyfus Variable Investment Fund
                                                  ------------------------------------------------
                                                               Developing
                                                    Apprec.     Leaders       Stock     Socially
                                                  Portfolio    Portfolio      Index    Responsible
                                                  ------------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                1           -           -             -
   Realized Gain (Loss)                                    -           -           -             -
   Unrealized Appreciation (Depreciation)                  4           5           4             -
                                                  ------------------------------------------------
     Change in Net Assets from Operations                  5           5           4             -

DEPOSITS                                                  41          62          56             -

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                          -           -           -             -
   Withdrawals                                             -           -           1             -
   Administrative Fees                                     -           -           -             -
   Transfers (in) out                                      -          (2)      ( (34)            -
                                                  ------------------------------------------------
     Payments and Withdrawals                              -          (2)      ( (33)            -
                                                  ------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                46          69          93             -
   Beginning of Year                                       -           -           -             -
                                                  ------------------------------------------------

     End of Year                                          46          69          93             -
                                                  ================================================

TOTAL VARIABLE ANNUITY AND
     FREEDOM VARIABLE ANNUITY -
   END OF YEAR                                        12,069      17,295      25,247         2,129
                                                  ================================================

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM FEBRUARY 1, 2003 (INCEPTION) TO DECEMBER 31, 2003 (EXCEPT AS NOTED)
                                 (in thousands)

                                                               J.P. Morgan
                                                  --------------------------------------
                                                     Large Cap       Small        Mid*
                                                   Core Equity     Company     Cap Value
                                                    Portfolio     Portfolio    Portfolio
                                                  --------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                       $          -            -            -
   Realized Gain (Loss)                                      -            -            -
   Unrealized Appreciation (Depreciation)                    4            5            -
                                                  --------------------------------------
     Change in Net Assets from Operations                    4            5            -

DEPOSITS                                                    25           18           14

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                            -            -            -
   Withdrawals                                               -            -            -
   Administrative Fees                                       -            -            -
   Transfers (in) out                                       (4)          (4)          (1)
                                                  --------------------------------------
     Payments and Withdrawals                               (4)          (4)          (1)
                                                  --------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                  33           27           15
   Beginning of Year                                         -            -            -
                                                  --------------------------------------

     End of Year                                  $         33           27           15
                                                  ======================================

TOTAL VARIABLE ANNUITY AND
     FREEDOM VARIABLE ANNUITY -
   END OF YEAR                                    $      2,427        1,938          588
                                                  ======================================

                                                        Franklin Templeton Variable Products              Calamos
                                                  --------------------------------------------------   ------------
                                                                           Developing                    Growth &
                                                       Real       Small      Markets      Foreign         Income
                                                      Estate       Cap      Securities   Securities      Portfolio
                                                  --------------------------------------------------   ------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                  -          -            -             -              2
   Realized Gain (Loss)                                      -          -            -             1              1
   Unrealized Appreciation (Depreciation)                    8          6            9             -             10
                                                  --------------------------------------------------   ------------
     Change in Net Assets from Operations                    8          6            9             1             13

DEPOSITS                                                   171        127           83             4            243

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                            -          -            -             -              -
   Withdrawals                                               1          -            -             -              -
   Administrative Fees                                       -          -            -             -              -
   Transfers (in) out                                      (35)       (16)         (17)            -              5
                                                  --------------------------------------------------   ------------
     Payments and Withdrawals                              (34)       (16)         (17)            -              5
                                                  --------------------------------------------------   ------------

NET ASSETS:
   Net Increase (Decrease)                                 213        149          109             5            251
   Beginning of Year                                         -          -            -             -              -
                                                  --------------------------------------------------   ------------
     End of Year                                           213        149          109             5            251
                                                  ==================================================   ============
TOTAL VARIABLE ANNUITY AND
     FREEDOM VARIABLE ANNUITY -
   END OF YEAR                                           3,812      1,329          728         2,451         19,799
                                                  ==================================================   ============

                                                            A I M Variable Insurance Funds
                                                  ---------------------------------------------
                                                       Dent
                                                       Demo           New          Premier
                                                      Trends       Technology       Equity
                                                  ---------------------------------------------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                       $          -               -                -
   Realized Gain (Loss)                                      -               -                -
   Unrealized Appreciation (Depreciation)                    -               2                -
                                                  ---------------------------------------------
     Change in Net Assets from Operations                    -               2                -

DEPOSITS                                                     -              62                -

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                            -               -                -
   Withdrawals                                               -               -                -
   Administrative Fees                                       -               -                -
   Transfers (in) out                                        -               -                -
                                                  ---------------------------------------------
     Payments and Withdrawals                                -               -                -
                                                  ---------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                   -              64                -
   Beginning of Year                                         -               -                -
                                                  ---------------------------------------------
     End of Year                                  $          -              64                -
                                                  =============================================
TOTAL VARIABLE ANNUITY AND
     FREEDOM VARIABLE ANNUITY -
   END OF YEAR                                    $      1,863             901            1,899
                                                  =============================================

                                                                    Seligman Portfolios
                                                  -----------------------------------------
                                                        Comm                        Small*
                                                         &        Capital            Cap
                                                        Info     Portfolio          Value         Total
                                                  -----------------------------------------     ---------
FREEDOM VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                  -             -              -             1
   Realized Gain (Loss)                                      -             -              -             6
   Unrealized Appreciation (Depreciation)                    8             -              1           111
                                                  -----------------------------------------     ---------
     Change in Net Assets from Operations                    8             -              1           118

DEPOSITS                                                    62             6              4         3,254

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                            -             -              -             -
   Withdrawals                                               -             -              -             8
   Administrative Fees                                       -             -              -             -
   Transfers (in) out                                        -             -             (6)        1,572
                                                  -----------------------------------------     ---------
     Payments and Withdrawals                                -             -             (6)        1,580
                                                  -----------------------------------------     ---------

NET ASSETS:
   Net Increase (Decrease)                                  70             6             11         1,792
   Beginning of Year                                         -             -              -             -
                                                  -----------------------------------------     ---------

     End of Year                                            70             6             11         1,792
                                                  =========================================     =========
TOTAL VARIABLE ANNUITY AND
     FREEDOM VARIABLE ANNUITY -
   END OF YEAR                                           2,586         3,172            384       218,632
                                                  =========================================     =========

* For the period May 14, 2003 (inception date) through December 31, 2003.

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002
                                 (in thousands)

                                                             Federated Insurance Series
                                                  ---------------------------------------------------
                                                                   High        Int'l
                                                     American     Income       Small       Prime
                                                      Leaders      Bond       Company      Money
                                                      Fund II     Fund II     Fund II     Fund II
                                                  ---------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                       $         (33)        538          (3)            -
   Realized Gain (Loss)                                    (554)       (734)        (41)            -
   Unrealized Appreciation (Depreciation)                (2,591)        184           7             -
                                                  ---------------------------------------------------
     Change in Net Assets from Operations                (3,178)        (12)        (37)            -

DEPOSITS                                                    950         340          25         9,881

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                            43          29           -             9
   Withdrawals and Administrative Fees                      963         568           3         2,286
   Transfers (in) out                                       708         575          49         8,556
                                                  ---------------------------------------------------
     Payments and Withdrawals                             1,714       1,172          52        10,851
                                                  ---------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                               (3,942)       (844)        (64)         (970)
   Beginning of Year                                     15,231       6,396         209        11,276
                                                  ---------------------------------------------------

TOTAL VARIABLE ANNUITY
     END OF YEAR                                  $      11,289       5,552         145        10,306
                                                  ===================================================

                                                                     MFS Variable Insurance Trust
                                                  ------------------------------------------------------------------------------
                                                                       Emerging      Total                Strategic
                                                        Research        Growth      Return       Bond       Income    Utilities
                                                         Series         Series      Series      Series      Series      Series
                                                  ------------------------------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                  (172)          (251)         45        185          12          231
   Realized Gain (Loss)                                    (1,640)        (3,946)        160         16          (6)      (3,512)
   Unrealized Appreciation (Depreciation)                  (2,838)        (4,081)     (1,224)       129          37       (2,146)
                                                  ------------------------------------------------------------------------------
     Change in Net Assets from Operations                  (4,650)        (8,278)     (1,019)       330          43       (5,427)

DEPOSITS                                                    1,106          1,154       1,216        572          73          934

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                              13             62          41         11           -           72
   Withdrawals and Administrative Fees                        979          1,322       1,432        547          39        1,355
   Transfers (in) out                                       1,207          2,690        (461)      (529)       (308)       2,702
                                                  ------------------------------------------------------------------------------
     Payments and Withdrawals                               2,199          4,074       1,012         29        (269)       4,129
                                                  ------------------------------------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                 (5,743)       (11,198)       (815)       873         385       (8,622)
   Beginning of Year                                       18,514         24,425      14,710      4,220         502       22,743
                                                  ------------------------------------------------------------------------------
TOTAL VARIABLE ANNUITY
     END OF YEAR                                           12,771         13,227      13,895      5,093         887       14,121
                                                  ==============================================================================

                                                            American Century Variable Portfolios
                                                  -------------------------------------------------
                                                          VP                                  VP
                                                        Capital            VP       VP      Income
                                                        Apprec.          Int'l     Value   & Growth
                                                  -------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                       $            (56)        (43)      (20)        (8)
   Realized Gain (Loss)                                       (720)     (1,036)       91       (335)
   Unrealized Appreciation (Depreciation)                     (244)       (718)     (616)      (281)
                                                  -------------------------------------------------
     Change in Net Assets from Operations                   (1,020)     (1,797)     (545)      (624)

DEPOSITS                                                       239         456       469        227

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                               16          15         -         19
   Withdrawals and Administrative Fees                         342         425       238        180
   Transfers (in) out                                          165         764     (744)        543
                                                  -------------------------------------------------
     Payments and Withdrawals                                  523       1,204     (506)        742
                                                  -------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                  (1,304)     (2,545)      430     (1,139)
   Beginning of Year                                         4,665       8,886     2,928      3,082
                                                  -------------------------------------------------

     End of Year                                  $          3,361       6,341     3,358      1,943
                                                  =================================================

                                                             Dreyfus Variable Investment Fund
                                                  ----------------------------------------------------------
                                                                    Small
                                                      Apprec.        Cap         Stock          Socially
                                                     Portfolio    Portfolio      Index        Responsible
                                                  ----------------------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                  (36)        (214)         (9)               (32)
   Realized Gain (Loss)                                     (364)      (1,824)     (1,877)              (556)
   Unrealized Appreciation (Depreciation)                 (1,869)      (1,596)     (3,937)              (389)
                                                  ----------------------------------------------------------
     Change in Net Assets from Operations                 (2,269)      (3,634)     (5,823)              (977)

DEPOSITS                                                     897        1,307       2,868                187

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                             40           77         155                  6
   Withdrawals and Administrative Fees                       814        1,113       1,842                181
   Transfers (in) out                                        252        (910)         762                489
                                                  ----------------------------------------------------------
     Payments and Withdrawals                              1,106          280       2,759                676
                                                  ----------------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                (2,478)      (2,607)     (5,714)            (1,466)
   Beginning of Year                                      12,502       16,671      24,604              3,470
                                                  ----------------------------------------------------------
     End of Year                                          10,024       14,064      18,890              2,004
                                                  ==========================================================

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2002
                                 (in thousands)

                                                           J.P. Morgan
                                                  ---------------------------
                                                     Large Cap       Small
                                                    Core Equity     Company
                                                     Portfolio     Portfolio
                                                  ---------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                       $          (33)         (20)
   Realized Gain (Loss)                                     (387)        (132)
   Unrealized Appreciation (Depreciation)                   (335)        (281)
                                                  ---------------------------
     Change in Net Assets from Operations                   (755)        (433)

DEPOSITS                                                     113          138

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                             11            -
   Withdrawals and Administrative Fees                       119          180
   Transfers (in) out                                        188            1
                                                  ---------------------------
     Payments and Withdrawals                                318          181
                                                  ---------------------------

NET ASSETS:
   Net Increase (Decrease)                                  (960)        (476)
   Beginning of Year                                       2,931        1,833
                                                  ---------------------------
     End of Year                                  $        1,971        1,357
                                                  ===========================

                                                           Franklin Templeton Variable Products               Calamos
                                                  -----------------------------------------------------   --------------
                                                                              Developing
                                                     Real         Small        Markets        Foreign       Convertible
                                                    Estate         Cap       Securities     Securities       Portfolio
                                                  -----------------------------------------------------   --------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                               11           (7)             1              3              272
   Realized Gain (Loss)                                  (11)         (94)            (8)          (291)            (475)
   Unrealized Appreciation (Depreciation)                (54)        (108)            (4)           (55)            (580)
                                                  -----------------------------------------------------   --------------
     Change in Net Assets from Operations                (54)        (209)           (11)          (343)            (783)

DEPOSITS                                                 426           69             41            139            2,304

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                          -            -              -              6               34
   Withdrawals and Administrative Fees                   170           41              4             80              934
   Transfers (in) out                                 (1,542)         (37)           (56)          (221)             (54)
                                                  -----------------------------------------------------   --------------
     Payments and Withdrawals                         (1,372)           4            (52)          (135)             914
                                                  -----------------------------------------------------   --------------

NET ASSETS:
   Net Increase (Decrease)                             1,744         (144)            82            (69)             607
   Beginning of Year                                     827          661            111          1,753           13,166
                                                  -----------------------------------------------------   --------------

     End of Year                                       2,571          517            193          1,684           13,773
                                                  =====================================================   ==============

                                                      A I M Variable Insurance Funds
                                                  ------------------------------------------
                                                      Dent
                                                      Demo           New            Premier
                                                     Trends       Technology        Equity
                                                  ------------------------------------------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                       $        (22)            (8)           (16)
   Realized Gain (Loss)                                   (353)          (297)          (176)
   Unrealized Appreciation (Depreciation)                 (294)           (67)          (415)
                                                  ------------------------------------------
     Change in Net Assets from Operations                 (669)          (372)          (607)

DEPOSITS                                                   185             83            279

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                            2              1              -
   Withdrawals and Administrative Fees                     119             71             46
   Transfers (in) out                                      113           (116)          (161)
                                                  ------------------------------------------
     Payments and Withdrawals                              234            (44)          (115)
                                                  ------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                                (718)          (245)          (213)
   Beginning of Year                                     1,935            764          1,692
                                                  ------------------------------------------

     End of Year                                  $      1,217            519          1,479
                                                  ==========================================

                                                      Seligman Portfolios
                                                  ---------------------------
                                                      Comm
                                                        &            Capital
                                                      Info          Portfolio         Total
                                                  ---------------------------      ---------
VARIABLE ANNUITY:
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                              (25)             (35)           255
   Realized Gain (Loss)                                 (345)          (1,015)       (20,462)
   Unrealized Appreciation (Depreciation)               (499)             (66)       (24,931)
                                                  ---------------------------      ---------
     Change in Net Assets from Operations               (869)          (1,116)       (45,138)

DEPOSITS                                                 208              404         27,290

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                          -                6            668
   Withdrawals and Administrative Fees                   161              148         16,702
   Transfers (in) out                                   (320)             (92)        14,213
                                                  ---------------------------      ---------
     Payments and Withdrawals                           (159)              62         31,583
                                                  ---------------------------      ---------

NET ASSETS:
   Net Increase (Decrease)                              (502)            (774)       (49,431)
   Beginning of Year                                   2,015            2,898        225,620
                                                  ---------------------------      ---------

     End of Year                                       1,513            2,124        176,189
                                                  ===========================      =========

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kansas City Life Variable Annuity Separate Account (the Account), marketed as Century II Variable Annuity, Century II Affinity Variable Annuity and Century II Freedom Variable Annuity is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in nine series-type mutual funds, as listed below with each fund's objective, or into KCL's Fixed Account.


SERIES-TYPE MUTUAL FUND                          FUND OBJECTIVE
FEDERATED INSURANCE SERIES
American Leaders Fund II                         Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 25% of their industry sectors.

High Income Bond Fund II                         High current income by investing in high-yield, lower-rated corporate bonds (also known as "junk bonds").

International Small Company                      Long-term growth of capital by investing in equity securities of smaller foreign
Fund II                                          companies. (Liquidated 11/21/2003)

Prime Money Fund II                              Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.
MFS VARIABLE INSURANCE TRUST
Bond Series                                      Current income and protection of shareholders' capital by investing in fixed income securities.

Emerging Growth Series                           Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Research Series                                  Long-term growth of capital and future income by investing in common stock and related securities of companies having favorable prospects for long-term growth.

Strategic Income Series                          Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Total Return Series                              Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Utilities Series                                 Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AMERICAN CENTURY VARIABLE PORTFOLIOS
VP Capital Appreciation                          Capital growth by investing in common stocks of growing companies.

VP Income and Growth                             Capital growth and income by investing in common stocks primarily from the largest
                                                 1,500 publicly traded U.S. companies.

VP Inflation Protection (Class II)               Long-term total return and protection against U.S. inflation by investing in debt securities issued by the U.S. government, its agencies and instrumentalities.

VP International                                 Capital growth by investing in stocks of growing foreign companies.

VP Ultra                                         Long-term capital growth by investing in common stocks of growing companies.

VP Value                                         Long-term capital growth and income by investing in stocks of companies believed to be undervalued.

DREYFUS VARIABLE INVESTMENT FUND
VIF Appreciation Portfolio                       Long-term capital growth and income by investing in common stocks of large
                                                 "blue chip" companies.

VIF Developing Leaders Portfolio                 Capital appreciation by investing in securities of small U.S. and foreign companies.

Dreyfus Stock Index Fund, Inc.                   Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price
                                                 Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible                 Capital growth and current income by investing in common stocks of companies that
Growth Fund, Inc.                                meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.
J.P. MORGAN SERIES TRUST II
Mid Cap Value Portfolio                          Growth and capital appreciation by investing in common stocks of companies believed to be undervalued.

U.S. Large Cap Core Equity Portfolio             High total return by investing in large U.S. companies, with sector weightings similar to those of the S&P 500.

Small Company Portfolio                          High total return by investing in small companies.

FRANKLIN TEMPLETON VARIABLE PRODUCTS
SERIES FUND
Franklin Real Estate Fund (Class 2)              Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small Cap Fund (Class 2)                Long-term capital growth by investing primarily in equity securities of small
                                                 U.S. companies.

Templeton Developing Markets                     Long-term capital appreciation by investing primarily in equity securities of
Securities Fund (Class 2)                        companies in emerging market countries.

Templeton Foreign Securities                     Long-term capital growth by investing primarily in equity securities of foreign
Fund (Class 2)                                   companies.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CALAMOS ADVISORS TRUST
Growth and Income Portfolio                      High long-term total return by investing primarily in convertible, equity and fixed-income securities.
A I M VARIABLE INSURANCE FUNDS
V.I. Dent Demographic                            Long-term growth of capital by investing in securities of companies that are likely
Trends Fund                                      to benefit from changing demographic, economic and lifestyle trends.

V.I. New Technology Fund                         Long-term growth of capital by investing in equity securities of technology and science companies.

V.I. Premier Equity Fund                         Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

SELIGMAN PORTFOLIOS, INC.
Capital Portfolio (Class 2)                      Capital appreciation by investing primarily in common stocks of medium-sized
                                                 U.S. companies displaying a proven track record and strong management.

Communications and Information                   Capital gain by investing in securities of companies operating in the
Portfolio (Class 2)                              communications, information and related industries.

Small-Cap Value Portfolio (Class 2)              Long-term capital appreciation by investing generally in small companies believed to be undervalued.

FUND CHANGES

As of May 14, 2003 the Account added four new funds as listed below:

American Century VP Inflation Protection
American Century VP Ultra
J.P. Morgan Mid Cap Value Portfolio
Seligman Small-Cap Value Portfolio

On November 21, 2003 the Account discontinued and liquidated the Federated International Small Company Fund.

During the year ended December 31, 2003, several portfolios changed their name as summarized, with the effective date of the change, in the following table:

CURRENT PORTFOLIO NAME                       PRIOR PORTFOLIO NAME                         EFFECTIVE DATE
Calamos Growth and Income Portfolio          Calamos Convertible Portfolio                May 1, 2003

Dreyfus Small Cap Portfolio                  Dreyfus Developing Leaders Portfolio         January 2, 2003

J.P. Morgan U.S. Disciplined Equity
   Porfolio                                  J.P. Morgan Large Cap Core Porfolio          March 31, 2003

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RISKS AND UNCERTAINTIES

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Account's method for mitigating the risks, are presented below and throughout the notes to the financial statements.

    Financial Statements - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments. Management mitigates these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

REINVESTMENT OF DIVIDENDS

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

FEDERAL INCOME TAXES

The Account is treated as part of KCL for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year results to conform with the current year's presentation.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                                   COST OF                 PROCEEDS
2003:                                                             PURCHASES               FROM SALES
                                                                  ---------               ----------
                                                                            (in thousands)
American Leaders Fund II                                       $     1,806                     2,595
High Income Bond Fund II                                             3,031                     2,126
International Small Company Fund II                                    143                       351
Prime Money Fund II                                                 20,331                    23,009
MFS Research Series                                                  1,565                     2,868
MFS Emerging Growth Series                                           2,134                     3,207
MFS Total Return Series                                              3,448                     3,453
MFS Bond Series                                                      3,456                     2,355
MFS Strategic Income Series                                          1,104                       571
MFS Utilities Series                                                 1,966                     3,596
ACI VP Capital Appreciation                                            554                       714
ACI VP International                                                   859                     1,491
ACI VP Value                                                         1,438                       893
ACI VP Income and Growth                                               553                       526
ACI VP Inflation Protection                                            634                       137
ACI VP Ultra                                                           601                        23
Dreyfus Appreciation Portfolio                                       2,304                     2,168
Dreyfus Small Cap Portfolio                                          2,042                     2,962
Dreyfus Stock Index Fund                                             4,984                     3,696
Dreyfus Socially Responsible Growth Fund                               229                       566
J.P. Morgan U.S. Disciplined Equity Portfolio                          403                       455
J.P. Morgan Small Company Portfolio                                    447                       334
J.P. Morgan Mid Cap Value                                              594                        51
Franklin Real Estate Fund                                            1,368                       962
Franklin Small Cap Fund                                                721                       149
Templeton Developing Markets Securities Fund                           475                       102
Templeton Foreign Securities Fund                                      654                       416
Calamos Convertible Portfolio                                        6,296                     3,489
A I M V.I. Dent Demographic Trends Fund                                430                       246
A I M V.I. New Technology Fund                                         292                       175
A I M V.I. Premier Equity Fund                                         355                       307
Seligman Small Cap Value                                               386                        47
Seligman Capital Portfolio                                             721                       348
Seligman Communications and Information Portfolio                      778                       525

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                   COST OF                 PROCEEDS
2002:                                                             PURCHASES               FROM SALES
                                                                  ---------               ----------
                                                                            (in thousands)
American Leaders Fund II                                       $     2,844                     3,640
High Income Bond Fund II                                             2,463                     2,756
International Small Company Fund II                                     80                       110
Prime Money Fund II                                                 32,363                    33,333
MFS Research Series                                                  2,669                     3,935
MFS Emerging Growth Series                                           3,244                     6,413
MFS Total Return Series                                              5,562                     5,116
MFS Bond Series                                                      3,599                     2,871
MFS Strategic Income Series                                          1,420                     1,065
MFS Utilities Series                                                 3,410                     6,375
ACI VP Capital Appreciation                                            796                     1,136
ACI VP International                                                 1,528                     2,320
ACI VP Value                                                         2,595                     1,464
ACI VP Income and Growth                                               640                     1,163
Dreyfus Appreciation Portfolio                                       2,934                     3,179
Dreyfus Small Cap Portfolio                                          5,325                     4,511
Dreyfus Stock Index Fund                                             6,821                     6,721
Dreyfus Socially Responsible Growth Fund                               454                       975
J.P. Morgan U.S. Disciplined Equity Portfolio                          689                       927
J.P. Morgan Small Company Portfolio                                    430                       493
Franklin Real Estate Fund                                            2,964                     1,154
Franklin Small Cap Fund                                                351                       292
Templeton Developing Markets Securities Fund                           189                        95
Templeton Foreign Securities Fund                                      992                       715
Calamos Convertible Portfolio                                        7,584                     5,924
A I M V.I. Dent Demographic Trends Fund                                506                       577
A I M V.I. New Technology Fund                                         328                       211
A I M V.I. Premier Equity Fund                                         870                       492
Seligman Communications and Information Portfolio                      898                       555
Seligman Capital Portfolio                                           1,614                     1,306

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. CONTRACT CHARGES

CENTURY II VARIABLE ANNUITY AND CENTURY II AFFINITY VARIABLE ANNUITY

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.25% of the asset value of the subaccounts of each contract of which 0.70% is for assuming mortality risks and 0.55% is for expense risk. Additionally, KCL is compensated for administration expenses by a charge based on an annual rate of 0.15% of the asset value of each contract.

KCL deducts an administrative fee of $30 per year for each contract under $50,000. Other fees are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first seven years of the contract, declining from 7% in the first three years to 2% in the seventh year. For the Century II Affinity Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first eight years of the contract, declining from 8% in the first two years to 2% in the eighth year. During 2003, $612,000 ($756,000 - 2002) was assessed in surrender charges and other contract charges, primarily annual administrative fees, totaling $2,879,000 ($3,011,000 - 2002).

CENTURY II FREEDOM ANNUITY

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.40% of the asset value of the subaccounts of each contract. Additionally, KCL is compensated for administration expenses by a charge based on an annual rate of 0.25% of the asset value of each contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Freedom Variable Annuity, no contingent deferred sales charge nor surrender charges are assessed. During 2003, $8,000 (February 1, 2003 inception) was assessed in other contract charges.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year were as follows:

  2003:                                               UNITS                UNITS             NET INCREASE
                                                    PURCHASED             REDEEMED             (DECREASE)
                                                    ---------          --------------        -------------
                                                                       (in thousands)
American Leaders Fund II                                106                   158                  (52)
High Income Bond Fund II                                197                   158                   39
International Small Company Fund II                      29                    60                  (31)
Prime Money Fund II                                   1,683                 1,895                 (212)
MFS Research Series                                     114                   209                  (95)
MFS Emerging Growth Series                              163                   239                  (76)
MFS Total Return Series                                 187                   188                   (1)
MFS Bond Series                                         213                   153                   60
MFS Strategic Income Series                              84                    44                   40
MFS Utilities Series                                     99                   216                 (117)
ACI VP Capital Appreciation                              63                    78                  (15)
ACI VP International                                     69                   119                  (50)
ACI VP Value                                            185                   123                   62
ACI VP Income and Growth                                 95                    92                    3
ACI VP Inflation Protection                              63                    13                   50
ACI VP Ultra                                             56                     2                   54
Dreyfus Appreciation Portfolio                          183                   176                    7
Dreyfus Developing Leaders Portfolio                    170                   237                  (67)
Dreyfus Stock Index Fund                                413                   310                  103
Dreyfus Socially Responsible Growth Fund, Inc            11                    27                  (16)
J.P. Large Cap Core Equity Portfolio                     34                    39                   (5)
J.P. Small Company Portfolio                             36                    28                    8
J.P. Mid Cap Value Portfolio                             53                     4                   49
Franklin Real Estate Fund                               102                    76                   26
Franklin Small Cap                                      116                    27                   89
Templeton Developing Markets Securities Fund             47                    11                   36
Templeton Foreign Securities Fund                        41                    27                   14
Calamos Growth & Income Portfolio                       461                   265                  196
A I M V. I. Dent Demographic Trends Fund                107                    59                   48
A I M V. I. New Technology Fund                         113                    85                   28
A I M V. I. Premier Equity Fund                          65                    52                   13
Seligman Small Cap Value Portfolio                       33                     4                   29
Seligman Communications and Information Portfolio       139                    69                   70
Seligman Capital Portfolio                              161                   105                   56

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                               FOR THE YEAR ENDED
4. FINANCIAL HIGHLIGHTS                       AT DECEMBER 31, 2003                              DECEMBER 31, 2003
                                  -------------------------------------------  ----------------------------------------------------
                                                UNIT FAIR VALUE        NET     INVESTMENT *    EXPENSE RATIO     TOTAL RETURN **
                                  UNITS            LOWEST TO          ASSETS     INCOME          LOWEST TO          LOWEST TO
                                 (000'S)            HIGHEST          (000'S)      RATIO           HIGHEST            HIGHEST
                                 -------      -------------------    --------  ------------    --------------    ------------------
American Leaders Fund II             705      $13.006 to   18.774    $ 13,218      1.53%        1.40% to 1.65    -12.77% to  25.92%
High Income Bond Fund II             508       11.805 to   14.278       7,249       7.13         1.40 to 1.65     -0.36% to  20.52%
International Small Company
   Fund II***                          0        6.354 to   13.980         -         0.00         1.40 to 1.65     37.47% to 202.49%
Prime Money Fund II                  623        9.909 to   12.252       7,628       0.70         1.40 to 1.65    -19.70% to  -0.71%
MFS Research Series                  961       12.635 to   14.871      14,289       0.67         1.40 to 1.65      4.48% to  22.97%
MFS Emerging Growth Series         1,066       12.914 to   14.872      15,837       0.00         1.40 to 1.65     11.51% to  28.42%
MFS Total Return Series              820       11.676 to   19.402      15,859       1.73         1.40 to 1.65    -30.97% to  14.71%
MFS Bond Series                      418       10.734 to   15.350       6,389       5.71         1.40 to 1.65    -24.61% to   7.82%
MFS Strategic Income Series          115       10.842 to   12.940       1,480       5.33         1.40 to 1.65     -8.80% to   8.85%
MFS Utilities Series                 861       13.331 to   19.352      16,642       2.32         1.40 to 1.65     -7.69% to  34.01%
ACI VP Capital Appreciation          392        9.809 to   12.240       3,851       0.00         1.40 to 1.65     18.80% to  48.23%
ACI VP International                 505       12.831 to   14.031       7,087       0.74         1.40 to 1.65     12.28% to  22.78%
ACI VP Value                         572        8.375 to   13.132       4,840       1.01         1.40 to 1.65     27.17% to  99.40%
ACI VP Income and Growth             390        6.405 to   13.123       2,518       1.25         1.40 to 1.65     27.56% to 161.33%
ACI VP Inflation Protection****       50       10.052 to   10.066         508       1.92         1.40 to 1.65      0.52% to   0.66%
ACI VP Ultra****                      54       11.471 to   11.489         620       0.00         1.40 to 1.65     14.71% to  14.89%
Dreyfus Appreciation Portfolio       907       12.361 to   13.307      12,069       1.46         1.40 to 1.65     18.75% to  27.24%
Dreyfus Developing Leaders         1,215       13.171 to   14.245      17,295       0.03         1.40 to 1.65    -51.37% to -41.58%
Portfolio
Dreyfus Stock Index Fund           1,942       12.985 to   13.003      25,247       1.51         1.40 to 1.65     24.70% to  24.88%
Dreyfus Socially Responsible
   Growth Fund, Inc                   91       12.763 to   23.367       2,129       0.11         1.40 to 1.65     12.61% to  69.00%
J.P. Large Cap Core Equity
  Portfolio                          184       12.951 to   13.202       2,427       0.73         1.40 to 1.65     14.51% to  16.91%
J.P. Small Company Portfolio         139       13.836 to   13.934       1,938       0.00         1.40 to 1.65     89.19% to  90.13%
J.P. Mid Cap Value Portfolio****      49       11.983 to   12.002         588       0.00         1.40 to 1.65     19.83% to  20.02%
Franklin Real Estate Fund            251       13.740 to   15.306       3,812       2.46         1.40 to 1.65     20.17% to  33.86%
Franklin Small Cap                   202        6.182 to   13.857       1,329       0.00         1.40 to 1.65     35.34% to 203.36%
Templeton Developing Markets
   Securities Fund                    62       11.192 to   15.265         728       0.90         1.40 to 1.65     50.87% to 105.77%
Templeton Foreign Securities
   Fund                              134       13.378 to   18.314       2,451       1.72         1.40 to 1.65     -4.76% to  30.38%
Calamos Growth & Income
   Portfolio                       1,416       12.258 to   14.005      19,799       3.32         1.40 to 1.65      8.54% to  24.01%
A I M V. I. Dent Demographic
   Trends Fund                       419        4.443 to   13.577       1,863       0.00         1.40 to 1.65     35.56% to 314.22%
A I M V. I. New Technology Fund      346        2.448 to   14.881         901       0.00         1.40 to 1.65     50.27% to 813.36%
A I M V. I. Premier Equity Fund      312        6.091 to   12.608       1,899       0.32         1.40 to 1.65     23.34% to 155.32%
Seligman Small Cap Value
   Portfolio****                      29       13.110 to   13.131         384       1.82         1.40 to 1.65     31.10% to  31.31%
Seligman Communications and
   Information Portfolio             451        5.643 to   14.648       2,586       0.00         1.40 to 1.65     42.05% to 268.77%
Seligman Capital Portfolio           553        5.727 to   13.654       3,172       0.00         1.40 to 1.65     33.87% to 219.16%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

*** Unit value and total return as of 11/21/2003, fund liquidated on 11/21/2003.

**** Fund inception date May 14, 2003.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           FOR THE YEAR ENDED
4. FINANCIAL HIGHLIGHTS                               AT DECEMBER 31, 2002                  DECEMBER 31, 2002
                                               ---------------------------------   ------------------------------------
                                                            UNIT          NET       INVESTMENT *
                                                UNITS       FAIR         ASSETS       INCOME       EXPENSE    TOTAL **
                                               (000'S)      VALUE       (000'S)        RATIO        RATIO      RETURN
                                               -------     --------    ---------    ------------   -------    ---------
American Leaders Fund II                           757      $14.910    $  11,289         1.14%       1.40%     -21.33%
High Income Bond Fund II                           469       11.848        5,552        10.46        1.40       -0.02%
International Small Company Fund II                 31        4.622          145         0.00        1.40      -18.63%
Prime Money Fund II                                835       12.340       10,306         1.40        1.40        0.00%
MFS Research Series                              1,056       12.093       12,771         0.27        1.40      -25.58%
MFS Emerging Growth Series                       1,142       11.581       13,227         0.00        1.40      -34.68%
MFS Total Return Series                            821       16.915       13,895         1.71        1.40       -6.49%
MFS Bond Series                                    358       14.237        5,093         5.51        1.40        7.41%
MFS Strategic Income Series                         75       11.888          887         3.37        1.40        6.90%
MFS Utilities Series                               978       14.441       14,121         2.75        1.40      -23.83%
ACI VP Capital Appreciation                        407        8.257        3,361         0.00        1.40      -22.29%
ACI VP International                               555       11.428        6,341         0.82        1.40      -21.48%
ACI VP Value                                       510        6.586        3,358         0.80        1.40      -13.83%
ACI VP Income and Growth                           387        5.022        1,943         1.10        1.40      -20.49%
Dreyfus Appreciation Portfolio                     900       11.137       10,024         1.09        1.40      -17.87%
Dreyfus Small Cap Portfolio                      1,282       10.969       14,064         0.05        1.40      -20.25%
Dreyfus Stock Index Fund                         1,839       10.273       18,890         1.36        1.40      -23.45%
Dreyfus Socially Responsible Growth Fund, Inc      107       18.806        2,004         0.20        1.40      -29.93%
J.P. Equity Portfolio                              189       10.448        1,971         0.05        1.40      -25.67%
J.P. Small Company Portfolio                       131       10.391        1,357         0.21        1.40      -22.74%
Franklin Real Estate Fund                          225       11.434        2,571         2.05        1.40        0.66%
Franklin Small Cap                                 113        4.568          517         0.25        1.40      -29.68%
Templeton Developing Markets Securities Fund        26        7.419          193         1.70        1.40       -1.53%
Templeton Foreign Securities Fund                  120       14.047        1,684         1.56        1.40       -3.07%
Calamos Convertible Portfolio                    1,220       11.294       13,773         3.42        1.40       -5.43%
A I M V. I. Dent Demographic Trends Fund           371        3.278        1,217         0.00        1.40      -33.15%
A I M V. I. New Technology Fund                    318        1.629          519         0.00        1.40      -45.89%
A I M V. I. Premier Equity Fund                    299        4.938        1,479         0.38        1.40      -31.23%
Seligman Communications and Information
   Portfolio                                       381        3.972        1,513         0.00        1.40      -37.12%
Seligman Capital Portfolio                         497        4.278        2,124         0.00        1.40      -34.07%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                            FOR THE YEAR ENDED
4. FINANCIAL HIGHLIGHTS                               AT DECEMBER 31, 2001                   DECEMBER 31, 2001
                                               ---------------------------------   ------------------------------------
                                                            UNIT          NET       INVESTMENT *
                                                UNITS       FAIR         ASSETS       INCOME       EXPENSE    TOTAL **
                                               (000'S)      VALUE       (000'S)        RATIO        RATIO      RETURN
                                               -------     --------    ---------    ------------   -------    ---------
American Leaders Fund II                          804        $18.951    $15,231         1.40%       1.40%       -5.53%
High Income Bond Fund II                          540         11.850      6,396        10.21        1.40         0.00%
International Small Company Fund II                37          5.680        209         0.00        1.40       -30.98%
Prime Money Fund II                               914         12.341     11,276         3.71        1.40         2.33%
MFS Research Series                             1,139         16.251     18,514         0.02        1.40       -22.36%
MFS Emerging Growth Series                      1,378         17.730     24,425         0.00        1.40       -34.41%
MFS Total Return Series                           813         18.088     14,710         2.10        1.40        -1.16%
MFS Bond Series                                   318         13.255      4,220         5.76        1.40         7.15%
MFS Strategic Income Series                        45         11.121        502         3.76        1.40         3.26%
MFS Utilities Series                            1,200         18.959     22,743         3.27        1.40       -25.27%
ACI VP Capital Appreciation                       439         10.626      4,665         0.00        1.40       -29.07%
ACI VP International                              611         14.554      8,886         0.09        1.40       -30.16%
ACI VP Value                                      383          7.643      2,928         0.76        1.40        11.25%
ACI VP Income and Growth                          488          6.316      3,082         0.70        1.40        -9.64%
Dreyfus Appreciation Portfolio                    922         13.560     12,502         0.80        1.40       -10.55%
Dreyfus Small Cap Portfolio                     1,212         13.754     16,671         0.44        1.40        -7.44%
Dreyfus Stock Index Fund                        1,834         13.419     24,604         1.10        1.40       -13.43%
Dreyfus Socially Responsible Growth
   Fund, Inc                                      129         26.840      3,470         0.05        1.40       -23.66%
J.P. Equity Portfolio                             209         14.056      2,931         0.50        1.40       -13.13%
J.P. Small Company Portfolio                      136         13.450      1,833         0.06        1.40        -9.31%
Franklin Real Estate Fund                          73         11.360        827         4.12        1.40         6.37%
Franklin Small Cap                                102          6.496        661         0.36        1.40       -16.40%
Templeton Developing Markets Securities
   Fund                                            15          7.534        111         1.12        1.40        -9.34%
Templeton Foreign Securities Fund                 100         14.492      1,753         2.97        1.40       -31.38%
Calamos Convertible Portfolio                   1,103         11.942     13,166         3.61        1.40        -6.19%
A I M V. I. Dent Demographic Trends Fund          395          4.903      1,935         0.00        1.40       -32.84%
A I M V. I. New Technology Fund                   254          3.011        764         5.33        1.40       -48.18%
A I M V. I. Premier Equity Fund                   236          7.181      1,692         0.15        1.40       -13.79%
Seligman Communications and Information
   Portfolio                                      319          6.317      2,015        27.40        1.40         3.56%
Seligman Capital Portfolio                        447          6.489      2,898         0.00        1.40       -17.34%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Financial Statements included in the SAI.
(b) Exhibits

    (1) Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account").1/
    (2) Not Applicable.
    (3) Underwriting Agreement between Kansas City Life and Sunset Financial Services, Inc. ("Sunset Financial").2/
    (4) (a) Contract Form.10/
    (5) Contract Application.9/
    (6) (a) Restated Articles of Incorporation of Kansas City Life.1/
        (b) By-Laws of Kansas City Life.7/
    (7) Not Applicable.
    (8) (a) Form of Participation Agreement with MFS Variable Insurance Trust.2/
        (b) Form of Participation Agreement with American Century Variable Portfolios, Inc. (Formerly TCI Portfolios, Inc.)2/
        (c) Form of Participation Agreement with Federated Insurance Series.2/
        (d) Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc.6/
        (e) Agreement between Kansas City Life Insurance Company and
.. P.
            Morgan Series Trust II.4/
        (f) Amended and Restated agreement between Kansas City Life Insurance Company and each of Calamos Advisors Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc.5/
        (g) Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc.8/
        (h) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible

            Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a/ Dreyfus Stock Index Fund).4/
        (i) Revised Exhibit B to Fund Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated American Leaders Fund II, Federated High Income Fund II, Federated Prime Money Fund II and Federated International Small Company Fund II.8/
        (j) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company.8/
        (k) Form of Fund Participation Agreement between Kansas City Life Insurance Company and Seligman Portfolios, Inc., Seligman Advisors, Inc.8/

    (9) Opinion and Consent of Counsel.
   (10) (a) Consent of Sutherland Asbill & Brennan LLP.
        (b) Consent of KPMG LLP.
   (11) Not Applicable.
   (12) Not Applicable.
   (13) Schedule for computation of performance quotations.3/
   (14) Not applicable.

----------------

   1 Incorporated by reference to the Registrant's registration statement filed with the Securities and Exchange Commission on March 3, 1995
(File No. 33-89984).
   2 Incorporated by reference to the Registrant's Pre-Effective Amendment No.1 to its Registration statement filed with the Securities and Exchange Commission on August 25, 1995 (File No. 33-89984).
   3 Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 to its Registration Statement filed with the Securities and Exchange Commission on April 30, 1996. (File No. 33-89984).
   4 Incorporated by reference to the Form S-6 Registration Statement (File No. 033-95354) for Kansas City Life Variable Life Separate Account filed on April 19, 1999.
   5 Incorporated by reference to the Form S-6 Registration Statement (File No. 333-25443) for Kansas City Life Variable Life Separate Account filed on April 30, 1999.
   6 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-25443) for Kansas City Variable Life Separate Account filed on uly 15, 1997.
   7 Incorporated herein by reference to the Form S-6 Registration Statement filed with the Securities and Exchange Commission on October 31, 2000 (File
No. 333-49000).

   8 Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 7 to its Registration Statement filed with the Securities and Exchange Commission on August 28, 2000 (File No. 33-89984).
   9 Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333- 52290) for Kansas City Life Variable Separate Account filed on December 20, 2000.
   10 Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333- 98805) for Kansas City Life Variable Annuity Separate Account filed on August 27, 2002.

Item 25.  Directors and Officers of the Depositor

   NAME AND PRINCIPAL BUSINESS ADDRESS*     POSITION AND OFFICES WITH DEPOSITOR
   ------------------------------------     -----------------------------------

Joseph Bixby ............................  Director, Chairman of the Board
R. Philip Bixby .........................  Director, Vice Chairman of the Board,
                                           President and CEO
Tracy W. Knapp ..........................  Director, Senior Vice President,
                                           Finance
Robert C. Miller ........................  Senior Vice President, Administrative
                                           Services
Charles R. Duffy, Jr. ...................  Senior Vice President, Operations
William A. Schalekamp ...................  Director, Vice President, General
                                           Counsel and Secretary
Mark A. Milton                             Senior Vice President, Actuary
Brent C. Nelson                            Vice President and Controller
Walter E. Bixby .........................  Director
Mary M McCalla ..........................  Treasurer
Daryl D. ensen ..........................  Director
Nancy Bixby Hudson ......................  Director
Webb R. Gilmore .........................  Director
Warren. Hunzicker, M.D ..................  Director
Richard L. Finn .........................  Director
Bradford T. Nordholm ....................  Director
Larry Winn, Jr. .........................  Director
William R. Blessing .....................  Director
Cecil R. Miller .........................  Director
Peter Hathaway, M.D .....................  Vice President and Medical Director
Robert. Milroy ..........................  Vice President, Underwriting and New
                                           Business
David A. Laird ..........................  Assistant Vice President, Assistant
                                           Controller

* The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

NAME                                         JURISDICTION     PERCENT OF VOTING SECURITIES OWNED
----                                         ------------     ----------------------------------
Sunset Life Insurance Company of America     Washington       Ownership of all voting securities
                                                              by depositor

NAME                                         JURISDICTION     PERCENT OF VOTING SECURITIES OWNED
----                                         ------------     ----------------------------------
Sunset Financial Services, Inc.               Washington      Ownership of all voting securities by
                                                              Sunset Insurance Company of
                                                              America
KCL Service Company                            Missouri       Ownership of all voting securities by
                                                              depositor
Lioness Realty Group, Inc.                     Missouri       Ownership of all voting securities by
                                                              depositor
Property Operating Company                     Missouri       Ownership of all voting securities by
                                                              depositor
Old American Insurance Company                 Missouri       Ownership of all voting securities by
                                                              depositor
Contact Data, Inc.                             Missouri       Ownership of all voting securities by
                                                              depositor
Kansas City Life Financial Group, Inc.         Missouri       Ownership of all voting securities by
                                                              depositor

Item 27. Number of Contract owners 243--As of April 21, 2004.
Item 28. Indemnification
     The By-Laws of Kansas City Life Insurance Company provide, in part, in
Article XII:
     1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, oint venture, trust or other enterprise, against expenses, including attorneys' fees, udgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by udgment, order, settlement, conviction or upon a plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
     2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a udgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, oint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
     4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company .
     5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
     6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
     7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, oint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
     8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, oint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
     9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer , employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, oint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
     10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
     11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
     12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.
     13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
     14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent urisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
     Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
     Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
         (a) Sunset Financial Services, Inc. is the registrant's principal underwriter.
         (b) Officers and Directors of Sunset Financial.

             NAME AND PRINCIPAL             POSITIONS AND OFFICES
             BUSINESS ADDRESS*              WITH SUNSET FINANCIAL SERVICES, INC.
             ------------------             ------------------------------------
             Gregory E. Smith               President, Director
             Gary K. Hoffman                Secretary, Director
             Brent C. Nelson                Treasurer
             Bruce W. Gordon                Director
             Walter E. Bixby                Director
             Charles R. Duffy, Jr.          Director
             R. Philip Bixby                Chairman of the Board and Director
             Kelly T. Ullom                 Vice President
             Bruce Oberdling                Vice President
             Donald E. Krebs                Vice President
             Susanna. Denney                Assistant Vice President
             Janice L. Brandt               Assistant Vice President
             Kim Kirkman                    Assistant Vice President
* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
Item 30. Location of Accounts and Records

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 31. Management Services
     All management contracts are discussed in Part A or Part B of this registration statement.
Item 32. Undertakings and Representations
     (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.
     (b) The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.
     (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.
     (d) Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.
     (e) Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this pre-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

                                   SIGNATURES
Pursuant to the requirements of the Securities Act Of 1933 and the Investment Company Act Of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements pursuant to Rule 485(b) under the Securities Act Of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be here unto affixed and attested, all in the City of Kansas City and the State of Missouri on the 26th day of April 2004.

                                          Kansas City Life Variable Annuity
                                          Separate Account
                                          _____________________________
                                          Registrant
(SEAL)

                                          Kansas City Life Insurance Company
                                          ______________________________
                                          Depositor
Attest: /s/ William A. Schalekamp         By: /s/ R. Philip Bixby
        -----------------------------         --------------------------------
         William A. Schalekamp            R. Philip Bixby, President, CEO and
                                          Vice Chairman of the Board

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

SIGNATURE                            TITLE                                       DATE
/s/ R. Philip Bixby
--------------------------           President, CEO and Vice Chairman            April 26, 2004
    R. Philip Bixby                  of the Board

/s/ Brent C. Nelson
--------------------------           Vice President and Controller               April 26, 2004
    Brent C. Nelson                  (Principal Accounting Officer)

/s/ J. R. Bixby
--------------------------           Chairman of the Board and                   April 26, 2004
    J. R. Bixby                      Director

/s/ W. E. Bixby
--------------------------           Director                                    April 26, 2004
    W. E. Bixby

/s/ Daryl D. Jensen
--------------------------           Director                                    April 26, 2004
    Daryl D. Jensen

/s/ William A. Schalekamp
--------------------------           Director                                    April 26, 2004
William A. Schalekamp

/s/ Tracy W. Knapp
--------------------------           Director                                    April 26, 2004
    Tracy W. Knapp

/s/ Webb R. Gilmore
--------------------------           Director                                    April 26, 2004
    Webb R. Gilmore

/s/ Warren J. Hunzicker, M.D.
----------------------------         Director                                    April 26, 2004
    Warren J. Hunzicker, M.D.

/s/ Richard L. Finn
--------------------------           Director                                    April 26, 2004
    Richard L. Finn

/s/ Bradford T. Nordholm
--------------------------           Director                                    April 26, 2004
    Bradford T. Nordholm

/s/ E. Larry Winn, Jr.
--------------------------           Director                                    April 26, 2004
    E. Larry Winn, Jr.

/s/ Nancy Bixby Hudson
--------------------------           Director                                    April 26, 2004
    Nancy Bixby Hudson

/s/ William R. Blessing
--------------------------           Director                                    April 26, 2004
    William R. Blessing

/s/ Cecil R. Miller
--------------------------           Director                                    April 26, 2004
    Cecil R. Miller

        EXHIBIT INDEX
Page No.*

     (9) Opinion and Consent of Counsel.

     (10) (a) Consent of Sutherland Asbill & Brennan LLP.
          (b) Consent of KPMG LLP.

* Page numbers included only in manually executed original in compliance with Rule 403(d) under the Securities Act of 1933.

                  [LOGO OF KANSAS CITY LIFE INSURANCE COMPANY]

                      KANSAS CITY LIFE INSURANCE COMPANY
                      ---------------------------------
       Broadway at Armour / Box 219139 / Kansas City, Missouri 64121-9139
                           Telephone: (816) 753-7000

April 26, 2004

Kansas City Life Insurance Company
3520 Broadway
Kansas City, MO  64111-2565

Re: Registration Statement

To Whom It May Concern:

In connection with the proposed registration under the Securities Act of 1933, as amended, of individual variable annuity contracts (the "Contracts") and interests in the Kansas City Life Variable Annuity Separate Account (the "Separate Account"), I have examined the documents relating to the establishment of the Separate Account by the Board of Directors of Kansas City Life Insurance Company (the "Company") as a separate account for assets applicable to variable annuity contracts, pursuant to Section 376.309 RSMo., as amended, and the Registration Statement, on Form N-4 (the "Registration Statement"), and I have examined such other documents and reviewed such matters of law as I deem necessary for this opinion, and I advise you that in my opinion:

1. The Separate Account is a separate account of the Company duly created and validly existing pursuant to the laws of the State of Missouri.

2. The Contracts, when issued in accordance with the Prospectus constituting a part of the Registration Statement and upon compliance with applicable local law, will be legal and binding obligations of the Company in accordance with their respective terms.

3. The portion of the assets held in the Separate Account equal to reserves and other contract liabilities with respect to the Separate Account are not chargeable with liabilities arising out of any other business the Company may conduct.

I consent to the filing of this opinion as an exhibit to the Registration Statement and the use of my name under the heading "Legal Matters" in the Prospectus constituting a part of the Registration Statement and to the references to me wherever appearing herein.

Yours very truly,

William A. Schalekamp

[SUTHERLAND ASBILL & BRENNAN LLP LETERHEAD]

CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP

We consent to the reference to our firm in the Statement of Additional Information included in Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Freedom Variable Annuity, issued through the Kansas City Life Variable Annuity Separate Account (File No. 333-98805). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                 SUTHERLAND ASBILL & BRENNAN LLP

                                                 By:  /s/ W. Thomas Conner
                                                      --------------------------
                                                          W. Thomas Conner

Washington, D.C.
April 29, 2004

WO 180266.2

                  [SUTHERLAND ASBILL & BRENNAN LLP LETTERHEAD]

      W. THOMAS CONNER
DIRECT LINE: (202) 383-0590
Internet: tconner@sablaw.com

                                 April 29, 2004

VIA EDGAR TRANSMISSION
----------------------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Kansas City Life Insurance Company
     Kansas City Life Variable Annuity Separate Account
     File No. 333-98805

Commissioners:

Transmitted with this letter via EDGAR is Post-Effective Amendment No. 2 (the "Amendment") to the Registration Statement on Form N-4 relating to certain individual flexible premium deferred variable annuity contracts issued through Kansas City Life Variable Annuity Separate Account of Kansas City Life Insurance Company. The Amendment is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933. As counsel who reviewed the Amendment, we represent that the Amendment does not contain disclosures which would otherwise render it ineligible to become effective pursuant to paragraph (b).

If you have any questions or comments regarding the Amendment, please call the undersigned at 202-383-0590.

Sincerely,

/s/ W. Thomas Conner
--------------------
W. Thomas Conner

Attachment

cc: Michael Barker